As filed with the Securities and Exchange Commission on   March 18,1997
                                                 Registration No.2-92633


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM N-1A
                         REGISTRATION STATEMENT UNDER
                      THE SECURITIES ACT OF 1933     X
                POST-EFFECTIVE AMENDMENT NO.   26         X
                                     and
                         REGISTRATION STATEMENT UNDER
                  THE INVESTMENT COMPANY ACT OF 1940     X

                        AMENDMENT NO.   29         X


                         MANNING & NAPIER FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


                 1100 Chase Square, Rochester, New York 14604
              (Address of Principal Executive Office) (Zip Code)

      Registrant's Telephone Number, including Area Code (716) 325-6880

                     B. Reuben Auspitz or Barbara Lapple
                       c/o Manning & Napier Fund, Inc.
                              1100 Chase Square
                          Rochester, New York 14604
                   (Name and Address of Agent for Service)


                                  Copies to:
                            Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius
                            2000 One Logan Square
                            Philadelphia, PA 19103


   It is proposed that this filing will become effective on April 14, 1997 pursuant to paragraph (b)of Rule 485.


Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended December 31, 1996 was filed on February 20, 1997.

                         MANNING & NAPIER FUND, INC.
                            Cross Reference Sheet






Form N-1A item
---------------------------------------
Item Number
---------------------------------------
Part A                                                      Prospectus Caption
---------------------------------------  ---------------------------------------------------------


1.                                       Cover Page
2.                                                                                               *
3.                                       Consolidated Financial Information
4.                                       General Information; Cover Page; Investment Objective
                                         and Policies; Principal Investment Restrictions
5.     (a-b)                             Management
       (c)                                                                                       *
       (d)                               General Information
       (e)                               Management
       (f)                                                                                       *
6.     (a-e)                             General Information
       (f-g)                             Dividends and Tax Status
7.                                       Subscriptions, Exchanges & Redemptions of Shares
8.                                       Subscriptions, Exchanges & Redemptions of Shares
9.                                                                                               *
Part B                                   Statement of Additional Information or Prospectus Caption  (indicated by See Part A")
---------------------------------------
10.                                      Cover Page
11.                                      Cover Page
12.                                                                                              *
13.                                      Investment Objective and Policies
14.                                      Management
15.    (a-b)                             See Part A--General Information
       (c)                               Management
16.    (a-c)                             Management
       (d-g)                                                                                     *
       (h)                               See Part A--General Information
       (i)                                                                                       *
17.    (a)                               Management--Portfolio Transactions and Brokerage
       (b)                                                                                       *
       (c)                               Management--Portfolio Transactions and Brokerage
18.    See Part A--General Information
19.    (a-b)                             See Part A--Offering of Shares
       (c)                               See Part A-Redemption of Shares
       (d)                                                                                       *
20.    Dividends and Tax Status
21.                                                                                              *
22.                                                                                              *
23.    Financial Statements





Part C
      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

* Not Applicable

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                (800) 466-3863

                               SMALL CAP SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company consisting of multiple series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Small Cap Series of the Fund (the "Series"). The Series' investment objective is to provide long-term growth of capital by investing principally in the equity securities of small issuers.

       This Prospectus provides you with the basic information you should know before investing in the Series. The Fund's other series are offered through separate prospectus. You should read this Prospectus and keep it for future
reference.  A  Statement  of  Additional  Information,  dated     April
14,1997    ,  containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            THE DATE OF THIS PROSPECTUS IS    APRIL 14,1997    .

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees 1                               None
Exchange Fees 2                                 None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge. Subsequent exchanges are subject to a fee of $15.


ANNUAL OPERATING EXPENSES

The following information provides (I) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.


Annual Operating Expenses of the Series (as a percentage of average daily net assets):

     Management Fees                    1.00%
     12b-1 Fees                         None
     Other Expenses                     0.08%
     Total Operating Expenses 3         1.08%


Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                        1 year     3 years     5 years     10 years

Small Cap Series         $11        $34         $60         $132


3 The Small Cap Series was engaged in active investment operations for the year ended December 31, 1996; therefore, actual management fees and other expenses are used above.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Small Cap Series (for a share outstanding throughout the period over the various periods shown). The table is part of the Series' audited financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.








                                                     For the year     For the year
                                                         ended            ended
SMALL CAP SERIES 1, 2                                Dec. 31, 1996    Dec. 31, 1995

Net asset value - Beginning of period               $        11.95   $        12.92

Income from investment operations
    Net investment income (loss)                              0.05             0.00
   Net realized and unrealized gain  (loss)
       on investments                                         1.11             1.93
    Total from investment operations                          1.16             1.93

Less distributions declared to shareholders
   From net investment income                                (0.04)              --
    From net realized gain on investments                    (0.89)           (2.90)
       In excess of net realized gains                       (0.09)              --                             --
    Redemption of capital                                       --               --                              --
Total distributions declared to shareholders                 (1.02)           (2.90)

Net asset value - End of period                     $        12.09   $        11.95

Total return11                                               10.06%           14.70%

Ratios (to average net assets)/Supplemental data:
     Expenses8                                                1.08%            1.07%
     Net investment income                                    0.29%          (0.03)%

Portfolio Turnover                                              31%              77%                            12%

Average Commission Rate Paid                        $       0.0291   $         0.05                              --

Net assets - End of period (000's omitted)          $      100,688   $      143,003




                                                     For the year     For the year
                                                        ended            ended
SMALL CAP SERIES 1, 2                                Dec. 31, 1994    Dec. 31, 1993
Net asset value - Beginning of period               $        12.52   $        11.24

Income from investment operations
    Net investment income (loss)                             (0.07)           (0.04)
   Net realized and unrealized gain  (loss)
       on investments                                         1.05             1.70
    Total from investment operations                          0.98             1.66

Less distributions declared to shareholders
   From net investment income                                  --               --
    From net realized gain on investments                    (0.58)           (0.38)
    In excess of net realized gains                            --               --
    Redemption of capital                                      --               --
Total distributions declared to shareholders                 (0.58)           (0.38)

Net asset value - End of period                     $        12.92   $        12.52

Total return11                                                8.01%           14.64%

Ratios (to average net assets)/Supplemental data:
     Expenses8                                                1.10%            1.13%
     Net investment income                                   (0.58)%          (0.43)%

Portfolio Turnover                                              31%              12%

Average Commission Rate Paid                                    --               --

Net assets - End of period (000's omitted)           $      105,522   $       70,734





                                                      For the Period      For the Period
                                                      April 30, 1992     Jan. 1, 1989 to
                                                     (recommencement      July 24, 1989
                                                      of operations)      (date of full
SMALL CAP SERIES 1, 2                                to Dec. 31, 1992      redemption)

Net asset value - Beginning of period               $         10.0010   $           8.96

Income from investment operations
    Net investment income (loss)                                (0.02)             (0.39)
   Net realized and unrealized gain  (loss)
       on investments                                            1.63                 --
    Total from investment operations                             1.61              (0.39)

Less distributions declared to shareholders
   From net investment income                                      --                 --
    From net realized gain on investments                       (0.29)                --
    In excess of net realized gains                           (0.08)9                 --
    Redemption of capital                                          --              (8.57)
Total distributions declared to shareholders                    (0.37)             (8.57)

Net asset value - End of period                     $           11.24   $             --

Total return11                                                   16.2%               - 7

Ratios (to average net assets)/Supplemental data:
     Expenses8                                                 1.27%5         14.59%5, 7
     Net investment income                                   (0.26)%5        (8.02)%5, 7

Portfolio Turnover                                                       24%           --

Average Commission Rate Paid                                       --                 --

Net assets - End of period (000's omitted)          $          33,079   $             --





                                                      For the year     For the year
                                                         ended             ended
SMALL CAP SERIES 1, 2                                Dec. 31, 19883    Dec. 31, 1987

Net asset value - Beginning of period             $          8.93   $         8.08

Income from investment operations
    Net investment income (loss)                             0.10             0.13
   Net realized and unrealized gain  (loss)
       on investments                                       (0.07)            0.75
    Total from investment operations                         0.03             0.88

Less distributions declared to shareholders
   From net investment income                                 --               --
    From net realized gain on investments                     --            (0.03)
    In excess of net realized gains                           --               --
    Redemption of capital                                     --               --
Total distributions declared to shareholders                  --            (0.03)

Net asset value - End of period                   $          8.96   $         8.93

Total return11                                               0.33%           10.89%

Ratios (to average net assets)/Supplemental data:
     Expenses8                                               1.34%            2.26%
     Net investment income                                   0.91%            0.95%

Portfolio Turnover                                            --    6         76%

Average Commission Rate Paid                                  --               --

Net assets - End of period (000's omitted)        $            90   $       36,193


                                                           For the period
                                                            Jan. 6, 1986
                                                          (commencement of
                                                           operations) to
SMALL CAP SERIES 1, 2                                       Dec. 31, 1986

Net asset value - Beginning of period               $           10.00

Income from investment operations
    Net investment income (loss)                                (0.09)
   Net realized and unrealized gain  (loss)
          on investments                                        (1.83)
    Total from investment operations                            (1.92)

Less distributions declared to shareholders
   From net investment income                                     --
    From net realized gain on investments                         --
    In excess of net realized gains                               --
    Redemption of capital                                         --
Total distributions declared to shareholders                      --

Net asset value - End of period                      $            8.08

Total return11                                                  (19.2%)

Ratios (to average net assets)/Supplemental data:
     Expenses8                                                   9.08%5
     Net investment income                                     (5.62%)5

Portfolio Turnover                                                --    6

Average Commission Rate Paid                                      --

Net assets - End of period (000's omitted)            $           1,608


1 Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the investment portfolio for discrete periods. On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the period of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14,1988 to July 24, 1989, the only shareholder of the Fund were the shareholders who provided the initial capitalization for the Fund (the "Initial Shareholders"). During the periods when the only shareholders of the Fund were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

2 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

3    Per  share  data  was  determined  using  a monthly average of the shares outstanding throughout the period.

4 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who were investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

5  Annualized.

6    For these periods, there were no purchases of securities whose maturities or expiration dates were greater than one year from the acquisition date.

7 During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in
Note 1, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

8 Absent fee waivers, the ratios of expenses to average daily net assets is as follows: 1.27% (for the period 4/30/92 to 12/31/92); 15.57% (for the period 1/1/89 to 7/24/89);1.34% (for the year ended 12/31/88); 2.27% (for the year ended 12/31/87); and 9.34%(for the period 1/6/88 (commencement of operations) to 12/31/86).

9 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

10    Initial  offering  price  upon recommencement of operations on April 30,
1992.

11 Represents aggregate total return for the period indicated.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This prospectus relates to the Small Cap Series of the Fund (the "Series"). The Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. There are no fees or expenses charged to any investor in connection with acquisition of Fund shares.

       Historically, shares of the Fund were available only in connection with certain strategies the Advisor employed on behalf of discretionary account clients that had authorized the Advisor to acquire and dispose of Fund shares on their behalf. These strategies entailed using one or more series of the Fund as a means to capture opportunities in specific market or industry sectors and to provide diversification among asset classes (e.g., international diversification or portfolio diversification among small-cap stocks) that could not otherwise be captured efficiently and with sufficient diversification. Once an investment opportunity was captured for a Series, that Series would ordinarily be "collapsed" (i.e., securities sold and the shares of the Series redeemed) and the proceeds returned to the individual client accounts.

     The Advisor may also make the shares of the Fund offered hereby available in additional circumstances. First, Fund shares, including shares of series offered through separate prospectuses, may be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium. In addition, shares are offered to investors that are not discretionary account clients of the Advisor. Series made available in this way could no longer be collapsed at the Advisor's sole discretion.

      Since the Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interests of the Fund and its clients so as to minimize the effect on performance.

          As a general rule, the investment in shares of a Series on behalf of discretionary account clients is limited to a maximum of 5% -- or if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% -- of the client's portfolio.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

          The Series seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market
capitalization  of  the  S&P  Midcap Index as of the close on    December 31,
1996     was approximately    $1,415.4    million), whichever is greater at
the time of investment. The Series will, under normal circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Series' objective.

        Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of larger companies.

       The objective of the Series is to provide long-term growth of capital. There is no assurance that the Series will attain its objective. The Series will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Series does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Series may be subject to the risk of being called by the issuer. However, the Series will not buy bonds if they are in default as to payment of principal or interest.

     The Series expects to be fully invested in equity securities under normal circumstances. During periods when economic conditions in the primary investment industries or vehicles for the Series are unfavorable or when market conditions suggest a temporary defensive position, the Series may invest its assets in U.S. Government securities, corporate bonds and money market instruments, including, but not limited to, commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements, rated in one of the top two rating categories by a major rating service or, if unrated, of comparable quality as determined by the Advisor (see the Appendix for details). In addition, even under normal circumstances the Series may to varying degrees invest in certain types of securities or use certain techniques and strategies discussed below under "Risk and Additional Information About Investment Policies".

      The Series' investment objective and policies as described above are not fundamental policies and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

     In attempting to achieve its objective, the Series may follow a number of investment strategies as described below. These strategies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior notice or approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

       In seeking its objective, the Series may invest up to 10% of its assets in foreign securities which are not publicly traded in the United States. The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The
Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for the Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' Custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. GOVERNMENT SECURITIES

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies (e.g., the Federal National Mortgage Corporation)are supported only by the credit of the agency.

SHORT SALES

     The Series may within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

     The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate account with a
segregated  portfolio of    liquid assets     in an amount at least equal to
the purchase price.

MORTGAGE-BACKED SECURITIES

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest
rates.    Mortgage-backed  securities  are  in  most  cases  "pass-through"
instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Certain of the obligations purchased by the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly,
or  at  some  other     interval, and may have a floor or ceiling rate.
There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a "covered basis", i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations
under  futures  contracts  and  will  set  aside     liquid  assets     in a
segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of a Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. The Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by a Series and the prices of currency contracts, options, futures and options on futures;
(3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

      The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities). The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

     The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry.

          The Series may not invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

     The Series may not make loans, except through repurchase agreements.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

         The Advisor acts as Investment Advisor to the Fund and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. This fee is higher than the mean fee paid by all other mutual funds. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Fund. The Fund is responsible for its operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, Shareholder Servicing or Transfer Agent and Accounting Services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

TOTAL RETURN

          From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before 4:00 p.m. Eastern time by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholders may elect to have a specified amount invested on a regular schedule. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Series' Board of Directors.

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in a direct investment account with the Fund for which payment has been received by the Transfer Agent may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.       The  Fund  has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

NET ASSET VALUE

         The Series' net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

     The Series expects to pay ordinary income dividends and capital gain distributions, if any, annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The Series is not managed with respect to tax outcomes for its shareholders.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Series so qualifies, it will not be subject to federal income taxes on its net investment income and capital gains, if any, which the Series distributes to its shareholders, provided that at least 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed, and provided that the Series meets certain other requirements imposed by the Code.
  All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently, the Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of each Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Services, Inc.'s corporate bond ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

    AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

    A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

    A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

    A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated B are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                              1100 Chase Square
                          Rochester, New York  14604
                                1-800-466-3863

Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company consisting of multiple series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the eight series of the Fund described below (individually and collectively, the "Series"). The investment objective of each Series, except for the Global Fixed Income Series, is to provide long-term growth of capital. The Global Fixed Income Series seeks long-term total return. The Series seek to achieve their respective objectives by the following investment policies:

SMALL CAP SERIES - by investing principally in the equity securities of small issuers.

ENERGY SERIES - by investing principally in the equity securities of companies in the energy industry and in industries connected with, marketing the products of, serving and/or supplying the energy industry or which use energy extensively in their product development or operations.

TECHNOLOGY SERIES - by investing principally in the equity securities of companies in science -and technology-based industries and in industries connected with, marketing the products of, serving and/or supplying science -and technology-based industries or which use scientific and technological advances extensively in their product development or operations.

FINANCIAL SERVICES SERIES - by investing principally in the equity securities of companies in the financial services industry and in industries connected with, marketing the products of, serving and/or supplying the financial services industry or which use financial services extensively in their product development or operations.

INTERNATIONAL SERIES - by investing principally in the equity securities of non_United States issuers.

LIFE SCIENCES SERIES - by investing principally in the equity securities of companies in industries based on the life sciences (such as pharmaceuticals, biomedical technology, health care delivery and environmental services) and in industries connected with, marketing the products of, serving and/or supplying industries based on the life sciences.

GLOBAL FIXED INCOME SERIES - by investing principally in fixed income securities issued by governments, banks, corporations and supranational entities located anywhere in the world, including the United States.

WORLD OPPORTUNITIES SERIES - by investing principally in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which are believed to have attractive long-term business prospects and valuations.

This Prospectus provides you with the basic information you should know before investing in the Series of the Fund named above. The Fund's other eleven series are offered through separate prospectus. You should read this Prospectus and keep it for future reference. A Statement of Additional
Information,  dated    April 14, 1997,     containing additional information
about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
           THE DATE OF THIS PROSPECTUS IS    MARCH 17, 1997    .

EXPENSES
 SHAREHOLDER TRANSACTION EXPENSES
(As a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees                                 None

ANNUAL OPERATING EXPENSES

The following information provides (I) a tabular summary of expenses relating to the annual operating expense of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.






Annual Fund Operating Expenses (as a percentage of average daily net assets)
----------------------------------------------------------------------------

                                                                                     Small                     Life
                                                                        Technology   Cap       International   Sciences
                                                                        Series1      Series1   Series1         Series1
                                                                        -----------  --------  --------------  ---------
Management                                                                    1.00%     1.00%           1.00%      1.00%
12b-1 fees                                                              None         None      None            None
Other expenses                                                                0.04%     0.08%           0.12%      0.06%
                                                                        -----------  --------  --------------  ---------
Total fund operating
   expenses                                                                   1.04%     1.08%           1.12%      1.06%
                                                                        ===========  ========  ==============  =========



Annual Fund Operating Expenses (as a percentage of average daily net assets)
----------------------------------------------------------------------

                                                                        Financial             Global         World
                                                                        Services    Energy    Fixed Income   Opportunities
                                                                        Series2     Series2   Series2        Series1
                                                                        ----------  --------  -------------  --------------
Management                                                                   1.00%     1.00%          1.00%           1.00%
12b-1 fees                                                              None        None      None           None
Other expenses                                                               0.13%     0.13%          0.25%           0.17%
                                                                        ----------  --------  -------------  --------------
Total fund operating
   expenses                                                                  1.13%     1.13%          1.25%           1.17%
                                                                        ==========  ========  =============  ==============

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:






                               1 year   3 years   5 years   10 years
                              -------  --------  --------  ---------
Technology Series 1           $    11  $     33  $     57  $     127
Small Cap Series 1                 11        34        60        132
International Series 1             11        36        62        136
Life Sciences Series 1             11        34        58        129
Energy Series 2                    12        36
Financial Services Series 2        12        36
Global Fixed Income Series 2       13        40
World Opportunities Series 1       12        37        64        142

1 The Life Sciences Series was engaged in active investment operations for the period January 1, 1995 through September 21, 1995. The Small Cap Series, Technology Series and the International Series were engaged in active investment operations for the year ended December 31, 1996 and the World Opportunities Series was engaged in active investment operations for the period September 6, 1996 (commencement of operations) to December 31, 1996; therefore, actual management fees and other expenses were used above.

2 As these Series have not commenced active investment operations, the "Annual Fund Operating Expenses" percentages and the "Example" expenses presented are estimates based upon expense and average net assets if the Series were in active investment operations for an entire year.

The purpose of the above table is to assist the investor in understanding the various costs and expenses associated with investing in the Fund. For a more complete description of the various costs and expenses illustrated above, please refer to the Management sections of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Series (for a share outstanding throughout the period over various periods shown). The tables are part of each Series' audited financial statements, which are included in the Statement of Additional Information incorporated by reference
into  this  Prospectus.    The  Technology  Series,  Small  Cap  Series,  and
International Series financial statements are included in the Statement of Additional Information as they were engaged in active investment operations for the year ended December 31, 1996. The World Opportunities Series financial statements are also included in the Statement of Additional Information for the period September 6, 1996 (commencement of operations) to December 31, 1996. The remaining Series were not in active investment operations; thus financial statements are not included.

Per share income and capital change information is presented for the Technology Series, Small Cap Series, and International Series as they remain engaged in active investment operations. Per share and capital change information is presented for the World Opportunities Series for the period September 6, 1996 (commencement of operations) to December 31, 1996. The remaining Series have not commenced active investment operations; thus the per share income and capital change information is not presented.







TECHNOLOGY SERIES
                                                                                        For the period     For the period
                                                                                         Aug. 29, 1994      Jan. 1, 1992 to
                                                         For the          For the      (recommencement of   May 11, 1995 15
                                                      Year ended       Year ended        operations)       (date of full
                                                     Dec. 31, 1996    Dec. 31, 1995    to Dec. 31, 1994     redemption)

Net asset value - Beginning of period               $        10.71   $        11.35   $         10.0019   $          10.25

Income from investment operations
   Net investment income (loss)                              (0.02)            0.02               (0.01)              0.01
   Net realized and unrealized gain  (loss)
       on investments                                         2.19             4.51                1.36               1.53
    Total from investment operations                          2.17             4.53                1.35               1.54

Less distributions declared to shareholders
    From net investment income                                  --            (0.01)                 --                 --
    From net realized gain on investments                    (0.30)           (5.16)                 --              (1.94)
    Redemption of capital                                       --                                   --              (9.85)
Total distributions declared to shareholders                 (0.30)           (5.17)                 --             (11.79)

Net asset value - End of period                     $        12.58   $        10.71   $           11.35   $             --

Total return 21                                              20.90%           40.25%               13.5%              --15

Ratios (to average net assets)/Supplemental data:
     Expenses                                                 1.04%            1.12%             1.32%4         1.35%4, 15
     Net investment income                                  (0.17%)            0.13%           (0.40)%4         0.20%4, 15

Portfolio Turnover                                             107%             107%                  5%               --5

Average Commission Rate Paid                        $       0.0163   $       0.0156                  --                 --

Net assets - End of period (000's omitted)          $      112,432   $       53,147   $          51,929   $             --




TECHNOLOGY SERIES
                                                                                                        For the period
                                                                                                        Nov. 4, 1988
                                                      For the          For the          For the         (commencement of
                                                     Year ended       Year ended       Year ended        operations) to
                                                     Dec. 31, 1991    Dec. 31, 1990    Dec. 31, 1989    Dec. 31, 1988 3

Net asset value - Beginning of period               $         8.00   $         9.41   $        10.28   $          10.00

Income from investment operations
   Net investment income (loss)                              (0.04)            0.02            (0.05)              0.01
   Net realized and unrealized gain  (loss)
       on investments                                         2.93            (0.83)           (0.06)              0.28
    Total from investment operations                          2.89            (0.81)           (0.11)              0.29

Less distributions declared to shareholders
    From net investment income                                  --            (0.03)             --2              (0.01)
    From net realized gain on investments                    (0.64)           (0.57)           (0.76)                --
    Redemption of capital                                       --               --               --                 --
Total distributions declared to shareholders                 (0.64)           (0.60)           (0.76)             (0.01)

Net asset value - End of period                     $        10.25   $         8.00   $         9.41   $          10.28

Total return 21                                              36.10%          (8.90)%          (0.90)%             19.40%

Ratios (to average net assets)/Supplemental data:
     Expenses                                                 1.13%            1.14%            1.11%            1.22%4
     Net investment income                                  (0.33)%         0.20%12           (0.49)%            0.81%4

Portfolio Turnover                                               4%              25%             --5                --5

Average Commission Rate Paid                                    --               --               --                 --

Net assets - End of period (000's omitted)          $        5,594   $        5,835   $        6,669   $          6,260







SMALL CAP SERIES 7


                                                          For the          For the
                                                          Year ended       Year ended
                                                       Dec. 31, 1996    Dec. 31, 1995

Net asset value - Beginning of period                 $        11.95   $        12.92
Income from investment operations
    Net investment income (loss)                                0.05             0.00
    Net realized and unrealized gain  (loss)
    on investments                                              1.11             1.93
    Total from investment operations                            1.16             1.93

Less distributions declared to shareholders
    From net investment income                                 (0.04)              --
    From net realized gain on investments                      (0.89)           (2.90)
    In excess of net realized gains                            (0.09)              --
    Redemption of capital                                         --               --
Total distributions declared to shareholders                   (1.02)           (2.90)
Net asset value - End of period                       $        12.09   $        11.95

Total return 21                                                10.06%           14.70%
Ratios (to average net assets) / Supplemental data:
     Expenses9                                                  1.08%            1.07%
     Net investment income                                      0.29%          (0.03)%

Portfolio Turnover                                                31%              77%

Average Commission Rate Paid                          $       0.0291   $       0.0500

Net assets - End of period (000's omitted)            $      100,688   $      143,003   $      105,522   $       70,734


                                                      For the          For the
                                                    Year ended       Year ended
                                                   Dec. 31, 1994    Dec. 31, 1993

Net asset value - Beginning of period              $        12.52   $        11.24

Income from investment operations
    Net investment income (loss)                            (0.07)           (0.04)
    Net realized and unrealized gain  (loss)
       on investments                                         1.05             1.70
    Total from investment operations                          0.98             1.66

Less distributions declared to shareholders
    From net investment income                                  --               --
    From net realized gain on investments                     (0.58)           (0.38)
    In excess of net realized gains                             --               --
    Redemption of capital                                       --               --
Total distributions declared to shareholders                  (.058)           (0.38)

Net asset value - End of period                       $        12.92   $        12.52

Total return 21                                                8.01%           14.64%

Ratios (to average net assets) / Supplemental data:
     Expenses9                                                  1.10%            1.13%
     Net investment income                                    (0.58)%          (0.43)%

Portfolio Turnover                                                31%              12%

Average Commission Rate Paid                                       --               --

Net assets - End of period (000's omitted)            $      100,688   $      143,003



SMALL CAP SERIES7
                                                        For the period      For the period
                                                        April 30, 1992       Jan. 1, 1989
                                                         (recommence-       July 24, 1989
                                                        ment of oper.)      (date of full
                                                       to Dec. 31, 19926     redemption)

Net asset value - Beginning of period                 $          10.0017   $          8.96

Income from investment operations
    Net investment income (loss)                                   (0.02)            (0.39)
    Net realized and unrealized gain  (loss)
       on investments                                               1.63                --
    Total from investment operations                                1.61             (0.39)

Less distributions declared to shareholders
    From net investment income                                        --                --
    From net realized gain on investments                          (0.29)               --
    In excess of net realized gains                             (0.08)16                --
    Redemption of capital                                             --             (8.57)
Total distributions declared to shareholders                       (0.37)            (8.57)

Net asset value - End of period                       $            11.24   $            --

Total return 21                                                    16.20%             --10

Ratios (to average net assets) / Supplemental data:
     Expenses9                                                    1.27%4, 13       14.59%4, 10
         Net investment income                                  (0.26)%4, 13      (8.02)%4, 10

Portfolio Turnover                                                    24%              --5

Average Commission Rate Paid                                          --                --

Net assets - End of period (000's omitted)            $           33,079   $            --



 SMALL CAP SERIES7
                                                                                               For the period
                                                                                                Jan. 6, 1986
                                                             For the           For the         (commencement
                                                           Year ended       Year ended      of operations) to
                                                          Dec. 31, 19881    Dec. 31, 1987    Dec. 31, 1986 11

Net asset value - Beginning of period                   $          8.93   $         8.08   $            10.00

Income from investment operations
    Net investment income (loss)                                   0.10             0.13                (0.09)
    Net realized and unrealized gain  (loss)
       on investments                                             (0.07)            0.75                (1.83)
    Total from investment operations                               0.03             0.88                (1.92)

Less distributions declared to shareholders
    From net investment income                                      --               --                   --
    From net realized gain on investments                           --            (0.03)                  --
    In excess of net realized gains                                 --               --                   --
    Redemption of capital                                           --               --                   --
Total distributions declared to shareholders                        --            (0.03)                  --

Net asset value - End of period                                    8.96   $         8.93   $             8.08

Total return 21                                                    0.33%           10.89%             (19.44)%

Ratios (to average net assets) / Supplemental data:
     Expenses9                                                     1.34%            2.26%              9.08%4
     Net investment income                                         0.91%            0.95%            (5.62)%4

Portfolio Turnover                                                 --5               76%                 --5

Average Commission Rate Paid                                         --               --                   --

Net assets - End of period (000's omitted)              $            90   $       36,193   $            1,608






INTERNATIONAL SERIES


                                                       For the          For the          For the          For the
                                                     Year ended       Year ended       Year ended       Year ended
                                                    Dec. 31, 1996    Dec. 31, 1995    Dec. 31, 1994    Dec. 31, 1993

Net asset value - Beginning of period              $         9.57   $         9.54   $        11.33   $         9.19

Income from investment operations
   Net investment income (loss)                              0.15             0.13             0.14             0.15
   Net realized and unrealized gain (loss)
      on investments8                                        1.98             0.26            (1.78)            2.24
Total from investment operations                             2.13             0.39            (1.64)            2.39

Less distributions declared to shareholders:
   From net investment income                               (0.14)           (0.12)              --            (0.25)
   From paid-in-capital                                        --            (0.16)              --               --
   From net realized gain on investment                     (0.02)           (0.08)           (0.15)              --
   In excess of net realized gains                             --               --                -               --
Total distributions declared to shareholders                (0.16)           (0.36)           (0.15)           (0.25)

Net asset value - End of period                    $        11.54   $         9.57   $         9.54   $        11.33

Total return 21                                             22.35%            4.14%         (14.48)%           26.00%

Ratio (to average net assets)/Supplemental data:
   Expenses                                                  1.12%            1.20%            1.18%            1.16%
   Net investment income                                     1.46%            1.42%            1.38%            1.39%

Portfolio Turnover                                              2%              14%              31%              20%

Average Commission Rate Paid                       $       0.0013   $       0.0021               --               --

Net assets at end of period (000's omitted)        $      149,331   $      128,294   $       85,964   $       92,012





INTERNATIONAL SERIES


                                                     For the period
                                                    Aug. 27, 1992 to
                                                    (commencement of
                                                     operations)
                                                     Dec. 31, 1992

Net asset value - Beginning of period              $         10.0018

Income from investment operations
   Net investment income (loss)                                 0.03
   Net realized and unrealized gain (loss)
      on investments8                                           0.57
Total from investment operations                                0.60

Less distributions declared to shareholders:
   From net investment income                                  (0.03)
   From paid-in-capital                                           --
   From net realized gain on investment                        (1.24)
   In excess of net realized gains                          (0.14)14
Total distributions declared to shareholders                   (1.41)

Net asset value - End of period                    $            9.19

Total return 21                                                 6.01%

Ratio (to average net assets)/Supplemental data:
   Expenses                                                   1.33%4
   Net investment income                                      0.85%4

Portfolio Turnover                                               --5

Average Commission Rate Paid                                      --

Net assets at end of period (000's omitted)        $          72,163













LIFE SCIENCES SERIES
                                                     For the period                                         For the period
                                                     Jan. 1, 1995 to                                         Oct. 7, 1992
                                                     Sept. 21, 1995         For the          For the       (commencement of
                                                    (date of complete     Year ended       Year ended       operations) to
                                                      redemption)20      Dec. 31, 1994    Dec. 31, 1993     Dec. 31, 1992

Net asset value - Beginning of period              $            10.43   $        10.18   $        10.12   $         10.0018

Income from investment operations
   Net investment income (loss)                                  0.06             0.02             0.02                0.02
   Net realized and unrealized gain (loss)
      on investments                                             4.02             1.02             0.30                0.18
Total from investment operations                                 4.08             1.04             0.32                0.20

Less distributions declared to shareholders:
   From net investment income                                   (0.06)           (0.02)           (0.02)              (0.02)
   In excess of net investment income                              --               --            (0.01)                 --
   From net realized gain on investments                        (6.59)           (0.77)           (0.23)              (0.06)
   Redemption of Capitalization                                 (7.86)              --               --                  --
Total distributions declared to shareholders                   (14.51)           (0.79)           (0.26)              (0.08)

Net asset value - End of period                    $               --   $        10.43   $        10.18   $           10.12

Total return 21                                                 41.07%           10.30%            3.16%               1.95%

Ratio (to average net assets)/Supplemental data:
   Expenses                                                    1.06%4             1.07%            1.14%             1.83%4
   Net investment income                                       0.57%4             0.17%            0.20%             0.67%4

Portfolio Turnover                                                 28%              49%              45%                --5

Average Commission Rate Paid                       $             0.06               --               --                  --

Net assets - End of period (000's omitted)         $               --   $       67,219   $       70,594   $          13,210












WORLD OPPORTUNITIES SERIES
                                                     For the period
                                                     Sept. 1, 1996
                                                    (commencement of
                                                     operations) to
                                                     Dec. 31, 1996
                                                   ------------------

Net asset value - Beginning of period              $         10.0022
                                                   ------------------

Income from investment operations
   Net investment income (loss)                                 0.05
   Net realized and unrealized gain (loss)
      on investments                                            0.43
Total from investment operations                                0.48

Less distributions declared to shareholders:
   From net investment income                                  (0.05)
   From net realized gain on investments                       (0.01)
Total distributions declared to shareholders                   (0.06)

Net asset value - End of period                    $           10.42

Total return 21                                                 4.82%

Ratio (to average net assets)/Supplemental data:
   Expenses                                                   1.17%4
   Net investment income                                      1.54%4

Portfolio Turnover                                                 1%

Average Commission Rate Paid                       $          0.0065

Net assets - End of period (000's omitted)         $          77,338
                                                   ==================


Footnotes to Financial Highlights:

1 Per share data was determined using a monthly average of the shares outstanding throughout the period.

2 On April 11, 1989, a $.004 dividend was distributed to shareholders of record on April 11, 1989.

3 On November 4, 1988, the Technology Series commenced sales of it's shares to persons who are investment advisory clients or employees of the Fund's Advisor.

4 Annualized.

5 For these periods, there were no purchases of securities whose maturity or expiration date was greater than one year from the acquisition date.

6 The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. On April 30, 1992 the Fund resumed sales of shares of the Small Cap Series to advisory clients and employees of the Fund's Advisor. Previously, the Small Cap Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988. Other than those periods stated previously, the only shareholders of the Small Cap Series were those of the Initial Shareholders. During periods when the only shareholders of the Small Cap Series were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury securities.
On July 11 and 24, 1989, the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

7 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

8 This amount is mathematically derived as the difference between the changes in net asset value for the year and net investment income. The amount shown for the year ended December 31, 1988 does not agree with the net realized gains and net decrease in unrealized appreciation for the year as shown on the Statement of Operations because the average number of shares for the year used to determine the above computations is significantly different than the number of shares outstanding at the time of the April 13, 1988 redemption described in Note (6) above.

9 Absent fee waivers, the ratios of expense to average daily net assets is as follows: 1.27%(for the period 4/30/92 to 12/31/92); 15.57%(for the period 1/1/89 to 7/24/89); 1.34%(for the year ended 12/31/88); 2.27%(for the year ended 12/31/87); and 9.34%(for the period 1/6/88(commencement of operation) to 12/31/86).

10 During the period January 1, 1989 to July 24, 1989(date of full redemption), the only shareholders and resulting assets were those of the Initial Shareholders who redeemed their shares on July 11 and 24, 1989. Therefore, the ratios presented may not be representative of an actively operated series.

11 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who are investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

12 Investment income per share is comprised of recurring dividend and interest income which amounted to $0.07 per share and special dividends from Bell Industries and Tempest Technologies, Inc. which amounted to $0.03 and $0.02 per share, respectively.

13 For the period April 30, 1992 to December 31, 1992, the ratios for the Small Cap Series were calculated using average daily net assets.

14 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, due to the requirements of the Internal Revenue Code (the "Code"). The Code requires the Fund to treat it's open forward currency contracts sold short as covered for their fair market value at the end of the period. The Fund recognized the gains on the forward foreign currency contracts as unrealized for book purposes at the end of the period.

15 The investment practice of the Fund results in the active operation of the investment portfolios for discrete periods. On August 29, 1994, the Fund resumed sales of shares of the Technology Series to advisory clients and employees of the Fund's Advisor. Previously, the Technology Series was in active operations from November 4, 1988 to May 11, 1992. On May 11, 1992, the Technology Series redeemed all shares held, therefore, the ratios presented may not be representative of an actively traded fund.

16 Distributions may differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirement of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

17 Initial offering price upon recommencement of operations on April 30, 1992.

18 International Series and Life Sciences Series commenced operations on August 27, 1992 and October 7, 1992, respectively. The initial offering price upon commencement of operations was $10.00 per share.

19 Initial offering price upon recommencement of operations on August 29, 1994.

20 The investment practice of the Fund results in the active operation of the investment portfolios for discrete periods. On September 21, 1995, the Life Sciences Series redeemed all shares held, therefore, the ratios presented may not be representative of an actively traded fund.

21 Represents aggregate total return for the period indicated.

22 Initial offering price upon commencement of operations on September 6, 1996.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This Prospectus relates to eight series of the Fund: the Small Cap Series, the Energy Series, the Technology Series, the Financial Services Series, the International Series, the Life Sciences Series, and the Global Fixed Income Series and the World Opportunities Series. The Small Cap Series of the Fund is a diversified fund.
  The Energy Series, the Technology Series, the Financial Services Series, the International Series, the Life Sciences Series, and the Global Fixed Income Series and the World Opportunities Series are non-diversified funds.

         Shares of the Fund are offered to employees of the Advisor and to its clients or those of its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates and directly to investors. There are no fees or expenses charged to any investor in connection with acquisition of Fund shares.

       Historically, shares of the Fund have been available only in connection with certain strategies the Advisor employed on behalf of discretionary account clients that had authorized the Advisor to acquire and dispose of Fund shares on their behalf. These strategies entailed using one or more series of the Fund as a means to capture opportunities in specific market or industry sectors and to provide diversification among asset classes (e.g., international diversification or portfolio diversification among small-cap stocks) that could not otherwise be captured efficiently and with sufficient diversification. Once an investment opportunity was captured for a Series, that Series would ordinarily be "collapsed" (i.e., securities sold and the shares of the Series redeemed) and the proceeds returned to the individual client accounts. Such Series might not be "collapsed", however, if it continued to be a suitable vehicle for certain clients to diversify risk by investing in a sector or asset class (e.g., small capitalization stocks or international securities) the performance of which historically is not highly correlated (i.e., is said to have a low "covariance" or be "non-covariant") with other holdings in the client's advisory portfolio.

     The Advisor may also make the shares of the Fund offered hereby available in additional circumstances. First, Fund shares, including shares of series offered through separate prospectuses, may be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium. In addition, shares are offered to investors that are not discretionary account clients of the Advisor. Series made available in this way could no longer be collapsed at the Advisor's sole discretion.

        Since a Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interests of the Fund and its clients so as to minimize the effect on performance.

          As a general rule, the investment in shares of a Series on behalf of discretionary account clients is limited to a maximum of 5% -- or if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% -- of the client's portfolio. For clients who have selected a fixed income investment objective, the Advisor may invest up to 25% of their portfolio in the Global Fixed Income Series.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

GENERAL

        The objective of each Series is to provide long-term growth of capital except for the Global Fixed Income Series which seeks long term total return. The various Series of the Fund may become inactive during periods when the Advisor believes that there are insufficient opportunities for growth in the particular market or individual sector. However, each Series is designed to provide an opportunity for long-term growth when used over an extended period of time in conjunction with the Advisor's overall investment management
services.    There  is  no assurance that a Series will attain its objective.
Each Series, except for the Global Fixed Income Series, will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Small Cap Series does not intend to invest more than 5% of the value of its total net assets in warrants. In
the  case  of  the  International  Series     and  the  World  Opportunities
Series    ,  the equity securities will be of non-United States issuers.  The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by a Series may be subject to the risk of being called by the issuer. However, none of the Series will buy bonds if they are in default as to payment of principal or interest. In the case of the Global Fixed Income Series the portfolio will consist primarily of government debt securities (e.g., those of agencies, instrumentalities and political subdivisions of U.S. and foreign governments) and of investment grade corporate debt securities, bank obligations and supranational obligations (rated BBB or better by Standard and Poor's Corporation's ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") and high quality money market instruments (e.g., commercial paper, T-bills, certificates and deposit and bankers acceptances rated A-2 or better by S&P's or P-2 or better by Moody's).

         Each Series, except for the Global Fixed Income Series, expects to be fully invested in equity securities under normal circumstances. The Global Fixed Income Series expects to be fully invested in fixed income securities under normal circumstances. During periods when economic conditions in the primary investment industries or vehicles for each Series are unfavorable or when market conditions suggest a temporary defensive position, a Series may invest its assets in U.S. government securities (or in the case of the
International  Series,     the World Opportunities Series     and the Global
Fixed Income Series, both U.S. and foreign government securities), corporate bonds and money market instruments, including, but not limited to, commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements, rated in one of the top two rating categories by a major rating service or, if unrated, of comparable quality as determined by the Advisor (see the Appendix for details). In addition, even under normal circumstances the Series may to varying degrees invest in certain types of securities or use certain techniques and strategies discussed below under "Risk and Additional Information about Investment Policies".

SMALL CAP SERIES

          The Small Cap Series seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market capitalization of the S&P Midcap Index as of the close on December 31, 1996 was approximately $1,415.4 million), whichever is greater at the time of investment. The Small Cap Series will, under normal circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Small Cap Series' objective. There can be no assurance that the Series will attain its objective.

        Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of larger companies.

     Investing in the Series involves the risk that the anticipated changes in the economic environment will not occur. Changes in sector allocation may lead to significant portfolio turnover with attendant brokerage and (for taxable investors) tax consequences (see Dividends and Tax Status section). The Series expects that its portfolio turnover rate generally will be no more than 250%. The Series' ability to dispose of securities may be restricted by the requirements for qualification for a regulated investment company.

      The Series'investment objective and policies as described above are not fundamental policies and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

ENERGY SERIES

      The Energy Series seeks to achieve its investment objective by investing principally in the equity securities of companies in the energy industry and in industries connected with, marketing the products of, serving and/or supplying the energy industry or which use energy extensively in their product development or operations (hereinafter referred to as "energy and related industries"). An equity security will generally be considered appropriate for investment by the Energy Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to the energy and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the energy and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Series' policy as to concentration of investments in the securities of companies in the energy and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investing in companies in the energy and related industries are that earnings and dividends of companies in these industries are greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies can fluctuate significantly over a short period of time due to changes in international politics, policies of the Organization of Petroleum Exporting Countries
(OPEC), relationships among OPEC nations, energy conservation, the regulatory environment, governmental tax policies and the economic growth and stability of countries which consume large amounts of energy resources. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Energy Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

TECHNOLOGY SERIES

          The Technology Series seeks to achieve its investment objective by investing principally in the equity securities of companies in science -and technology-ased industries and in industries connected with, marketing the products of, serving and/or supplying science -and technology-based industries or which use scientific and technological advances extensively in their product development or operations (hereinafter referred to as "technology and related industries"). Examples of companies involved in technology and related industries include the following areas: biotechnology and health care; communications; computers; electronics; factory and office automation; metallurgical and other materials advances; and specialty chemicals, among others. An equity security will generally be considered appropriate for investment by the Technology Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to technology and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in technology and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Technology Series' policy as to concentration of investments in the securities of companies in technology and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in the stocks of technology and related industries are that the earnings prospects of these companies may be particularly uncertain or volatile for a variety of reasons. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Products and services they offer may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. In addition, biotechnology and health care companies may be subject to extensive regulatory requirements causing considerable expense and delay. Hence, such stocks may exhibit relatively high price volatility and involve a high degree of risk. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each
portfolio  holding  on  the  Series'  performance.    Given  the  industry
concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Technology Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

FINANCIAL SERVICES SERIES

       The Financial Services Series seeks to achieve its investment objective by investing principally in the equity securities of companies in the financial services industry and in industries connected with, serving and/or supplying the financial services industry or which use financial services extensively in their product development or operations (hereinafter referred to as "financial services and related industries"). Selected examples of companies involved in financial services would include: banks; thrift institutions; insurance companies and brokers; finance companies; stockbrokers and investment managers; leasing companies; real estate services; credit card services; and, certain vendors and customers of the above (e.g., financial software companies). The Series may purchase securities of an issuer which derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to applicable SEC regulations as set forth in the Statement of Additional Information. An equity security will generally be considered appropriate for investment by the Financial Services Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to the financial services and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the financial services and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Series' policy as to concentration of investments in the securities of companies in the financial services and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in financial services and related industries are that the earnings prospects of these companies may be uncertain or volatile for a variety of reasons. These companies may be subject to uncertainties from changes in: interest rates; the rate of inflation; the quality of their loan or investment portfolios; government policies involving regulation or taxation; the ability or willingness of consumers, companies, and governments to repay loans; and the economic growth and political stability of outstanding debtor nations. Certain financial services companies may also have limited product lines, markets or financial resources, or they may be dependent upon a limited management group or be affected by severe price competition. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non_diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Financial Services Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

INTERNATIONAL SERIES

         The International Series seeks to achieve its investment objective by investing principally in equity securities of non-United States issuers. The International Series will, under normal circumstances, have at least 65% of the value of its total assets invested, and expects to be fully invested, in equity securities issued by non-United States entities in three or more countries including, but not limited to, France, Germany, the United Kingdom, Spain, Italy, Switzerland, Belgium, the Netherlands, Denmark, Sweden, Norway, Canada, Mexico, Japan, Singapore, Australia, and New Zealand. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

         While the International Series intends to invest in the securities of many different companies, in theory the Series could be invested in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invests in, the greater would be the effect of each portfolio holding on the Series' performance. Given the Series' status as non-concentrated, no investment will be made that will result in more than 25% of the Series' assets being invested in any one industry. A foreign government and its agencies will be deemed separate industries for purposes of this restriction. The Series should not be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates. See "Risk and Additional Information about Investment Policies - Foreign Securities" for a further discussion of the risks associated with investments in foreign securities.

LIFE SCIENCES SERIES

         The Life Sciences Series seeks to achieve its investment objective by investing principally in the equity securities of companies engaged in research, development, production, or distribution of products and services related to the life sciences. Examples of companies involved in the life sciences and related industries include those in the following areas:

          Pharmaceuticals, including ethical (prescription) and proprietary (nonprescription) drugs, drug delivery systems, and chemical or biological components used in diagnostic testing.

          Biotechnology, including processes, products or services relevant to human health care, veterinary medicine, agriculture, bioremediation, energy systems or industrial manufacturing.

          Medical Products and Supplies, including equipment used in chemical analysis and diagnostic testing, surgical and medical instruments, and dental and optical products.

          Health Care Services, including owners/operations of acute care hospitals, specialty treatment hospitals, health maintenance organizations, nursing homes, outpatient care centers, and other services associated with health care delivery.

          Environmental Services, including companies engaged in research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.

          An equity security will generally be considered appropriate for investment by the Life Sciences Series if, as determined by the Advisor, at least 50% of the company's assets, revenues, or net income are derived from or
related  to  the  life  sciences  and  related  industries.    Under  normal
circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the life sciences and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

        The Life Sciences Series' policy as to concentration of investments in the securities of companies in the life sciences and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in the life sciences and related industries are that the earnings prospects of these companies may be uncertain or volatile for a variety of reasons. For example, the Life Sciences Series' industries are subject to substantial government regulation and, in some instances, funding or subsidies. Accordingly, changes in government policies or regulations could have a material effect on the demand and/or supply of products and services. In addition, scientific and technological advances present the risk that products and services may be subject to rapid obsolescence. Moreover, there may be significant liability risks associated with medical or environmental products and services. While the Series' portfolio will normally include securities of established suppliers of traditional products and services, the Series may also invest in smaller companies (including companies without historical records of having earned profits) that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, the price of their securities may fluctuate more erratically and to a greater degree than those of larger, more established companies since they may trade less frequently and in more limited volume. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Life Sciences Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

GLOBAL FIXED INCOME SERIES

      The Global Fixed Income Series seeks to achieve its investment objective by investing principally in fixed income securities issued by governments, banks, corporations and supranational entities located anywhere in the world. The Series will, under normal circumstances, have at least 65% of the value of its total assets in fixed income securities of issuers located in three or more countries, including, but not limited to, the United States, Western Europe, Canada, Mexico, Japan, Australia and New Zealand. The portfolio may invest in securities denominated in U.S. or foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country. There is no limit on the amount the Series may invest in any one country, or in securities denominated in the currency of any one country. There can be no assurance that the Series will attain its objective.

          The Series' investments in fixed income securities will include debt securities issued or guaranteed by U.S. or foreign sovereign governments, their agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by independent international organizations created or supported by multiple governmental entities ("supranational entities") such as the World Bank; U.S. or foreign corporate debt including commercial paper, notes and bonds; debt obligations of U.S. and foreign banks and bank holding companies; money market instruments; mortgage-backed securities; and repurchase agreements involving these securities. The Series' portfolio will consist primarily of government debt securities and of investment grade corporate debt securities, bank debt and money market securities as rated by an established rating agency (i.e., BBB or A-2 or better by S&P or Baa or P_2 or better by Moody's Investors Service, Inc. ("Moody's")), or, if not rated, determined to be of comparable quality by the Advisor. Bonds rated BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics. The Series may invest up to 20% of its assets in lower-rated, high-risk debt securities (those rated Ba or lower by Moody's or BB or lower by S&P) which have poor protection of payment of principal and interest. These securities are commonly known as junk bonds. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.
  Ratings of corporate bonds including lower rated bonds are included in the Appendix. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series may invest up to 5% of its total assets in debt securities convertible into equity securities, although the Series has no current intention to convert such securities or to hold them as equities after conversion. The maturity of debt securities may be long-term (10 years or greater), intermediate (1 to 10 years), or short-term (12 months or less) and the proportion invested in each category can be expected to vary depending on evaluations of market conditions. The value of debt securities held by the Series, and therefore the Series' total return, is significantly affected by movements in interest rates and by changes in foreign currency exchange rates.
  In addition, the effect of interest rate movements on the value of the Series' shares will be affected by the Series' average weighted maturity since longer term securities will experience greater fluctuations than shorter term securities. The value of debt securities held by the Series will also be affected by changes in the ratings of any securities and changes in the ability of the issuer to make payments of principal and interest.

        While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. The Global Fixed Income Series will not invest more than 25% of its total assets in any one foreign government. A foreign government and its agencies will be deemed separate industries for purposes of this restriction. The Series should not be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates. See "Additional Investment Policies--Foreign Securities" for a further discussion of the risks associated with investments in foreign securities.

       The investment objective and policies and the continued use of its name are fundamental investment policies of the Global Fixed Income Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

WORLD OPPORTUNITIES SERIES

          The World Opportunities Series seeks to attain its objective by investing at least 65% of its assets in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which, in the Advisor's opinion, have attractive long-term business prospects and valuations. It may invest up to 20% of assets in noninvestment-grade convertibles and debt securities. There can be no assurance that the Series will attain its objective.

       The Series may also invest up to 35% of its assets in corporate debt securities of foreign issuers and in obligations issued by foreign governments or their respective agencies and instrumentalities. The value of debt securities fluctuates inversely to changes in interest rates. The Series may invest in both exchange and over-the-counter traded securities. The Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Special Risk and Additional Investment Policies - World Opportunities Series Only".

          In periods of unusual market conditions, when the Series' Advisor considers it appropriate, the Series may invest all or any part of the Series' assets in cash, U.S. Government Securities, high quality commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

     The Series is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"), which means that the Series is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Series may invest a greater proportion of its assets in the securities of a small number of issuers and as a result will be subject to greater risk with respect to its securities. However, the Series intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed to be creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

          Unless otherwise stated, the Series' investment policies are not fundamental and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

      In addition, the Series may to varying degrees use certain techniques and strategies discussed below under "Risk and Additional Information about Investment Policies".

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

     In attempting to achieve their objectives, the Series may follow a number of investment strategies as described below. Unless otherwise noted, these strategies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior notice or approval of a Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

      In seeking its objective, the International Series will invest primarily in common stocks of non-United States issuers, while the World Opportunities Series will invest 65% of its assets in common stocks of companies domiciled in at least three different countries. The Global Fixed Income Series will invest primarily in government and corporate fixed income securities issued anywhere in the world, including the U.S. In addition, the Life Sciences Series may invest up to 25% of its assets, and each other Series may invest up to 10% of its assets in foreign securities which are not publicly traded in the United States. Each Series will invest no more than 25% of its assets in any one foreign government. Each Series, except for the Global Fixed Income Series, may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Each Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the 1940 Act, of the outstanding voting securities of a Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. The Global Fixed Income Series' policy under which it has no limit on the amount it may invest in any one country may involve a higher degree of risk than if the Fund were more diversified among countries. The special risks associated with investing in just one country include a greater effect on portfolio holdings of country-specific economic factors, currency fluctuations and country-specific social or political factors.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

          Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's Custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. GOVERNMENT SECURITIES

          Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., the Federal National Mortgage Association).

SHORT SALES

     Each Series may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate
account  with  a  segregated  portfolio of    liquid assets     in an amount
equal to the purchase price.

MORTGAGE-BACKED SECURITIES

        Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

          To the extent that the Series purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Series' principal investment to the extent of the premium paid. The yield of the Series may be affected by reinvestment of prepayments at higher or lower rates that the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

          Certain of the obligations purchased by each of the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset
daily,  weekly, quarterly, or at some other    interval, and may have a floor
or  ceiling rate.      There is a risk that the current interest rate on such
obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments.
  Each Series may write covered call options on common stocks (fixed income securities for the Global Fixed Income Series); may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a "covered basis", i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

         Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations
under  futures  contracts  and  will  set  aside     liquid  assets     in a
segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of a Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. A Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. A Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of each Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by a Series and the prices of currency contracts, options, futures and options on futures;
(3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

SPECIAL  RISK  AND ADDITIONAL INVESTMENT POLICIES--WORLD OPPORTUNITIES SERIES
ONLY

      The World Opportunities Series may engage in the following investment policies and practices, some of which are described in more detail in the Statement of Additional Information.

FOREIGN INVESTMENTS

          Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S., including the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. In general, there may be limited public information with respect to foreign issuers, and some foreign issuers may also be subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

      The Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

INVESTING IN OTHER INVESTMENT COMPANIES

          The Series may invest up to 10% of its total assets in closed-end
investment  companies  commonly  referred  to  as  "country  funds".    Such
investments will involve the payment of duplicate fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

SMALL COMPANIES

          The Series may invest in smaller, less well established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange-listed securities of larger companies.

SECURITIES LENDING

          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

HIGH YIELD DEBT SECURITIES

        High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series are subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of a Series' outstanding shares.

          Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the borrowing Series' total assets and the borrowing Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

        The Small Cap Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities). The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

       The Small Cap Series, the International Series, the Global Fixed Income Series and the World Opportunities Series may not invest 25% or more of the value of their total assets in securities of issuers in any one industry.

     No Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

          Each Series may purchase shares of closed-end (except for the World Opportunities Series which may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

          No Series may make loans, except loans of portfolio securities and through repurchase agreements.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

         The Advisor acts as Investment Advisor to the Fund and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and
institutions.    For  its  services  to the Fund under the Investment Advisory
Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets.
This fee is higher than the mean fee paid by all other mutual funds. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Fund. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, Shareholder Servicing or Transfer Agent and Accounting Services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and,
(xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance.

OFFERING OF SHARES

         Shares of the Fund are offered to persons who are investment advisory clients or employees of the Fund's Advisor or its affiliates and directly to investors. The purchase price for shares will be the net asset value next determined after receipt by the Fund of a duly completed purchase order transmitted by the Advisor to the Fund either executed by the investor or by the Advisor pursuant to a power of attorney and/or investment management agreement granted by the client.

          The minimum initial investment in the Fund is $2,000. The minimum initial or subsequent investment in any Series of the Fund for accounts held custody by the Advisor or its affiliates is $400. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs to clients for this service.

NET ASSET VALUE

     The Fund's net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

YIELD AND TOTAL RETURN

      From time-to-time the Series may advertise their total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

             The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. Net investment income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

REDEMPTION OF SHARES

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.       The  Fund  has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

         Each Series expects to pay ordinary income dividends and capital gain distributions, if any, annually. Dividends and distributions will be paid in full and fractional shares of the particular Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting each Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. None of the Series covered in this Prospectus are managed with respect to shareholders' tax outcomes.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), each Series is treated as a separate entity for federal income tax purposes. Each Series of the Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. If a Series so qualifies, that Series will not be subject to federal income taxes on its net investment income and capital gains, if any, which such Series distributes to its shareholders, provided that at least 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed, and provided that such Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently each Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

ADDITIONAL DIVIDEND AND TAX INFORMATION FOR THE INTERNATIONAL SERIES, THE GLOBAL FIXED INCOME SERIES AND THE WORLD OPPORTUNITIES SERIES

         Income, such as dividends and interest, received by the International Series, the Global Fixed Income Series and the World Opportunities Series may give rise to withholding taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions and treaties between such countries and the United States may reduce or eliminate such taxes.

        If more than 50% of the value of the International Series', the Global Fixed Income Series' and the World Opportunities Series' total assets at the close of their fiscal year consists of stocks or securities of foreign corporations, the Series will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the Series will be required to include in gross income their respective pro rata portions of foreign taxes paid by the Series, and either deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use such pro rata portions as foreign tax credits against their U.S. income taxes. Investors should note that Code Section 904 imposes significant limitations on a taxpayer's ability to claim the foreign tax credit.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of each Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          Coopers & Lybrand, L.L.P. has been selected as the independent accountants of the Series and performs an annual audit of the Series' accounts and reviews the Series' tax returns.

        Fleet Bank acts as Custodian for the Energy Series, Financial Services Series, Global Fixed Income Series and the domestic assets of the Technology Series and Life Sciences Series. Boston Safe Deposit and Trust Company acts as Custodian for the International Series, Small Cap Series, World Opportunities Series and the foreign assets of the Life Sciences Series and Technology Series. The Advisor, acting as Transfer Agent, maintains its own shareholder account records, and shareholder inquiries should be directed to Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Services, Inc.'s corporate bond ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          B - Bonds which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

       A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative  capitalization  structure  with moderate reliance on debt and ample asset protection.
     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

      A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issuers designated A-1.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B - Issues rated B are regarded as having only speculative capacity for timely payment.

       C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                          WORLD OPPORTUNITIES SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company consisting of multiple series, each a separate investment portfolio having its own investment objectives and policies. This Prospectus relates to the World Opportunities Series (the "Series"), a series of the Fund. The Series' investment objective is to seek long-term capital growth.

       This Prospectus provides you with the basic information you should know
before  investing  in  the  Series.       The Fund's other series are offered
through  separate prospectus.     You should read this Prospectus and keep it
for  future  reference. A Statement of Additional Information, dated    April
14, 1997    , containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE DATE OF THIS PROSPECTUS IS    APRIL 14, 1997    .

Expenses

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees 1                               None
Exchange Fees 2                                 None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses" of the Series.

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (I) a tabular summary of expenses relating to the annual operating expense of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses (as a percentage of average daily net assets):

Management Fees                 1.00%
12b-1 Fees                       None
Other Expenses 3                0.17%
Total Operating Expenses 3      1.17%

Example:
You would pay the following expenses on a $1,000 investment, assuming a) 5% annual return and b) redemptions at the end of each period:

                                1 year     3 years     5 years     10 years
World Opportunities Series       $12        $37          $64         $142

3 World Opportunities Series was engaged in active investment operations for the period September 6, 1996 to December 31, 1996; therefore, actual management fees and other expenses are used above.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in each Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of the Prospectus.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the World Opportunities Series (for a share outstanding throughout the period for the period shown). The table is part of the Series audited financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.





                                                     For the period
                                                     Sept. 1, 1996
                                                    (commencement of
                                                     operations) to
                                                     Dec. 31, 1996
                                                   ------------------

Net asset value - Beginning of period              $          10.003
                                                   ------------------

Income from investment operations
   Net investment income (loss)                                 0.05
   Net realized and unrealized gain (loss)
      on investments                                            0.43
Total from investment operations                                0.48

Less distributions declared to shareholders:
   From net investment income                                  (0.05)
   From net realized gain on investments                       (0.01)
Total distributions declared to shareholders                   (0.06)

Net asset value - End of period                    $           10.42

Total return 1                                                  4.82%

Ratio (to average net assets)/Supplemental data:
   Expenses                                                   1.17%2
   Net investment income                                      1.54%2

Portfolio Turnover                                                 1%

Average Commission Rate Paid                       $          0.0065

Net assets - End of period (000's omitted)         $          77,338
                                                   ==================





1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Initial offering price upon commencement of operations on September 6, 1996.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the World Opportunities Series, a series of the Fund. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. Investors may be charged a fee if they effect transactions through a broker or agent.

      Since the Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interest of the Fund and its clients so as to minimize the effect on performance.

        As a general rule, the investment in shares of the Series on behalf of discretionary account clients is limited to a maximum of 5% -- or if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% -- of the client's portfolio.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

GENERAL

          The objective of the Series is to seek long-term capital growth. The Series generally invests at least 65% of its assets in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which, in the Advisor's opinion, have attractive long-term business prospects and valuations. It may invest up to 20% of assets in noninvestment-grade convertibles and debt securities. Unless otherwise stated, the Series' investment policies are not fundamental and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change. There is no assurance that the Series will achieve its investment objective.

          The Series may also invest up to 35% of its assets in corporate debt securities of foreign issuers and in obligations issued by foreign governments, or their respective agencies and instrumentalities. The value of debt securities fluctuates inversely to changes in interest rates. The Series may invest in both exchange and over-the-counter traded securities. The Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Special Risk and Additional Investment Policies-High Yield Debt Securities".

          In periods of unusual market conditions, when the Series' Advisor considers it appropriate, the Series may invest all or any part of the Series' assets in cash, U.S. Government Securities, high quality commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

        The Series is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"), which means that the Series is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Series may invest a greater proportion of its assets in the securities of a small number of issuers and as a result will be subject to greater risk with respect to its securities. However, the Series intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed to be creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

     In addition, the Series may to varying degrees use certain techniques and strategies discussed below under "Special Risk and Additional Investment Policies".

SPECIAL RISK AND ADDITIONAL INVESTMENT POLICIES

    The Series may engage in the following investment policies and practices, some of which are described in more detail in the Statement of Additional Information.

FOREIGN INVESTMENTS

    Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S., including the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. In general, there may be limited public information with respect to foreign issuers, and some foreign issuers may also be subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

      The Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

INVESTING IN OTHER INVESTMENT COMPANIES

  The Series may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds". Such investments will involve the payment of duplicate fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

SMALL COMPANIES

   The Series may invest in smaller, less well-established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange-listed securities of larger companies.

U.S. GOVERNMENT SECURITIES

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (i.e., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., the Federal National Mortgage Association).

SHORT SALES

      The Series may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge and as a method of deferring realized capital gains from one taxable year to the next for tax purposes.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Certain of the obligations purchased by the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly,
or  at  some  other     interval, and may have a floor or ceiling rate.
There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments.
  The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Series has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is "in the money".

FUTURES CONTRACTS

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations
under  futures  contracts  and  will  set  aside     liquid  assets     in a
segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the prices of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Fund does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. The Fund will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Fund may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the CFTC rules would exceed 5% of the unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts, and futures options.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

     The Series may enter into forward commitments or purchase securities on a when_issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate account with a
segregated  portfolio of    liquid assets     in an amount at least equal to
the purchase price.

MORTGAGE-BACKED SECURITIES

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

          To the extent that the Series purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Series' principal investment to the extent of the premium paid. The yield of the Series may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

SECURITIES LENDING

          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

HIGH YIELD DEBT SECURITIES

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

     The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry.

          The Series may not invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may invest its assets in securities of any other investment company (closed-end and open-end), (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

          The Series may not make loans, except through loans of portfolio securities and repurchase agreements.

          Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Company are managed by its Board of Directors. The Board approves all significant agreements between the Company and persons or companies furnishing services to the Company, including the Company's agreements with its Investment Advisor and Custodian. The day-to-day operations of the Company are delegated to the Company's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as Investment Advisor to the Company and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Company including supervision of service providers to the Fund and direction of the Advisor's directors, officers, or employees who may be elected as officers of the Company to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Company under the Investment Advisory Agreement, the Company pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Company's average daily net assets. This fee is higher than the mean fee paid by all other mutual funds. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the
Company.    The Company is responsible for its operating expenses, including:
(i)  interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, Shareholder Servicing or Transfer Agent and Accounting Services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

TOTAL RETURN

         From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before 4:00 p.m., Eastern Standard time by the Distributor, Transfer Agent, of its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service provided by the Fund's Board of Directors.

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in a direct investment account with the Fund for which payment has been received by the Transfer Agent may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at the net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.       The  Fund  has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

NET ASSET VALUE

         The Series' net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short_term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND DISTRIBUTIONS

          The Series expects to pay ordinary income dividends and capital gain distributions, if any, annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions, and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. This Series is not managed with respect to tax outcomes for its shareholders.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Series so qualifies, it will not be subject to federal income taxes on its net investment income and capital gains, if any, which the Series distributes to its shareholders, provided that at least 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed, and provided that the Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans. In view of the Series' investment policy, ordinary income dividends, if any, are expected to be small.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently, the Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

ADDITIONAL DIVIDEND AND TAX INFORMATION

         Income, such as dividends and interest, received by the Fund may give rise to withholding taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions and treaties between such countries and the United States may reduce or eliminate such taxes.

      If more than 50% of the value of the Fund's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include in gross income their respective pro rata portions of foreign taxes paid by the Fund, and either deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use such pro rata portions as foreign tax credits against their U.S. income taxes. Investors should note that Code
Section 904 imposes significant limitations on a taxpayer's ability to claim the foreign tax credit.

GENERAL INFORMATION

     The Company was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

       The Company does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Company will assist with shareholder communications in connection with the meeting. The shares of the Company have equal rights with regard to voting,
redemption,  dividends,  distributions  and  liquidations.    The  Company's
shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of each Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Services, Inc.'s corporate bond ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     B - Bonds which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa represent obligations which are speculative in a
high  degree.    Such  issues  are  often  in  default  or  have  other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

       A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

      A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B - Issues rated B are regarded as having only speculative capacity for timely payment.

       C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                        DIVERSIFIED TAX EXEMPT SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Diversified Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future
reference.  A  Statement  of  Additional  Information,  dated     April  14,
1997    ,  containing  additional  information  about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE DATE OF THIS PROSPECTUS IS    APRIL 14, 1997    .

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees 1                               None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

ANNUAL OPERATING EXPENSES

The following information provides (I) tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):

     Management Fees 2                  0.50%
     12b-1 Fees.                        None
     Other Expenses 3                   0.20%
     Total Operating Expenses3          0.70%

Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period4:

                                1 year 3 years  5 years  10 years

Diversified Tax Exempt Series     $7      $22     $39     $87

2 Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (the Fund's Advisor) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

3 Diversified Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1996; therefore, actual management fees and other expenses are used above.

4 Should the total operating expenses for the Series exceed .85% of its average net assets, the Advisor has voluntarily agreed to waive its fee and pay other operating expenses in an amount that limits total operating expenses to .85% of its average net assets. The fee waiver and the assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Diversified Tax Exempt Series (for a share outstanding throughout the period for the periods shown). The table is part of the Series' audited financial statements which are included in the Statement of Additional Information incorporated by reference into this Prospectus.






                                                     For the year     For the year      For the period
                                                         ended            ended        Feb. 14, 1994 to
                                                     Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994

Net asset value - Beginning of period               $        10.32   $         9.26   $          10.004

Income from investment operations:
   Net investment income                                      0.43             0.43                0.21
   Net realized and unrealized gain/(loss)
      on investments                                         (0.10)            1.06               (0.75)

Total from investment operations                              0.33             1.49               (0.54)

Less distributions declared to shareholders:
   From net investment income                                (0.42)           (0.43)              (0.20)

Net asset value - End of period                     $        10.23   $        10.32   $            9.26

Total return 1                                                3.33%           16.29%             (5.39)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                   0.70%            0.79%          0.85%2, 3
   Net investment income                                      4.44%            4.52%          3.71%2, 3
Portfolio turnover                                               2%               5%                  4%

Net assets - End of period (000's omitted)          $       16,949   $       12,452   $           8,481





1 Represents aggregate total return for the period indicated.
2 Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses: 1.29%; Net investment income: 3.27%.
4 Initial offering price upon commencement of operations on February 14, 1994.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Diversified Tax Exempt Series. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Diversified Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the
Advisor  or  its  affiliates.     There is no limitation on the investment in
shares  of  the  Series  on  behalf  of  discretionary  account clients unless
otherwise  limited  by a client agreement.      There are no fees or expenses
charged to any investor in connection with acquisition of shares of the Series.

      Since the Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interest of the Fund and its clients so as to minimize the effect on performance.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax as the Advisor believes is consistent with preservation of capital. The Investment Advisor will attempt to balance the Fund's goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Fund's portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal income tax. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

        The Series seeks its objective by following the fundamental investment policy of investing at least 80% of its net assets in Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Risk and Additional Information about Investment Policies" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix.

          When the Series invests in Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisors' ability than would be the case if the Series were investing in Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

          Interest income from certain types of Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

         In pursuing its objective, the Series may to a limited extent buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of Tax Exempt Securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

         During times when conditions in the markets for Tax Exempt Securities suggest a temporary defensive position, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest categories by either Moody's or Standard & Poor's; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.

          A change in the securities held by the Series is known as "portfolio turnover". Portfolio turnover generally involves some expense to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The Advisor believes that in general the secondary market for Tax Exempt Securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular security, be limited. The Advisor expects that its annual portfolio turnover rate will be no more than 100%.


TAX EXEMPT SECURITIES

          Tax Exempt Securities are debt obligations issued by a state and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax.

        The two principal classifications of Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may
depend  on  an  appropriation  by  the  issuer's  legislative  body.    The
characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

        The Series may also invest in securities representing interests in Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate Tax Exempt Securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.


RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call date). As a result, an investor who purchases shares of the Series during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

       At times, a portion of the Series' assets may be invested in Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt. Securities rated Baa by Moody's or BBB by Standard & Poors are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and terminates an index future, the Series realizes a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

          The Series may also, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. government securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options. The Series will only purchase or sell U.S. Government
Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the Tax Exempt Securities which are the subject of the hedge.

          The Series may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering
of  obligations  under  futures  contracts  and  will  set  aside     liquid
assets      in  a  segregated  account  with  its  Custodian  in  the  amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the
Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

          The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue Tax Exempt Securities); (c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the Statement of Additional Information for the full text of these policies and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

       The overall business and affairs of the Series are managed by its Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. In addition, the Advisor is separately compensated for acting as Transfer Agent for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

     From time-to-time the Series may advertise total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The  "30-day  yield"  of  a series is calculated by dividing the net
investment  income  per share earned during a 30-day period by the    maximum
offering  price      per share on the last day of the period.  Net investment
income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in the Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. These minimums may be waived at the Fund's discretion. The Distributor has the right to refuse any order.

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before 4:00 p.m., Eastern time by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service provided by the Series' Board of Directors.

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged and therefore, an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Advisor at 1-800-466-3863 for more information. The
Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such checks has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.       The  Fund  has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

NET ASSET VALUE

         The Series' net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short_term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

          The Series intends to distribute to its shareholders on an quarterly basis dividends substantially equal to all of its net investment income. The Series also intends to distribute net realized short and long-term capital gains, if any, taking into account any available capital loss carryforwards from prior years at least annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX STATUS

         The following is only a general summary of certain federal income tax considerations affecting the Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

          The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series of the Fund is treated as a separate entity for federal income tax purposes. The Series intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Series qualifies, the Series will not be subject to federal income taxes on its net investment income and net capital gain, if any, which the Series distributes to its shareholders, provided that at least 90% of such Series' exempt income and 90% of the Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed and provided that such Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income (other than exempt interest dividends) will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Distributions designated by the Series as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive Social Security and railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Series may have on the taxation of your benefits. In addition, an investment in the Series may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently the Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investment in the Series, which may differ from the U.S. federal income tax consequences described above.

STATE AND LOCAL TAXES

       Depending upon the extent of the Series' activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Series may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Series is advised to consult his own tax advisor in that regard. The Series will report annually the percentage of interest income received during the preceding year on tax exempt obligations, and on a state-by-state basis, the source of such income.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations.

          The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

             DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Standard & Poor's Corporation's municipal and corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA also qualify as high-uality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1-Commercial papers which are rated P- are judged to have a superior
ability  for  repayment  of  senior  short-erm  debt  obligations.    Prime-
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.
     -Broad  margins  in  earnings  coverage  of  fixed  financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

       P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

          A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B - Issues rated B are regarded as having only speculative capacity for timely payment.

       C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                            OHIO TAX EXEMPT SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open_end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Ohio Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax and Ohio personal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future
reference.  A  Statement  of  Additional  Information,  dated     April  14,
1997    ,  containing  additional  information  about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE DATE OF THIS PROSPECTUS IS    APRIL 14, 1997    .

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees1                                None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

ANNUAL OPERATING EXPENSES

The following information provides (I) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):

     Management Fees After Reduction of Fees 2, 4       0.48%
     12b-1 Fees                                         None
     Other Expenses 3                                   0.37%
     Total Operating Expenses 3                         0.85%

Example

You would pay the following expenses on a $1,000 investment, assuming b) 5.0% annual return and b) redemptions at the end of each time period4:

                        1 year     3 years     5 years     10 years

Ohio Tax Exempt Series     $9        $27        $47         $105

2 Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (the Fund's Advisor) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

3 Ohio Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1996; therefore, actual management fees and other expenses are used above.

4 The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other operating expenses of the Series in an amount that operates to limit total operating expenses for the Series to not more than .85% of its average net assets. Absent the fee waiver and assumption of expenses, management fees and total operating expenses as a percentage of net assets, respectively, would be .50% and .37% for the Series. Absent the fee waiver and assumption of expenses, expenses paid on a $1,000 investment would have been:

                        1 year     3 years     5 years     10 years

Ohio Tax Exempt Series     $9        $28        $48         $107

The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this fee waiver and assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Ohio Tax Exempt Series (for a share outstanding throughout the period for the periods shown). The tables are part of the Series' financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.







                                                             For the year     For the year      For the period
                                                                 ended            ended        Feb. 14, 1994 to
                                                             Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994

Net asset value - Beginning of period                       $        10.31   $         9.18   $          10.003

Income from investment operations:
   Net investment income                                              0.44             0.42                0.21
   Net realized and unrealized gain/(loss)
   on investments                                                    (0.13)            1.14               (0.83)

Total from investment operations                                      0.31             1.56               (0.62)

Less distributions declared to shareholders:
   From net investment income                                        (0.44)           (0.43)              (0.20)
   From net realized gain on investments                           (0.00)4               --                  --

Total distributions to shareholders                                  (0.44)           (0.43)              (0.20)

Net asset value - End of period                             $        10.18   $        10.31   $            9.18

Total return1                                                         3.16%           17.14%             (6.23)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                        0.85%**          0.85%**            0.85%* 2
   Net investment income                                           4.40%**          4.50%**            4.03%* 2

Portfolio turnover                                                       2%               1%                  2%

Net assets - End of period (000's omitted)                  $        7,698   $        6,144   $           3,901

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
** The investment advisor waived a portion of its management fee.
If these expenses had been incurred by the Fund
In either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                       $        0.437   $         0.41   $            0.14
Ratios(to average net assets):
   Expenses                                                           0.87%            0.94%             2.07%2
   Net investment income                                              4.38%            4.41%             2.81%2



1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Initial offering price upon commencement of operations on February 14, 1994. 4 Dividend amounted to $0.002 per share from net realized gain on investments.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Ohio Tax Exempt Series (the "Series"). Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Ohio Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the
Advisor  or  its  affiliates.     There is no limitation on the investment in
shares  of  the  Series  on  behalf  of  discretionary  account clients unless
otherwise  limited  by a client agreement.      There are no fees or expenses
charged to any investor in connection with acquisition of shares of the Series.

      Since the Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interest of the Fund and its clients so as to minimize the effect on performance.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with preservation of capital. The Investment Advisor will attempt to balance the Series' goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income, but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Series' portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on Ohio Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal and Ohio personal income taxes. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

        The Series seeks to achieve its objective by following the fundamental investment policy of investing at least 80% of its net assets in Ohio Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Ohio Tax Exempt Securities" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in Ohio Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A,
Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. When the Series invests in Ohio Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisor's ability than would be the case if the Series were investing in Ohio Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of Ohio Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

       Interest income from certain types of Ohio Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "Ohio Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

       In pursuing its objective, the Series may, to a limited extent, buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

          During times when conditions in the markets for Ohio Tax Exempt Securities suggest a temporary defensive position the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. Government, its agencies or instrumentalities; obligations issued by governmental issuers in other states, the interest on which would be exempt from federal income tax; other debt securities rated within the four highest categories by either Moody's or Standard & Poor's; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.

          A change in the securities held by the Series is known as "portfolio turnover". Portfolio turnover generally involves some expense to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The Series expects that its annual portfolio turnover rate will be no more than 100%.

OHIO TAX EXEMPT SECURITIES

        Ohio Tax Exempt Securities are debt obligations issued by the State of Ohio and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and Ohio personal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities and may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Ohio Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Ohio Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and Ohio personal income tax.

          The two principal classifications of Ohio Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

       The Series may also invest in securities representing interests in Ohio Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.

        The Series' concentration in investments in Ohio Tax Exempt Securities involves greater risks than if its investments were more diversified. Because the Series invests primarily in Ohio Tax Exempt Securities, investors should consider that the Series' yield and share price are sensitive to political and economic developments within the State of Ohio. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, there could be an adverse effect on the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series'
liquidity. A more complete description of these risks is contained in the Statement of Additional Information.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call date). As a result, an investor who purchases shares of the Series during such periods would initially receive higher distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

         At times, a portion of the Series' assets may be invested in Ohio Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Since the Series invests primarily in Ohio Tax Exempt Securities, the value of its shares may be especially affected by factors pertaining to the Ohio economy and other factors specifically affecting the ability of issuers of Ohio Tax Exempt Securities to meet their obligations. As a result, the value of the Series' shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of Ohio Tax Exempt Securities may be affected from time to time by economic, political, and demographic conditions within the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio Tax Exempt Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic conditions of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability of an issuer of Ohio Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Ohio Tax Exempt Securities as well.

          Because of the relatively small number of issuers of Ohio Tax Exempt Securities, the Series is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Series if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and closes its futures position, the Series may realize a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of Ohio Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

     The Series may, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in Ohio Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options.
  The Series will only purchase or sell U.S. Government Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the Ohio Tax Exempt Securities which are the subject of the hedge.

          The Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of
obligations  under futures contracts and will set aside    liquid assets
in a segregated account with its Custodian in the amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the Ohio Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

          The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue Ohio Tax Exempt Securities);
(c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the Statement of Additional Information for the full text of these policies and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

       The overall business and affairs of the Series are managed by its Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. In addition, the Advisor is separately compensated for acting as Transfer Agent for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

     From time-to-time the Series may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The  "30-day  yield"  of  a Series is calculated by dividing the net
investment  income  per share earned during a 30-day period by the    maximum
offering  price      per share on the last day of the period.  Net investment
income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

         The minimum initial investment in the Series is $2,000 and subsequent
purchases  must  be  at  least  $100.    These  minimums  may be waived at the
Distributor's discretion.  The Distributor has the right to refuse any order.

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before 4:00 p.m., Eastern time by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service provided by the Series' Board of Directors.

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series which are offered to direct investors at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

     If shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Advisor at 1-800-466-3863 for more information. The
Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 ("1940 Act") if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially, by a distribution in-ind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution  in-kind,  he  could  incur brokerage or transaction charges when
converting  the  securities  to cash.    The Fund has elected, however, to be
governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

NET ASSET VALUE

         The Series' net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

          The Series intends to distribute to its shareholders on an quarterly basis dividends substantially equal to all of its net investment income. The Series also intends to distribute net realized short and long-term capital gains, if any, taking into account any available capital loss carryforwards from prior years at least annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Series so qualifies, it will not be subject to federal income taxes on its net investment income and capital gains, if any, which the Series distributes to its shareholders, provided that at least 90% of such Series' exempt income and 90% of such

Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long_term capital loss) for the taxable year is distributed, and provided that the Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently the Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

OHIO STATE TAX

       Distributions received from Ohio Tax Exempt Series are exempt from Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on obligations issued by the State of Ohio or its political subdivisions or authorities ("Ohio State Securities"). It is assumed for purposes of this discussion of Ohio taxation that these requirements will be satisfied, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of Ohio State Securities or similar obligations of other states or their subdivisions. All distributions received from the Series are exempt from the net income base of the Ohio corporation franchise tax to the extent that they are either exempt from federal income tax or derived from interest on Ohio State Securities, but the Series' shares will be included in the computation of net worth for purposes of such tax.

      Distributions of capital gains with respect to shares of the Series will be exempt from Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the net income base of the Ohio corporation franchise tax to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Series of Ohio State Securities.

         Distributions that are attributable to interest on obligations of the United States or of any authority, commission, or instrumentality of the United States ("Federal Securities") or obligations of Puerto Rico, the Virgin Islands, or Guam or their authorities or instrumentalities ("Territorial Securities") are exempt from Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes and are excluded from the net income base of the Ohio corporation franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

GENERAL INFORMATION
        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the Series, while general liabilities and expenses of the Fund will be allocated among each Series. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non_assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

             DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Standard & Poor's Corporation's municipal and corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

       P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment for senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
& Poor's Corporation's commercial paper ratings:

      A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issues designated A-1.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B - Issues rated B are regarded as having only speculative capacity for timely payment.

       C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                          NEW YORK TAX EXEMPT SERIES


          Manning & Napier Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the New York Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax and New York personal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future
reference.  A  Statement  of  Additional  Information,  dated     April  14,
1997    ,  containing  additional  information  about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE DATE OF THIS PROSPECTUS IS    APRIL 14, 1997.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees1                                None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

ANNUAL OPERATING EXPENSES

The following information provides (I) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):

     Management Fees 2                  0.50%
     12b-1 Fees.                        None
     Other Expenses 3                   0.11%
     Total Operating Expenses 3         0.61%

Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period4:

                                1 year     3 years     5 years     10 years
New York Tax Exempt Series        $6         $20         $34         $76

2 Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (the Fund's Advisor) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

3 New York Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1996; therefore, actual management fees and other expenses are used above.

4 Should the total operating expenses for the Series exceed .85% of its average net assets, the Advisor has voluntarily agreed to waive its fee and pay other operating expenses in an amount that limits total operating expenses to .85% of its average net assets. The fee waiver and the assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the New York Tax Exempt Series (for a share outstanding throughout the period for the periods shown). The table is part of the Series' audited financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.








                                                     For the year     For the year      For the period
                                                         ended            ended        Jan. 17, 1994 to
                                                     Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994
                                                    ---------------

Net asset value - Beginning of period               $        10.07   $         8.98   $          10.003

Income from investment operations:
   Net investment income                                      0.42             0.40                0.34
   Net realized and unrealized gain/(loss)
      on investments                                         (0.10)            1.09               (1.02)

Total from investment operations                              0.32             1.49               (0.68)

Less distributions declared to shareholders:
   From net investment income                                (0.41)           (0.40)              (0.34)

Net asset value - End of period                     $         9.98   $        10.07   $            8.98

Total return 1                                                3.32%           16.78%             (6.82)%

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                   0.61%            0.65%             0.79%2
   Net investment income                                      4.41%            4.36%             3.82%2

Portfolio turnover                                               6%               0%                  6%

Net assets - End of period (000's omitted)          $       37,325   $       28,817   $          17,301




1 Represents aggregate total return for the period indicated.
2  Annualized.
3  Initial offering price upon commencement of operations on January 17, 1994.

THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the New York Tax Exempt Series. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The New York Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. There is no limitation on the investment in shares of the Series on behalf of discretionary account clients unless otherwise limited by a client agreement. There are no fees or expenses charged to any investor in connection with acquisition of shares of the Series.

      Since the Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interest of the Fund and its clients so as to minimize the effect on performance.

RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with preservation of capital. The Investment Advisor will attempt to balance the Fund's goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income, but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Fund's portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on New York Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal and New York personal income taxes. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

        The Series seeks to achieve its objective by following the fundamental investment policy of investing at least 80% of its net assets in New York Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Risk and Additional Information about Investment Policies" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in New York Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix. Securities rated Baa by Moody's or BBB by Standard & Poors are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities.

        When the Series invests in New York Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisor's ability than would be the case if the Series were investing in New York Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of New York Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

      Interest income from certain types of New York Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "New York Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

         In pursuing its objective, the Series may to a limited extent buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

          During times when conditions in the markets for New York Tax Exempt Securities suggest a temporary defensive position, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. Government, its agencies or instrumentalities; obligations issued by governmental issuers in other states, the interest on which would be exempt from federal income tax; other debt securities rated within the four highest categories by either Moody's or Standard & Poor's; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.

          A change in the securities held by the Series is known as "portfolio turnover". Portfolio turnover generally involves some expense to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The Series expects that its annual portfolio turnover rate will be no more than 100%.

NEW YORK TAX EXEMPT SECURITIES

       New York Tax Exempt Securities are debt obligations issued by the State of New York and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York personal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term New York Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. New York Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and New York personal income tax.

       The two principal classifications of New York Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

        The Series may also invest in securities representing interests in New York Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.

         Certain risks are inherent in the Series' investments in New York Tax Exempt Securities. These risks result from amendments to the New York Constitution and other statutes that limit the taxing and spending authority of the State of New York, and a variety of New York laws and regulations that may affect, directly or indirectly, New York Tax Exempt Securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be impaired as a result.

          The Series' concentration in investments in New York Tax Exempt Securities involves greater risks than if its investments were more diversified. Because the Series invests primarily in New York Tax Exempt Securities, investors should consider that the Series' yield and share price are sensitive to political and economic developments within the State of New York, and to the financial condition of the State, its public authorities, and political subdivisions, particularly the City of New York.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call). As a result, an investor who purchases shares of the Series during such periods would initially receive higher distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

     At times, a portion of the Series' assets may be invested in New York Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Since the Series invests primarily in New York Tax Exempt Securities, the value of its shares may be especially affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Securities to meet their obligations. As a result, the value of the Series' shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of New York Tax Exempt Securities may be affected from time to time by economic, political, and demographic conditions within the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of New York Tax Exempt Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic conditions of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other New York Tax Exempt Securities as well.

      Because of the relatively small number of issuers of New York Tax Exempt Securities, the Series is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Series if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and closes its futures position, the Series may realize a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

          The Series may also, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government Securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in New York Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options. The Series will only purchase or sell U.S. Government Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the New York Tax Exempt Securities which are the subject of the hedge.

          The Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of
obligations  under futures contracts and will set aside    liquid assets
in a segregated account with its Custodian in the amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the New York Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

           The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue New York Tax Exempt Securities); (c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the Statement of Additional Information for the full text of these policies and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

       The overall business and affairs of the Series are managed by its Board of Directors. The Board approves all significant agreements between the Series and persons or companies furnishing services to the Series, including the Series' agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Manning & Napier Advisors, Inc. (the "Advisor"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

          As  of  the  date  of  this  Prospectus, the Advisor supervised over
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. The Advisor has also voluntarily agreed to assume or pay expenses of the Series, if necessary, so that the total annual operating expenses of the Series do not exceed .85% of the Series' average daily net assets. This assumption is voluntary and maybe terminated at anytime. In addition, the Advisor is separately compensated for acting as Transfer Agent for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

     From time-to-time the Series may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The  "30-day  yield"  of  a series is calculated by dividing the net
investment  income  per share earned during a 30-day period by the    maximum
offering  price      per share on the last day of the period.  Net investment
income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in the Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

         The minimum initial investment in the Series is $2,000 and subsequent
purchases  must  be  at  least  $100.    These  minimums  may be waived at the
Distributor's discretion.  The Distributor has the right to refuse any order.

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before 4:00 p.m., Eastern time by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Series' Board of Directors.

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of any of the other Manning & Napier Fund, Inc. Series at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder should read the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged and therefore, an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

     If shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Advisor at 1-800-466-3863 for more information. The
Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 ("1940 Act") if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution  in-kind,  he  could  incur brokerage or transaction charges when
converting  the  securities  to cash.    The Fund has elected, however, to be
governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

NET ASSET VALUE

         The Series' net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service, (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     The Series intends to distribute to its shareholders on a quarterly basis dividends substantially equal to all of its net investment income. The Series also intends to distribute net realized short and long-term capital gains, if any, taking into account any available capital loss carryforwards from prior years at least annually. Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. The Fund will notify each non-corporate taxable shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's distributions. Generally, the Fund will be required to impose backup withholding at the rate of 31% from ordinary income dividends, capital gain distributions and redemption payments made to non-corporate shareholders, if provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends are not complied with by such shareholders.

        If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a general summary of certain federal income tax considerations affecting the Series and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

      Under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify each year as a regulated investment company under Subchapter M of the Code. If the Series so qualifies, it will not be subject to federal income taxes on its net investment income and capital gains, if any, which the Series distributes to its shareholders, provided that at least 90% of such Series' exempt income and 90% of such Series' "investment company taxable income" (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year is distributed, and provided that the Series meets certain other requirements imposed by the Code. All dividends paid or distributed out of investment company taxable income will be taxable as ordinary income to the shareholders. Any "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders is taxable as long-term capital gain to the shareholders, regardless of the length of time a shareholder has owned his shares. Generally, such dividends and distributions are taxable in the year in which received, but dividends and distributions declared in October, November or December of any year to shareholders of record on a date in such month are treated as paid on December 31 of such year if they are paid during January of the following calendar year. Dividends and distributions are not taxable to shareholders that are not otherwise subject to tax on their income, such as qualified employee benefit plans.

          A 4% non-deductible federal excise tax is imposed on a regulated investment company that fails to distribute substantially all of its ordinary income and capital gain net income for each calendar year. Currently the Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Future legislative changes may materially affect the tax consequences of investing in the Series. Shareholders are urged to consult their tax advisors for the application of these rules (and other potentially relevant rules) to their particular circumstances. Shareholders are also urged to consult their tax advisors concerning the application of state and local income taxes and of foreign taxes to investments in the Series, which may differ from the U.S. federal income tax consequences described above.

NEW YORK STATE AND LOCAL TAX

     Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York obligations. Other distributions from the Series, including distributions derived from net short-term and long-term capital gains, are generally not exempt from New York State and City personal income tax.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends,
distributions  and  liquidations.    The  Fund's shareholders will vote in the
aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the Series, while general liabilities and expenses of the Fund will be allocated among each Series. The holders of shares have no preemptive
or  conversion  rights.    Shares  when  issued are fully paid and
non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning  &  Napier  Advisors, Inc. serves as the Fund's Transfer and
Dividend  Disbursing  Agent.    Shareholder  inquiries  should  be directed to
Manning & Napier Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

             DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

        Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's Corporation's municipal and corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA also qualify as high_quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

     P-1 - Commercial papers which are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:
     -Leading market positions in well-established industries.
     -High rates of return on funds employed.
     -Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.
     -Broad  margins  in  earnings  coverage  of  fixed  financial charges and high internal cash generation.
     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

       P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

          A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is
satisfactory.    However,  the relative degree of safety is not as high as for issuers designated A-1.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B - Issues rated B are regarded as having only speculative capacity for timely payment.

       C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         MANNING & NAPIER FUND, INC.

      Statement of Additional Information dated    April 14, 1997


This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with each Series' Prospectus for the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Tax Managed Series, Defensive Series, Maximum Horizon Series and the World Opportunities Series, copies of which may be obtained from Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, NY 14604.







TABLE OF CONTENTS




                                         Page
                                         ----

Investment Objective, Policies and
    Restrictions of the Fund             B-2
  Risk and Investment Policies           B-2
  Investment Restrictions                B-17
  Portfolio Turnover                     B-19
Management                               B-19
  The Advisor                            B-25
  Custodian and Independent Accountant   B-27
  Portfolio Transactions and Brokerage   B-27
 Net Asset Value                         B-29
Redemption of Shares                     B-29
  Payment for Shares Received            B-29
  Redemption in Kind                     B-29
Federal Tax Treatment of Dividends and
    Distributions                        B-30
  Qualification as Regulated Investment
    Company                              B-30
  Fund Distributions                     B-32
  Other Considerations                   B-34




INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF THE FUND

      Each Series' portfolio and strategies with respect to the composition of their respective portfolios are described in the prospectus. If there is a change in the Series' investment objective, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether  the  fund  remains  an  appropriate investment in light of their then current financial position and needs. Convertible bonds purchased by the Series may have a call feature. Warrants purchased by the Fund may or may not be listed on a national securities exchange. The Fund has no current intention to engage in "short sales against the box". All of the Series' policies regarding options discussed below are fundamental.

RISK AND INVESTMENT POLICIES

Writing Covered Call and Secured Put Options

      As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

         As described in the Prospectus, when a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

          A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation ("OCC"), which also serves as the clearing house for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

          A Series may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short_term obligations in a segregated account with its custodian, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

      Options written by a Series will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called "deep-in-the-money" options.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     If a call option on a security expires unexercised, a Series will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

         Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series' obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

        The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

          A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will establish a separate account with the Fund's custodian
consisting  of    liquid assets     equal to the amount of the Series assets
that could be required to consummate the put options. For purposes of determining the adequacy of the securities in the account, the deposited
   assets      will  be  valued  at fair market value.  If the value of such
   assets     declines, additional cash or    assets     will be placed in
the account daily so that the value of the account will equal the amount of such commitments by the Series.

         A put option is secured if a Series maintains in a segregated account
with  its  Custodian     liquid  assets      in  an amount not less than the
exercise price of the option at all times during the option period. A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on
a  secured  put  option is limited to the    income     earned on the amount
held  in     liquid assets     plus the premium received on the option (less
the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and
   income     earned on the amount held in    liquid assets    .

      A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

     Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

      A Series will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Series may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Series, at the exercise price. In this case a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Certain Risk and Other Factors Respecting Options

        As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Series will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Series may not be able to close an option position, which will prevent that Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be
unable to use the amount held in    liquid assets     securities as security
for the put option for other investment purposes until the exercise or expiration of the option.

          Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

          Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Fund's Investment Advisor, Manning & Napier Advisors, Inc., may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

       If Series writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 10% net asset limitation on illiquid securities stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        The Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Series may execute. The Fund's program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

          Each Series, except for the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III of the Fund, may enter into Stock Index Futures Contracts to provide: (1) a hedge for a portion of the Series' portfolio; (2) a cash management tool; (3) as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use Stock Index Futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge the Series' portfolio, the Series may be able to do so more efficiently and at a lower cost through the use of Stock Index Futures Contracts.

        A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
  No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       The Series will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to the covering of obligations
under  future  contracts  and  will  set  aside     liquid  assets      in a
segregated account with its custodian in the amount prescribed.

        Unlike the purchase or sale of an equity security, no price is paid or received by the Series upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin." This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

       Subsequent payments, called "variation margin", to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market". For example, when the Series has purchased a Stock Index Futures Contract and the price of the underlying stock index has risen, that futures position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

          The Series will not enter into Stock Index Futures Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Series may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series' portfolio securities.

          Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of identical securities with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realize a gain; if it is more, the Series realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realize a gain; if it is less, the Series realize a loss. The Series must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Series are not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

      The Series may elect to close out some or all of their futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Series may close their positions by taking opposite positions which would operate to terminate the Series' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

       Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

     There are several risks in connection with the use by the Series of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series' portfolio securities sought to be hedged.

     Successful use of Stock Index Futures Contracts by the Series for hedging purposes is also subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Series have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series' portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have
offsetting  losses  in  their  Futures  positions.    In  addition,  in  such
situations, if the Series had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, the Series might have to sell securities at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures give the purchaser the right, in return for a premium paid, to assume a position in a Futures Contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

          The Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading in certain options;
(ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

Futures on Securities

          A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts, by law are not permitted on individual corporate securities and municipal securities but instead are traded on exempt securities, such as government securities and broad-based indexes of securities.

these futures contracts will primarily consist of futures based on government securities (i.e., Treasury Bonds). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions

     In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series except the Tax Exempt Series of the Fund is authorized to enter into forward foreign currency exchange contracts. In addition, each Series, is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts

          Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the
time  of  the  contract.    Forward  currency  contracts  do  not  eliminate
fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

          First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as "transaction hedging".

       Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as "position hedging". With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of each Series consisting of cash or high-grade liquid securities equal to the amount of that Series' assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Series' custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts

          Each  Series,  is  authorized  to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called (i.e., long) for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. Such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The Series will not enter in a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules will not exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

      Although the Series intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series' portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

     Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that a liquid market will develop for any particular futures contracts. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to futures contracts or the underlying security or asset; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of certain futures, in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by the Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement
of     liquid  assets     in a segregated account to fulfill the obligations
undertaken  by  the  futures  contract.    A  put option sold by the Series is
covered  when,  among  other  things,     liquid  assets     are placed in a
segregated account to fulfill the obligations undertaken.

Foreign Currency Options

          Each Series, except for the tax-exempt series of the Fund, are authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors which influence foreign exchange rates and investments generally.

Obligations of Supranational Agencies

          Currently, the Global Fixed Income Series, Flexible Yield Series I, Flexible Yield Series II and the Flexible Series Yield III may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. Government Securities

       Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      A Series will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

Tax-exempt Securities

         The New York Tax Exempt Series, the Ohio Tax Exempt Series and the Diversified Tax Exempt Series may invest in tax-exempt securities issued by New York, Ohio or any State of the United States, respectively, and such State's political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

        Each tax-exempt series is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The other 25% of each Series' total assets may be in the securities of any one issuer.

          Each Series will not invest more than 25% of its total assets in any industry. Governmental issuers of tax-exempt securities are not considered part of any "industry." However, Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for the diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

          Each of the tax-exempt series believes that in general the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular securities, be limited.

      It is nonetheless possible that a Series may invest more than 25% of its assets in a broader segment of the market (but not in one industry) for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or transportation revenue obligations. This would be the case only if the Advisor determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all tax-exempt securities in such a market segment.

        Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment in part upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction, a sufficient level of occupancy, sound management, adequate rent to cover operating expenses, changes in applicable laws and governmental regulations and social and economic trends.

        Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are issued by various authorities. The bonds are typically secured by the revenues of each facility and not be state or local government tax payments. The projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure future liabilities. Life care facilities and nursing homes may be affected by regulatory cost restrictions applied to health care delivery in general, restrictions imposed by medical insurance companies and competition from alternative health care or conventional housing facilities. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

      In recent years, nationally recognized rating organizations have reduced their ratings of a substantial number of the obligations of issuers in the health care sector of the tax exempt securities market. Reform of the health care system is a topic of increasing discussion in the United States, with proposals ranging from reform of the existing employer-based system of insurance to a single-payer, public program. Depending upon their terms, certain reform proposals could have an adverse impact on certain health care sector issuers of tax-exempt securities. Because the outcome of current discussions concerning health care, including the deliberations of President Clinton's task force on health care reform, is highly uncertain, the Advisor cannot predict the likely impact of reform initiatives.
Securities

          Each Series, except for the Tax Exempt Series, may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of
FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying
mortgages.    Although  these  securities  may  offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

          Each Series, except for the Tax Exempt Series, may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage_backed bonds (general obligations of the issuers payable out of the issuer's general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

          REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Risk Factors Relating to New York Tax Exempt Securities

       General. The following information as to certain New York risk factors have been provided in view of the New York Tax Exempt Series' policy of concentrating in New York Municipal Securities. This information constitutes only a brief summary, does not purport to be a complete description of New York risk factors, and is principally drawn from official statements relating to securities offerings of the State of New York that have come to the Portfolio's attention and were available as of the date of this Statement of Additional Information. The New York Tax Exempt Series has not independently verified any of the information contained in the official statement, but is not aware of any fact which would render such information inaccurate.

        The economy of New York is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. In the calendar years of 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. Accordingly, unemployment in the State rose drastically in the late 1980's and early 1990's. However, since November 1992, employment growth resumed and the State
has  gained  approximately     240,000      jobs.   During recent years, the
State  has  been  hindered by significant cutbacks in computers and instrument
manufacturing,  utility,  defensive  and  banking  industries.     Government
downsizing has also moderated these job gains.

        Revenues and Expenditures. New York's Governmental Funds receive over 52% of their revenues from the personal income tax levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied resources supply the balance of the receipts for these funds. New York's major expenditures are grants to local governments, which are
projected  to account for    approximately    69%, of all Governmental Funds
expenditures in fiscal    1996-1997    .  These grants include disbursements
for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs. The State's 1996-1997 fiscal year budget reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending and efficiency and productivity initiatives.

   Projections of total State receipts are based on the State's tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic or other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments, and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that my affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

        Fiscal    1995-1996    .  The State completed its    1995-1996
fiscal  year  with the General Fund (the major operating fund of the State) in
balance  on  a  cash-basis.       For  the 1996-1997 fiscal year, the State's
General Fund was projected to be in balanced on a cash basis. Receipts are projected to be $33.17 billion, an increase of $365 million or 1.1%. Disbursements are projected to be $33.12 billion, an increase of $444 million or 1.3%.

          State Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized by unissued bonds, by issuing bond anticipation notes. The State Constitution provides that the State may guarantee the repayment of certain borrowings to carry out designated projects by the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey.

           As of March 31, 1996, the State has approximately $5.05 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $735 million for the 1995-1996 fiscal year and are estimated to be $719 million for the State's 1996-1997 fiscal year.

       Debt Ratings. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baa1, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its ratings on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A-various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. S&P currently
assesses  the  rating  outlook for New York obligations as "negative".     In
October  1995,  Moody's  reconfirmed  its  A  rating  on  the  State's general
obligation  long-term  indebtedness.     Future negative rating actions would
tend to increase the State's borrowing costs as well as to negatively effect the prices of bonds held by the New York Tax Exempt Series.

         Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

       Litigation.     The State is a defendant in numerous legal proceedings
pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. These proceedings could adversely affect the financial condition of the State in the 1996-1997 fiscal year or thereafter.

The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-1997 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-1997 State Plan. In addition, the State is also a party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-1997 fiscal year or thereafter.

      New York City. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance it's budget and
to  meet  its  cash  requirements.       For each of 1981 through 1996 fiscal
years,  the City achieved balanced operating results as reported in accordance
with  generally  accepted  accounting principals.   On November 14, 1996,
the  City  published  the  Financial  Plans  for  the  fiscal  years
   1997-2000    ,  a  modification to a financial plan submitted on    June
21, 1996    .  The financial plan projects    deficits of $2.6 billion, $1.2
billion, $2.1 billion and $3.0 billion respectively for fiscal years 1997-2000, with detailed actions to close the 1997 gap of $2.6 billion.

        The City's financial plans have been the subject of extensive public comment and criticism. On February 28, 1996, Fitch Investors Service, L.P. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

      Moody's has rated the City's general obligation bonds Baa1.  Standard
& Poor's has rated the bonds BBB+. Fitch has rated the bonds A-. These ratings do not reflect any bond insurance relating to any portion of the bonds. The City expects that ratings on the Financial Guaranty Insured Bonds and the AMBAC Insured Bonds will be received in early 1997. The ratings on the Financial Guaranty Insured Bonds and the AMBAC Insured Bonds will be based on the insurance policies to be issued by Financial Guaranty and AMBAC Indemnity, respectively. Bonds insured to maturity by Financial Guaranty are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds.

        The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, breaches of contracts, violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

        Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-1997 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-1997 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Convertible Securities

        Convertible Securities in which the Series' invest may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible
securities  of  similar  quality.    Like  bonds,  the  value  of  convertible
securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

       Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which it entitles the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

Investment in Restricted Securities

      Each Series may invest in "restricted securities" subject to the 10% net asset limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

INVESTMENT RESTRICTIONS

     Each Series has adopted certain restrictions set forth below (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

A Series may not:

          1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions);

      2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of a Series' net assets (taken at a current value) are held as collateral for such sales at any one time;

          3. Issue senior securities or pledge its assets, except that each Series, may invest in futures contracts and related options;

          4. Buy or sell commodities or commodity contracts (the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, Tax Managed Series and the World Opportunities Series, also expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, and the Maximum Horizon Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

          6. Make investments for the purpose of exercising control or management;

         7. Participate on a joint or joint and several basis in any trading account in securities;

          8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series' purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. All Series, Except the Tax Managed Series and World Opportunities Series, will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

          9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

      10. Purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series' assets (25% in the case of the Tax
Managed Series, Life Sciences Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, Maximum Horizon Series and 100% in the case of the International Series, Global Fixed Income Series and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

          11. The Fund's investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

      12. The Fund will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

          13. The Fund will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Portfolio's assets would be invested in securities of such companies.

          14. Invest more than 5% of the value of its total net assets in warrants (except for the Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Global Fixed Income Series, New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Tax Exempt Series). Included within that amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.

      Two Series are subject to the following investment limitations which are not fundamental:

     1. In the case of the Energy Series, the Public Utility Holding Company Act of 1935 ("PUHCA") places certain restrictions on affiliates of public utility companies as defined in PUHCA. The Energy Series will not acquire 5% or more of the outstanding voting securities of a public utility in order to avoid imposition of these restrictions.


       2. The Financial Services Series may purchase securities of an issuer which derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions and applicable SEC regulations:

       a. the purchase cannot cause more than 5% of the Series' total assets to be invested in all securities of that issuer;

          b. for an equity security--(i) the purchase cannot result in the Series' owning more than 5% of the issuer's outstanding securities in that class; and (ii) at the time of purchase, the security must meet the Federal Reserve Board's definition of a margin security (i.e., registration on a national securities exchange or listing by the Federal Reserve Board of Governors on the current OTC Margin Stock list).

        c. for a debt security--(i) the purchase cannot result in the Series owning more than 10% of the outstanding principal amount of the issuers debt securities; and (ii) at the time of purchase, the security must be of at least investment grade quality (i.e., at least BBB/Baa as determined by one of the major rating services or, if not rated, judged to be equivalent by the Series' Directors). See the Appendix to the Prospectus for an explanation of these ratings.

        All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Financial Services Series will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase would cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

Portfolio Turnover

     An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Each Series expects that its turnover rate will be less than 100%, except for the Tax Managed Series which expects its turnover rate will be no more than 50%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.








MANAGEMENT
The Directors and officers of the Fund are:

                                             Position     Principal occupations
Name and address                             with Fund    During past five years
-------------------------------------------  -----------  --------------------------------------
B. Reuben Auspitz*                           Vice         Executive Vice President, Manning
1100 Chase Square                            President &  & Napier Advisors, Inc., since 1983;
Rochester, NY 14604                          Director     President and Director, Manning &
                                                          Napier Investor Services, Inc. since
                                                          1990; Director, President and
                                                          Treasurer, Manning & Napier Advisory
                                                          Advantage Corporation, since 1990;
                                                          Director, Manning & Napier Leveraged
                                                          Investment Co., since 1994; Director
                                                          and Chairman, Exeter Trust, Co., since
                                                          1994; Member, Fiduciary Services,
                                                          L.L.C. since 1995; Member, Manning &
                                                          Napier Associates, L.L.C. since 1995;
                                                          Member, Manning & Napier Capital Co.,
                                                          L.L.C. since 1995; President and
                                                          Director, Manning & Napier Insurance
                                                          Fund, Inc. since 1995








Martin Birmingham       Director                Trustee, The Freedom Forum, since 1980;
Lincoln Tower, 16th FLR                         Director Emeritus, ACC Corporation
Rochester, NY 14604                             since 1994; Director Manning & Napier
                                                Insurance Fund, Inc. since 1995

Harris H. Rusitzky       Director               Formerly Director and Corporate
One Grove Street                                Executive, Serv-Rite Corporation from
Pittsford, NY 14534                             1965-1994; President, Blimpie of
                                                Central New York and The Greening Group
                                                since 1994; Director, Manning & Napier
                                                Insurance Fund, Inc., since 1995

Peter L. Faber*          Director               Former Partner, Kaye, Scholer, Fierman,
50 Rockefeller Plaza                            Hays & Handler from 1984-1995; Partner
New York, New York 10020-1605                   McDermott, Will & Emery since 1995;
                                                Director, Manning & Napier Insurance
                                                Fund, Inc., since 1995

Stephen B. Ashley        Director               Chairman and Chief Executive Officer,
600 Powers Building                             The Ashley Group since 1975;   Director, Genesee Corp. since
116 West Main Street                            1987; Director, Hahn Automotive since
Rochester, New York 14614                       1994; Director, Fannie Mae since 1995;
                                                Director, Manning & Napier Insurance
                                                Fund, Inc. since 1996











William Manning           President              President, Director and co-founder,
1100 Chase Square                                Manning & Napier Advisors, Inc., since
Rochester, NY 14604                              1970; President, Manning & Napier Fund,
                                                 Inc., since 1985; President, Director,
                                                 Founder & CEO, Manning Ventures, Inc.,
                                                 since 1992; President, Director,
                                                 Founder & CEO, KSDS, Inc., since 1992;
                                                 President, Kent Display, Inc., since
                                                 1992; President, Director,Founder & CEO,
                                                 Synmatix Corporation, since 1993;
                                                 President, Director, Founder & CEO,
                                                 Manning Leasing, Inc. (dba Williams
                                                 International Air, Inc., since 1994;
                                                 President/Treasurer, Manning & Napier
                                                 Leveraged Investing Company, Inc.,
                                                 since 1994; Member, Manning & Napier
                                                 Capital Co., L.L.C., since 1994;
                                                 Member, Fiduciary Services, L.L.C.,
                                                 Founder & CEO, Manning Ventures, Inc.,
                                                 since 1995

Timothy P. Mullaney, CPA  Treasurer & Chief Fin. Senior Tax Associate, Coopers &
1100 Chase Square         Officer                Lybrand, LLP from 1990-1994; Tax
Rochester, NY 14604                              Manager, Investors Bank & Trust from
                                                 1/94-7/94; Mutual Fund Chief Financial
                                                 Officer, Manning & Napier Advisors,
                                                 Inc. since 1994; Treasurer and Chief
                                                 Financial Officer, Manning & Napier
                                                 Insurance Fund, Inc., since 1995


Barbara A. Lapple          Corporate             Compliance Officer, Manning & Napier
1100 Chase Square          Secretary             Advisors, Inc. since 1984; Corporate
Rochester, NY 14604                              Secretary & Compliance Officer, Manning
                                                 & Napier Investor Services, Inc. since
                                                 1990; Corporate Secretary & Compliance
                                                 Officer, Manning & Napier Leveraged
                                                 Investing Company, Inc. since 1994;
                                                 Corporate Secretary & Compliance
                                                 Officer, Manning & Napier Insurance
                                                 Fund, Inc., since 1995



* Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     The only Committee of the Corporation is an Audit Committee whose members are B. Reuben Auspitz and Harris H. Rusitzky and Stephen B. Ashley.

     Directors affiliated with the Advisor do not receive fees from the Fund. Mr. Faber is deemed to be an interested person of the investment advisor because his firm provides legal services to the Advisor. Each Director who is not affiliated with the Advisor shall receive an annual fee of $2,500. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $375 per Board Meeting attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.



COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 1995


Name        Position         Aggregate      Pension  Est. Annual    Total
            from Registrant  Compensation            Benefits upon  Compensation
                                                     Retirement     from Registrant
B. Reuben   Director         $    0        N/A      N/A            $     0
Auspitz*

Martin      Director         $24,250       N/A      N/A            $ 24,250
Birmingham

Harris H.   Director         $24,750       N/A      N/A            $ 24.750
Rustizky

Peter L.    Director         $24,250       N/A      N/A            $ 24,250
Faber*

Stephpen B. Director         $24,250       N/A      N/A            $ 24,250
Ashley


*Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").

      The following persons were known by the Fund to own of record 5% or more
of  the  outstanding  voting  securities  of  each  Series on    December 31,
1996:

NAME AND ADDRESS OF HOLDER OF RECORD         PERCENTAGE OF SERIES



            Small Cap Series

Manning & Napier Advisors, Inc.                    6.22%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


                  International Series

Manning & Napier Advisors, Inc.                    6.80%
FBO American Electric Power Co.
1100 Chase Square
Rochester, NY 14604


               Technology Series

Manning & Napier Advisors, Inc.                     7.94%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


               Blended Asset Series I

Manning &  Napier Advisors, Inc.                   7.87%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604

Morton Mease, American Express                     20.10%
Financial Corporation
1200 Northstar West
P.O. Box 534
Minneapolis, MN 55440-0534


               Flexible Yield Series I

Penfield Fire Company                              6.26%
1838 Penfield Road
Penfield, NY 14526

John T. & Kim B. Dash JTWROS                       6.53%
8600 Stanley Road
Amherst, NY 14051

Peter G. & Mary Jane Davidson                      17.30%
1020 Rock Beach Road
Rochester, NY  14617-1327

Manning & Napier Advisors, Inc.                    19.83%
1100 Chase Square
Rochester, NY 14604

E. Lawrence Hanson IRA R/O                        23.16%
100 Highland Avenue
Providence, RI 02906

               Flexible Yield Series II

Jerry Vasicik IRA                                  5.24%
65 Coventry Road
Endicott, NY 13760

Penfield Fire Company                              5.28%
1838 Penfield Road
Penfield, NY 14526

Geraldine A. Moner IRA                             8.59%
8589 Scenic View Drive
Broadview Heights, OH 44147

Charles E. Lucas                                   11.94%
9 Southland Avenue
Lakewood, NY 14750

Manning & Napier Advisors, Inc.                     18.84%
1100 Chase Square
Rochester, NY 14604

Future Unlimited, Inc. P/S Plan                    23.80%
8589 Scenicview Drive
Broadview Heights, OH 44147


                  Flexible Yield Series III

Perry's Ice Cream, Inc. Deferred Salary            5.70%
P/S Bond Fund
Once Ice Cream Plaza
Akron, NY 14001

Snyder Tank Corporation                             7.93%
3774 Lakeshore Road
Buffalo, NY 14219

Boy Scouts of America Troop 31                     7.94%
909 Fairport Road
East Rochester, NY 14445

Manning & Napier Advisors, Inc.                    8.47%
1100 Chase Square
Rochester, NY 14604

Murata Electronics P/S                            14.63%
2200 Lake Park Drive
Smyrna, GA 30080

George T. & Jacqueline A. Golebiewski             14.64%
JTWROS
4693 Pinecrest Terrace
Eden, NY 14057-9757



                  Tax Managed Series


Emily Ann McKnight                                5.69%
600 Centreville Pike
Slippery Rock, PA  16057

Manning & Napier Advisors, Inc.                  56.53%
1100 Chase Square
Rochester, NY 14604

                Defensive Series

Conklin Instrument Corporation P/S Plan          16.19%
West Road
Pleasant Valley, NY 12569

Manning & Napier Advisors, Inc.                  17.11%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604

Manning & Napier Advisors, Inc.                  22.74%
1100 Chase Square
Rochester, NY 14604

Updike, Kelly, & Spellacy P/S-DG                 25.14%
One State Street
P.O. Box 231277
Hartford, CT 06123

                Maximum Horizon Series

Namic 401(k) Plan & Trust                         6.09%
3601 Vincennes Road
Indianapolis, IN 46268

International Imaging Materials, Inc.              7.30%
P.O. Box 1329
Buffalo, NY 14240

Manning & Napier Advisors, Inc.                   53.60%
FBO National Financial Services
1100 Chase Square
Rochester, NY 14604

                New York Tax Exempt Series

Manning & Napier Advisors, Inc.                    5.22%
FBO William B. Hale
1100 Chase Square
Rochester, NY 14604

Manning & Napier Advisors, Inc.                    5.96%
FBO Dolomite Products Company, Inc.
1100 Chase Square
Rochester, NY 14604


               Ohio Tax Exempt Series

Franklin Eck                                      11.89%
3300 Riverside Drive
Columbus, OH 43221

Ms. Nancy Peterson, Trust                         15.82%
3873 Ridgeway Road
Kettering, OH 45429

The Advisor

       Manning & Napier Advisors, Inc. acts as the Fund's investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of 1% of the Fund's daily net assets for the Small Cap Series, Energy Series, Technology Series, Maximum Horizon Series, Financial Services Series, International Series, Tax Managed Series, Life Sciences Series, Global Fixed Income Series, Blended Asset Series I, Blended Asset Series II, World Opportunities Series, .80% for the Defensive Series, .35% for the Flexible Yield Series I, .45% for the Flexible Yield Series II, .50% for the Flexible
Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Tax Exempt Series. For fiscal years ended December 31, 1987, December 31, 1988, December 31, 1989, December 31, 1992, December 31, 1993,
December  31,  1994,  December  31,  1995  and    December 31, 1996    , the
aggregate total of fees paid by the Small Cap Series to the Advisor were $34,211, $114,125, $0, $184,465, $582,365, $931,789, $1,296,858 and
   $1,204,107    ,  respectively.    For  the  period  November  4,  1988,
(Commencement of Investment Operations) to December 31, 1988 and for the fiscal years ended December 31, 1989, December 31, 1990, December 31, 1991, and December 31, 1992, the aggregate total of fees paid by the Technology Series to the Advisor were $87,931, $660,878 $573,333, $603,370, and $249,485 respectively  and  for the period August 29, 1994 (Commencement of Operations)
to  December  31,  1994  and for the fiscal years ended December 31, 1995 and
   December  31,  1996    , the aggregate total fees were $151, 936, $557,701
and     $938,964    ,  respectively.    For  the  period  August  27,  1992,
(Commencement of Investment Operations) to December 31, 1992 and for the fiscal years ended December 31, 1993, December 31, 1994, December 31, 1995 and
   December 31, 1996    , the aggregate total fees paid by the International
Series  to  the  Advisor  were  $282,754,  $868,462,  $870,103, $1,084,583 and
   $1,363,591    .       For  the period September 6, 1996 (Commencement of
Operations)  to  December  31,  1996,  the aggregate total fees paid the World
Opportunities  Series  to  the  Advisor  were  $224,344.       For the period
October 7, 1992, (Commencement of Investment Operations) to December 31, 1992 and for the fiscal years ended December 31, 1993, December 31, 1994, December 31, 1995, the aggregate total fees paid by the Life Sciences Series to the Advisor were $30,001, $560,977, $749,795, and $451,038. For the fiscal years ended December 31, 1987, December 31, 1988 and December 31, 1989, the advisory fees waived by the Advisor for the Small Cap Series were $500, $707, and $489 respectively. For the period September 15, 1993, (Commencement of Operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, December 31, 1995, and October 31, 1996 the advisory fees waived by the Advisor for the Blended Asset Series I were $891, $26,034, $23,407 and $13,439, and the aggregate total fees paid for the periods ended December 31, 1995, and October 31, 1996 were $46,543 and $108,485. For the period October 12, 1993, (Commencement of Operations) to December 31, 1993 and for the periods ended December 31, 1994, December 31,1995, and October 31, 1996 the advisory fees waived by the Advisor for the Blended Asset Series II were $393, $37,315, $17,669 and $3,528, and the aggregate total fees paid for the fiscal year ended December 31, 1995 and October 31, 1996 were $114,026 and $222,302. For the period February 15, 1994 (Commencement of Operations) to December 31, 1994 and for the periods ended December 31, 1995, and October 31, 1996 the advisory fees waived by the Advisor for the Flexible Yield Series II were $905, $2,160, and $1,688. For the period February 15, 1994 (Commencement of Operations) to December 31, 1994 and the periods ended December 31, 1995, and October 31, 1996 the advisory fees waived by the Advisor for the Flexible Yield Series I were $443, $1,221 and $1,057. For the period December 20, 1993, (Commencement of Operations) to December 31, 1993 and for the periods ended December 31, 1994, December 31, 1995, and October 31, 1996 the advisory fees waived by the Advisor for the Flexible Yield Series III were $11, $1,683,
$4,767  and  $4,454.       For  the period September 6, 1996 (Commencement of
Operations)  to December 31, 1996, the advisory fees waived by the Advisor for
the  World  Opportunities Series were $0.     For the period January 17, 1994
(Commencement  of  Operations)  to December 31, 1994 and for the periods ended
December  31,  1995  and    December 31, 1996    , the advisory fees paid to
the  Advisor  for  the  New York Tax Exempt Series were $82,497, $114,847 and
   $160,913    .    For  the  period  February  14,  1994  (Commencement  of
Operations)  to  December 31, 1994 and for the periods ended December 31, 1995
and     December  31,  1996    , the advisory fees waived by the Advisor for
the  Ohio  Tax  Exempt  Series were $11,101, $4,398 and    $1,181    and the
aggregate  total  fees  paid  for  the periods ended December 31, 1995    and
December  31,  1996      were  $19,239    and $34,563    .   For the period
February  14,  1994  (Commencement of Operations) to December 31, 1994 and for
the  periods  ended December 31, 1995 and    December 31, 1996    , advisory
fees waived by the Advisor for the Diversified Tax Exempt Series were $22,494,
$0  and     $0    , and the aggregate total fees paid were $2,983,  $50,130,
and     $74,427    .  For  the  period  November  1,  1995  (Commencement of
Operations) to October 31, 1996, the advisory fees waived by the Advisor for the Tax Managed Series were $1,867. For the period November 1, 1995

(Commencement of Operations) to October 31, 1996, the advisory fees waived by the Advisor for the Defensive Series were $3,940. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the advisory fees waived by the Advisor for the Maximum Horizon Series were $4,377. The
Investment Advisory Agreement (the "Agreement") between the Fund and the Advisor provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i)brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the adviser made the decision or took the action which resulted in such claim the adviser acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisers in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

      The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        In the Agreement, the Fund agrees that the words "Manning & Napier" in its name is derived from the name of the Advisor and is the property of the Advisor for copyright and all other purposes and that therefore such words may be freely used by the Advisor as to other investment companies or other investment products; the Fund further agrees that, in the event that the Advisor ceases to be the Fund's investment advisor for any reason, the Fund will (unless the Advisor otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the words "Manning & Napier." The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation.

         On April 30, 1993, the Advisor became the Fund's Transfer Agent. For servicing the Blended Asset Series I , Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, in this capacity, for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Advisor received $29.87, $7,396, and $14,322 from the Fund. For servicing the Tax Managed Series, Defensive Series, Maximum Horizon Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, and the Flexible Yield Series III, in this capacity,  for  the  fiscal  year ended October 31, 1996, the Advisor received
$8,990  from the Fund.     For servicing the Ohio Tax Exempt Series, New York
Tax Exempt Series and the Diversified Tax Exempt Series in this capacity, for the fiscal year ended December 31, 1996, the Advisor received $12,960 from the
Fund.      The Advisor will not charge for its Transfer Agent services to the other Series.

     Manning & Napier Investor Services, Inc., acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs to clients for this service. The Advisor may impose separate requirements in connection with employee purchases of the Fund.

Custodian and Independent Accountant

     The custodian for the Energy Series, the Technology Series, the Financial Services Series, the Life Sciences Series, and the Global Fixed Income Series is Fleet Bank, N.A., 45 East Avenue, Rochester, N.Y. 14604, with the exception of the foreign securities held by the Fund, whose custodian is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. The custodian for the Small Cap Series, International Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, New York Tax Exempt Series, Ohio Tax
Exempt Series, Diversified Tax Exempt Series, Tax Managed Series, Defensive Series, Maximum Horizon Series and the World Opportunities Series is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. Coopers & Lybrand L.L.P, One Post Office Square, Boston, MA 02109 are the Fund's independent accountants for the Fund, with the exception of the Blended Asset Series I, Blended Asset Series II, Flexible
Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Tax Managed Series, Defensive Series and the Maximum Horizon Series for which the independent accountants are Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

       The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. For the fiscal years ending December 31, 1987, December 31, 1988, December 31, 1989, December 31, 1992, December 31, 1993, December 31, 1994, December 31,
1995, and    December 31, 1996     the brokerage commissions incurred by the
Small  Cap  Series  were  $90,216,  $82,149,  $0,  $42,285,  $60,820, $90,860,
$327,763 and    $214,565    , respectively.  For the period November 4, 1988
(Commencement of Operations) to December 31, 1988 and the fiscal years ended December 31, 1989, December 31, 1990, December 31, 1991 and December 31, 1992, the brokerage commissions incurred by the Technology Series were $123,896, $80,326, $11,415, $5,795 and $137,000, respectively and for the period August 29, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal
years  ended  December 31, 1995 and    December 31, 1996    ,  were $13,693,
$73,963  and    $151,177     .  For the period August 27, 1992 (Commencement
of  Operations)  to  December 31, 1992 and the fiscal years ended December 31,
1993, December 31, 1994, December 31, 1995 and    December 31, 1996    , the
brokerage  commissions  incurred  by  the  International Series were $219,814,
$49,000,  $151,987,  $157,084 and    $49,487    .  For the period October 7,
1992 (Commencement of Operations) to December 31, 1992 and the fiscal years ended December 31, 1993, December 31, 1994, December 31, 1995, the brokerage commissions incurred by the Life Sciences Series were $10,670, $144,225, $85,230, $132,203. For the period September 15, 1993 (Commencement of Operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, December 31, 1995, and October 31, 1996 the brokerage commissions incurred by the Blended Asset Series I were $431, $4,270, $8,775 and $13,656. For the period October 12, 1993 (Commencement of Operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, December 31, 1995, and October 31, 1996 the brokerage commissions incurred by the Blended Asset Series II were $506, $8,525, $23,410 and $36,256. For the period February 15, 1994 (Commencement of Operations) to December 31, 1994, and the fiscal years ended December 31, 1995, and October 31, 1996 there were no brokerage commissions incurred by the Flexible Yield Series I. For the period February 15, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal years ended December 31, 1995, and October 31, 1996 there were no brokerage commissions incurred by the Flexible Yield Series II. For the period December 20, 1993 (Commencement of Operations) to December 31, 1993 and for the fiscal years ended December 31, 1994, December 31, 1995, and October 31, 1996 there were no brokerage commissions incurred by the Flexible Yield Series III. For the period January 17, 1994 (Commencement of Operations) to December 31, 1994
and  the  fiscal years ended December 31, 1995 and    December 31, 1996    ,
there were no brokerage commissions incurred by the New York Tax Exempt Series. For the period February 14, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal years ended December 31, 1995 and
   December  31,  1996    ,  there were no brokerage commissions incurred by
the Ohio Tax Exempt Series. For the period February 14, 1994 (Commencement of Operations) to December 31, 1994 and the fiscal years ended December 31, 1995
and     December  31, 1996    , there were no brokerage commissions incurred
by  the  Diversified  Tax  Exempt Series.    For the period September 6, 1996
(Commencement  of  Operations) to December 31, 1996, the brokerage commissions
incurred  by  the  World  Opportunities  was  $205,556.        For the period
November 1, 1995 (Commencement of Operations) to October 31, 1996 the brokerage commissions incurred by the Tax Managed Series were $837. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the brokerage commissions incurred by the Defensive Series were $335. For the period November 1, 1995 (Commencement of Operations) to October 31, 1996, the brokerage commissions incurred by the Maximum Horizon Series were $2,753. There were no brokerage commissions paid to affiliates during the last five fiscal years.

NET ASSET VALUE

         The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System. Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

REDEMPTION OF SHARES

Payment for shares redeemed

          Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

Redemption in Kind

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

      The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

       The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

     As a regulated investment company ("RIC") under Subchapter M of the Code, each Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

       In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of a Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which such Series has not invested more than 5% of the value of its total assets in any one issuer and as to which such Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

        The foregoing requirements of the Code may inhibit the Series in their efforts to achieve their investment objectives.

     1.     a.     Qualifying Income

                It is not clear to what extent income derived by a Series from foreign currency gains will, under future Treasury regulations, be treated by the Internal Revenue Service (the "Service") as Qualifying Income. Consequently, each Series will take appropriate actions to limit such transactions, where necessary, until such time as applicable U.S. Treasury regulations are issued or a Series receives a satisfactory opinion of counsel or private letter ruling from the Service that income from such currency transactions constitutes Qualifying Income.

     1.     b.     Currency Transactions

                  Transactions in forward currency contracts, currency futures contracts, options on currencies, and certain other instruments are subject to special rules which may affect the timing and character of distributions to shareholders by accelerating income to the Series, deferring Series' losses, causing adjustments in the holding periods of Series' securities, and converting capital gains into ordinary income. For example, certain foreign currency gains realized by a Series will be treated as ordinary income rather than capital gain under Section 988 of the Code. The tax treatment of certain foreign currency contracts, futures contracts, and options on futures contracts entered into by a Series will be governed by Section 1256 of the Code. In general, each such position held by the Series will be marked to market (i.e., treated as if it were closed out on the last business day of each taxable year of the Series), and all gain or loss associated with such marking to market or other transactions in such positions will be treated as 60% long-term and 40% short-term capital gain or loss.

            When a Series holds an option or contract governed by Section 1256 which substantially diminishes the Series' risk of loss with respect to another position held by the Series which is not governed by Section 1256, this combination of positions could be a "mixed straddle" that is generally subject to Section 1092 of the Code in addition to Section 1256 of the Code. The Series may make certain tax elections for its "mixed straddles" which could eliminate the effects of Section 1256. In addition, a Series' activities in foreign currency contracts, futures contracts and options may be limited by the requirements for qualification as a regulated investment company and by future legislative or regulatory changes in these requirements.

     2.     Short-Short Gain Rule

          Because of the Short-Short Gain Rule, a Series may have to:

              (1) limit the sale of appreciated securities held for less than three months;

           (2) limit the short sale of, or the acquisition of put options on, appreciated securities held for one year or less;

          (3) limit the closing of call options or secured put options it has written or of appreciated put options it has held for less than three months; and

          (4) limit writing options that expire in less than three months and covered call options on securities that have been held for less than three months and are likely to appreciate significantly during the option period.

          To the extent a Series is able to identify and designate offsetting positions as "hedges," increases and decreases in the value of such positions will be netted for purposes of determining whether the Short-Short Gain Rule has been satisfied. In addition, the Short-Short Gain Rule will not prevent a Series from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period has no impact.

3.   Asset Diversification Test

       The Service has ruled (1) that the issuer of a call option written on a security is the issuer of the underlying security and (2) that, where the writer of a call option owns the underlying security, the Asset Diversification Test will be applied solely to such security and that the value of the option will not be counted.

          The  Service  has  informally  ruled  for  purposes  of  the  Asset
Diversification Test that (1) a put option on a security is itself a "security", (2) the issuer of a put option on a security is the issuer of the underlying security, (3) the market value of a purchased put option should be the measure of the investment in the instrument as a "security", and (4) the market value of the underlying security should be the measure of the investment in a written put option as a "security".

          By law, the Series may not rely on informal rulings of the Service. Consequently, a Series may find it necessary to seek its own ruling from the Service on these issues or to curtail its options trading in order to stay within the limits of the Asset Diversification Test.

        It is unclear under present law who should be treated as the issuer of foreign currency exchange contracts, although it has been suggested that the issuer in each case would be the foreign central bank or foreign government backing the particular currency. A Series may find it necessary to curtail trading in forward foreign currency contracts or seek a ruling on this issue. A Series may also find it necessary to seek rulings with respect to other financial instruments, or curtail trading therein, for purposes of the Asset Diversification Test.

Fund Distributions

        Investors should be careful to consider the tax implications of buying shares of a Series just prior to the record date of an ordinary income dividend or capital gain distribution. The price of shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gain distribution. Those purchasing just prior to an ordinary income dividend or capital gain distribution will nevertheless be taxable on the entire amount of the distribution received.

          In the event a Series elects to retain its net capital gain, it is expected that such Series also will elect to have shareholders treated as having received a distribution of such gain, with the result that they will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of capital gain tax paid by such Series on the gain, and will increase the tax basis for their shares by an amount equal to 65% of the deemed distribution.

      Investors should be aware that any loss realized upon the sale, exchange or redemption of Series shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain distributions have been paid with respect to such shares or any amounts have been treated as long-term capital gains with respect to such shares pursuant to the election described in the preceding paragraph. Investors should also be aware that the maximum federal tax rate on long-term capital gains has been increased to 35% for corporate taxpayers and to 28% for non-corporate taxpayers.

      In some circumstances the Series' use of short sales, writing of covered call options and acquisitions of put options to further its investment objectives may reduce the portion of its distributions that qualify for the corporate dividends received deduction.

        Except in the case of the International Series and Global Fixed Income Series, the Code allows a 70% dividends-received deduction (the "deduction") to corporate shareholders of any Series. Special provisions are contained in the Code as to the eligibility of payments to such shareholders for the deduction. The extent to which the ordinary income dividends paid by a Series are eligible for the deduction is determined by the ratio of the aggregate dividends received by such Series from domestic corporations in any fiscal year to the ordinary income dividends paid by such Series for that year. For purposes of determining the deduction, a Series may not take into account any amount received as a dividend with respect to any security unless such Series has held the security with respect to which the dividend has been paid for a minimum period, generally 46 days. Moreover, corporate taxpayers will have to take into account the entire amount of any dividend received from a Series for purposes of the alternative minimum tax and environmental tax. Capital gains distributions are not eligible for the dividends received deduction.

     As noted in the Prospectuses for the New York Tax Exempt Series, the Ohio Tax Exempt Series and the Diversified Tax Exempt Series, exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by
Section 59A of the Code to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. Each Tax Exempt Series intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings" as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for each Tax Exempt Series will be applied uniformly to all dividends declared with respect to the Series during that year. This percentage may differ from the actual percentage for any particular day.

        Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax Exempt Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in
Section 86 of the Code.
        Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of a Tax Exempt Series.

     "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

      Issuers of bonds purchased by a Tax Exempt Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     From time to time, the Fund may present its performance in communications to shareholders, sales literature, and advertising. Performance measurements will be presented by average annual total return, total return, and/or cumulative total return. All measurements will be based upon the change in net assets resulting from all Fund operations, including the reinvestment of dividends and distributions, if any, for the specified periods.

        The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio, and its level of operation expenses. Consequently, any performance figures should not be considered representative of the future performance of the Fund. The Fund may include in performance advertisements rankings or similar information provided by Morningstar or other organizations.

Other Considerations

     A 4% non-deductible excise tax is imposed on RICs that fail to distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year and 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year, even if they satisfy the Distribution Requirement. The balance of such income must be distributed during the next calendar year. Each Series intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Series may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

     For purposes of the excise tax, a RIC must (1) offset a net ordinary loss for any calendar year in determining its capital gain net income, but only to the extent the capital gain net income for the one-year period ending on October 31 of such calendar year exceeds the net capital gains for said period and (2) exclude certain foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          Rules of state and local taxation of ordinary income dividends and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors for the application of the federal rules outlined above to their particular circumstances and for the application of state and local tax rules affecting investment in the Fund. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

February 14, 1997


To Shareholders of the following series of the Manning & Napier Fund:

          Small Cap Series
          Technology Series
          International Series
          World Opportunities Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Manning & Napier Fund in which you owned shares as of December 31, 1996. The reports include information about the Series performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) or your Client Consultant if you have any questions about your holdings in the Manning & Napier Fund.

Sincerely,


/s/ Amy J. Williams
Amy J. Williams
Fund Services Coordinator

Manning & Napier Fund, Inc.
World Opportunities Series

Annual Report
December 31, 1996

Management Discussion and Analysis

Dear Shareholders:

The World Opportunities Series was activated on September 6, 1996. The objective of this Series is to provide long-term growth through investments in common stocks of companies throughout the world. Stocks are chosen for inclusion in the portfolio through analysis of individual companies using Manning & Napiers traditional investment strategies and pricing disciplines.

As you might expect from an investment approach which emphasizes individual security selection, portfolio holdings have been chosen selectively. By the end of 1996, the portfolio was fully invested, and sixteen countries, including the United States, were represented in the Series portfolio. The holdings include stocks of Asian, European, North American, and Latin American companies. Our analysts also examine the currencies of the countries in which stocks are held, and currencies are hedged where appropriate.

The last two years have seen extraordinary returns in the U.S. stock market, while international stocks have turned in strong, but less remarkable, returns. We feel that the high valuation of the U.S. market is a compelling argument for diversifying the stock portion of your portfolio by adding international securities.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

Performance Update as of December 31, 1996

Manning & Napier Fund, Inc.
World Opportunities Series


                                               Total Return
Through                  Growth of $10,000                     Average
12/31/96                     Investment          Cumulative     Annual

Inception 2              $           10,482          4.82%        N/A











S&P 500 Total Return Index
[S]                         [C]                 [C]            [C]

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

Inception 2                 $           11,372         13.72%  N/A
[/TABLE]








Morgan Stanley Capital
International World Index

                                               Total Return
Through                    Growth of $10,000                  Average
12/31/96                   Investment          Cumulative     Annual

Inception 2                $           10,865          8.65%  N/A



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World Index. 1

<graphic>
<line chart>
Data for line chart to follow:





Date      Manning & Napier World     Standard & Poors      Morgan Stanley Capital
           Opportunities Series   500 Total Return Index  International World Index

09/06/96                  10,000                  10,000                     10,000
09/30/96                  10,040                  10,497                     10,390
10/31/96                   9,930                  10,787                     10,460
11/30/96                  10,330                  11,602                     11,044
12/31/96                  10,482                  11,372                     10,865



1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,570 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New
Zealand  and  the  Far  East.   The Morgan Stanley Capital International World
Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.







Investment Portfolio - December 31, 1996
                                                                Value
                                                   Shares      (Note 2)

COMMON STOCK - 91.5%

BRAZIL - 3.9%
HOUSEHOLD APPLIANCES - 3.9%
    Brasmotor S.A. (Identified Cost $2,920,284)  10,800,000  $ 3,000,297

GERMANY - 2.2%
FOOTWEAR & RELATED APPAREL - 2.2%
   Adidas AG (Identified Cost $1,651,677)            19,800    1,711,052

HONG KONG - 17.5%
BEVERAGES - 2.6%
    Vitasoy Intl. Holdings Ltd.                   4,610,000    2,011,591

BROADCAST MEDIA - 4.1%
    Television Broadcasts Ltd.                      800,000    3,196,049

COMPUTER EQUIPMENT - 2.7%
    Varitronix International Ltd.                 1,151,000    2,083,379

ELECTRONIC PRODUCTS - 1.7%
    VTech Holdings Ltd.                             720,000    1,293,934

HOUSEHOLD APPLIANCES - 2.0%
    Guangdong Kelon Electronics Hldg.             2,348,000    1,517,865

SOFTWARE - 4.4%
   Founder Hong Kong Ltd.*                        8,848,000    3,403,275

TOTAL HONG KONG SECURITIES
   (Identified Cost $12,937,016)                              13,506,093

INDONESIA - 3.4%
TOBACCO - 3.4%
    PT Hanjaya Mandala Sampoerna
    (Identified Cost $2,238,889)                    495,000    2,639,436

ITALY - 3.1%
ENERGY SOURCES - OIL/GAS - 3.1%
   Edison S.p.A. (Identified Cost $2,322,193)       375,000    2,371,536

JAPAN - 9.3%
SOFTWARE - 4.7%
    NTT Data Corp.                                      125    3,662,471




The accompanying notes are an integral part of the financial statements.








Investment Portfolio - December 31, 1996

                                                                      Value
                                                          Shares    (Note 2)

ELECTRONIC PRODUCTS - 4.6%
    Toshiba Corp.                                         570,000  $3,586,499

TOTAL JAPANESE SECURITIES
   (Identified Cost $7,352,229)                                     7,248,970

SOUTH KOREA - 2.9%
ELECTRONIC PRODUCTS - 2.9%
    Samsung Electronics Co. (Identified Cost $3,113,103)   42,000   2,272,561

NETHERLANDS - 2.7%
RETAIL - FOOD - 2.7%
    Koninklije Ahold NV (Identified Cost $1,957,575)       34,000   2,124,619

SWITZERLAND - 2.7%
FOOD - MISCELLANEOUS - 2.7%
    Nestle SA (Identified Cost $2,120,230)                  1,920   2,056,671

UNITED KINGDOM - 3.9%
FOOD - MISCELLANEOUS - 3.9%
   Grand Metropolitan PLC (Identified Cost $2,863,704)    380,000   2,987,815

UNITED STATES - 39.9%
CRUDE PETROLEUM & NATURAL GAS - 5.1%
   YPF Sociedad Anonima - ADR                             156,000   3,939,000

JEWELRY - 4.2%
    Tag Heuer International SA - ADR*                     200,000   3,225,000

MACHINERY - 2.3%
    ASM Lithography Hldg. - ADR*                           35,000   1,743,438

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.7%
   Eastman Kodak Co.                                       36,000   2,889,000

RETAIL - WHOLESALE - 2.4%
   Coleman Company, Inc.*                                 134,000   1,842,500

TELECOMMUNICATIONS - 22.2%
   EQUIPMENT - 9.0%
   ECI Telecommunications, Ltd.                           152,000   3,230,000
   Nokia Corp. Ab - ADR                                    65,000   3,745,625
                                                                    6,975,625



The accompanying notes are an integral part of the financial statements.








Investment Portfolio - December 31, 1996
                                                            Shares           Value
                                                       Principal/Amount     (Note 2)

TELECOMMUNICATIONS (continued)

SERVICE - 13.2%
   Compania Anonima Nacional Telefonos de
   Venezuela (CANTV) - ADR*                                       95,000  $ 2,671,875
   Stet Societa' Finanziaria Telefonica S.p.A. - ADR              85,000    3,771,875
   Telecomunicacoes Brasileiras - ADR                             40,000    3,060,000
   Vimpel Communications - ADR*                                   30,000      708,750
                                                                           10,212,500
                                                                           17,188,125

TOTAL UNITED STATES SECURITIES
   (Identified Cost $28,541,345)                                           30,827,063

TOTAL COMMON STOCK
   (Identified Cost $68,018,245)                                           70,746,113

SHORT-TERM INVESTMENTS - 7.7%
   Federal National Mortgage Corporation Discount
            Note, 1/28/97                              $       6,000,000    5,974,846
   Dreyfus U.S. Treasury Money Market                                228          228

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $5,975,074)                                             5,975,074

TOTAL INVESTMENTS - 99.2%
   (Identified Cost $73,993,319)                                           76,721,187

OTHER ASSETS, LESS LIABILITIES - 0.8%                                         598,315

NET ASSETS -100%                                                          $77,319,502




*Non-income producing security.







FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $73,993,319 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 4,983,589

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (1,874,019)

UNREALIZED APPRECIATION - NET                                                       $ 3,109,570


The accompanying notes are an integral part of the financial statements.







INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)

Telecommunication- Equipment & Service               22.2%
Food - Retail/Miscellaneous                           9.3%
Electronic Products                                   9.2%
Software                                              9.1%
Beverage & Tobacco                                    6.0%
Household Appliances                                  5.9%
Crude Petroleum & Natural Gas                         5.1%
Jewelry                                               4.2%
Broadcast Media                                       4.1%
Photographic Equipment & Supplies                     3.7%
Energy Sources -Oil/Gas                               3.1%
Computer Equipment                                    2.7%
Machinery                                             2.3%
Footwear & Related Apparel                            2.2%
Retail - Wholesale                                    2.4%

Total Common Stock                                   91.5%



The accompanying notes are an integral part of the financial statements.


Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $73,993,319)
    (Note 2)                                                         $76,721,187
Foreign currency, at value (cost $1,233,378)                           1,232,914
Cash                                                                     600,209
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                            12,786,593
Receivable for fund shares sold                                           41,590
Dividends receivable                                                      36,011

TOTAL ASSETS                                                          91,418,504

LIABILITIES:

Accrued management fees (Note 3)                                          63,528
Accrued Directors' fees (Note 3)                                           1,667
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                  12,404,891
Payable for securities purchased                                       1,155,332
Payable for fund shares redeemed                                         436,235
Audit fee payable                                                          8,000
Custodian fee payable                                                      7,160
Other payables and accrued expenses                                        3,371

TOTAL LIABILITIES                                                     14,080,184

NET ASSETS FOR 7,418,858 SHARES
   OUTSTANDING                                                       $77,338,320

NET ASSETS CONSIST OF:

Capital stock                                                        $    74,188
Additional paid-in-capital                                            74,129,697
Accumulated net realized gain on investments                              21,631
Net unrealized appreciation on investments, foreign currency,
      forward currency contracts, and other assets and liabilities     3,112,804

TOTAL NET ASSETS                                                     $77,338,320

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($77,338,320/7,418,858 shares)                                     $     10.42



The accompanying notes are an integral part of the financial statements.

Statement of Operations






FOR THE PERIOD SEPTEMBER 6, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                                             $  501,370
Dividends (net of withholding)                                                          130,415

Total Investment Income                                                                 631,785

EXPENSES:

Management fees (Note 3)                                                                224,344
Directors' fees (Note 3)                                                                  3,334
Custodian fee                                                                            24,856
Audit fee                                                                                 8,000
Miscellaneous                                                                             4,175

Total Expenses                                                                          264,709

NET INVESTMENT INCOME                                                                   367,076

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                                                  90,342
    Foreign currency and forward foreign currency
      exchange contracts                                                                  3,047

Net realized gain on investments                                                         93,389

Net change in unrealized appreciation on -
   Investments                                                                        2,727,868
   Foreign currency and forward currency contracts and other
      assets and liabilities                                                            384,936

Net unrealized appreciation on investments                                            3,112,804

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                                     3,206,193

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $3,573,269



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets








                                                           For the Period
                                                        9/6/96 (commencement
                                                           of operations)
                                                            to 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                  $             367,076
Net realized gain on investments                                      93,389
Net change in unrealized appreciation on investments               3,112,804

Net increase in net assets from operations                         3,573,269

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          (370,123)
From net realized gain on investments                                (68,711)

Total distributions to shareholders                                 (438,834)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                          74,203,885

Net increase in net assets                                        77,338,320

NET ASSETS:

Beginning of period                                                       --

End of period                                          $          77,338,320




The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                     For the Period
                                                                  9/6/96 (commencement
                                                                     of operations)
                                                                      to 12/31/96

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $               10.00

Income from investment operations:
   Net investment income                                                         0.051
   Net realized and unrealized gain
      on investments                                                             0.429

Total from investment operations                                                 0.480

Less distributions to shareholders:
   From net investment income                                                   (0.051)
   From net realized gain on investments                                        (0.009)

Total distributions to shareholders                                             (0.060)

NET ASSET VALUE - END OF PERIOD                                  $               10.42

Total return 1:                                                                   4.82%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses                                                                     1.17%2
   Net investment income                                                        1.54%2

Portfolio turnover                                                                   1%

Average commission rate paid                                     $              0.0065

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $              77,338

1  Represents aggregate total return for the period indicated.
2  Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

          World Opportunities Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The
Corporation  is  organized  in  Maryland          and  is registered under the
Investment Company Act of 1940, as amended, as an open- end management investment company.

          Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as World Opportunities Series Class U Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net  realized  gains on investments in accordance with requirements of the
Internal  Revenue  Code.   Accordingly, no provision for federal income tax or
excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     The Fund hereby designates $36,569 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

     All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has
been  closed.    Realized  and  unrealized  gain  or loss arising from a
transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

         The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

        The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions
are  considered.    A summary of obligations for forward currency exchange
contracts sold on December 31, 1996 is as follows:





                                         Net Unrealized
Settlement  Contracts      In Exchange      Contracts      Appreciation/
   Date     to Deliver         For          At Value      (Depreciation)

  04/04/97  Dutch Guilder  $  1,976,168  $      1,950,409  $     25,759
  01/08/97  Japanese Yen      1,263,923         1,202,736        61,187
  01/08/97  Japanese Yen      1,215,371         1,176,778        38,593
  04/04/97  Japanese Yen      3,637,160         3,634,286         2,874
  04/04/97  Swiss Franc       1,217,137         1,128,987        88,150
  04/04/97  Swiss Franc         568,736           526,860        41,876
  04/04/97  Swiss Franc         798,722           752,658        46,064
  04/04/97  Swiss Franc       2,109,375         2,032,176        77,199


       On December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Notes to Financial Statements

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's
average  daily  net  assets.   The fee amounted to $224,344 for the period
September 6, 1996 (commencement of operations) to December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the  choice  of  investments and the execution of securities transactions, and otherwise maintain the Fund's organization.  The Advisor also provides the  Fund  with  necessary  office  space  and  portfolio  accounting  and
bookkeeping  services.    The  salaries of all officers of the Fund and of all
Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder
servicing  agent  for  the Fund.    These services are provided at no
additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,334 for the period September 6, 1996 (commencement of operations) to December 31,
1996.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $68,223,244 and $294,390, respectively, for the period September 6, 1996 (commencement of operations) to December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of World Opportunities Series were:





              For the Period 9/6/96
                 (commencement of
             operations) to 12/31/96


                      Shares              Amount
             ------------------------  ------------

Sold                       7,582,503   $75,856,659
Reinvested                    43,147       433,194
Repurchased                 (206,792)   (2,085,968)
Total                      7,418,858   $74,203,885



6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States government.

Independent Auditors' Report


TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- WORLD OPPORTUNITIES SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- World Opportunities Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 6, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- World Opportunities Series as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period September 6, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
JANUARY 23, 1997

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Annual Report
December 31, 1996


Management Discussion and Analysis

Dear Shareholders:

A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short-term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential election. Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will be remembered as 1996. We would like to point out, however, that it is short-term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long_term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

A GROWTH AND INFLATION SCARE:

At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in fixed income securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short-term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. assets. As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e., people thought Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

As  spring  began,  the  bond  markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye-popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to emerge. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long-term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

In the near-term, no one likes to see rising interest rates, but over the longer-term, if one expects inflation to remain under control, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

THE ELECTION:

As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax cuts. It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction. That bodes well for all fixed income markets, including munis.

Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we have had a presidential campaign in which the Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

1997 AND BEYOND:

At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long-term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer-term, non-callable securities to provide strong investment returns. The short-term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long-term overview. In essence, 1996 was a small piece of the big picture.

Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non-callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds and pre-refunded bonds. Revenue bonds were restricted primarily to those that were backed by necessary services. We believe that the bumps in the road in 1996 have set the stage for a solid turnaround in 1997.

CONCLUSION:

While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter-term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile to note that the shorter-term problems that plagued 1996 are needed to create the quality longer-term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long-term investment overview and investment process is what separates the good funds from the bad ones.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>
Data for chart to follow:

Portfolio Composition** -As of 12/31/96

General Obligation Bonds -80%
Revenue Bonds - 17%
Pre-Refunded Bonds - 3%

**As a percentage of municipal securities.

<graphic>
<pie chart>
Data for chart to follow:






Quality Ratings* - As of 12/31/96

Aaa                                 73%
Aa                                  22%
A                                    5%



*Using Moodys Ratings, as a percent of municipal securities.

Performance Update as of December 31, 1996





Manning & Napier Fund, Inc.
Diversified Tax Exempt Series

                                                   Total Return
Through                        Growth of $10,000                  Average
12/31/96                       Investment          Cumulative     Annual

One Year                       $           10,333          3.33%     3.33%
Inception 2                    $           11,370         13.70%     4.55%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
Through                                     Growth of $10,000                  Average
12/31/96                                    Investment          Cumulative     Annual

One Year                                    $           10,464          4.64%     4.64%
Inception 2                                 $           11,520         15.20%     5.03%


The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified
Tax Exempt Series from its inception
(2/14/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

<graphic>
<line chart>for chart to follow:






Date      Manning & Napier Diversified  Merrill Lynch Intermediate
               Tax Exempt Series             Municipal Index

01/17/94                        10,000                      10,000
06/30/94                         9,600                       9,652
12/31/94                         9,461                       9,709
06/30/95                        10,311                      10,478
12/31/95                        11,003                      11,009
06/30/96                        10,867                      11,068
12/31/96                        11,370                      11,520



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                              Principal     Value
                                                                Amount    (Note 2)

MUNICIPAL SECURITIES - 95.4%

ALASKA - 1.9%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                         $  300,000  $323,331

ARIZONA - 2.7%
Central Arizona Water Conservation District, Revenue
   Bond, 4.70%, 5/1/2004                                         200,000   199,694
Maricopa County School District No. 097 Deer Valley,
   G.O. Bond, Series A, 5.20%, 7/1/2007                          250,000   254,693
                                                                           454,387

COLORADO - 1.1%
El Paso County School District No. 020, G.O. Bond,
   Series A, 6.20%, 12/15/2007                                   160,000   177,754

DELAWARE - 1.2%
Wilmington, G.O. Bond, Series B, 5.90%, 4/1/2000                 200,000   209,718

DISTRICT OF COLUMBIA - 1.3%
District of Columbia, G.O. Bond, Series A, 7.65%,
   12/1/2003                                                     200,000   217,022

FLORIDA - 2.9%
Dade County School District, G.O. Bond, 6.125%, 8/1/2008         150,000   160,532
Florida State Board of Education Capital Outlay Public
   Edu., G.O. Bond Series C, 5.60%, 6/1/2025                     135,000   134,422
Florida State Dept. of Environmental Preservation 2000,
   Revenue Bond, Series A, 4.50%, 7/1/2003                       200,000   199,388
                                                                           494,342

GEORGIA - 4.6%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                             350,000   349,017
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                    200,000   207,684
Glynn County Board of Education, G.O. Bond, 5.00%,
   7/1/2006                                                      200,000   202,110
                                                                           758,811

HAWAII - 1.7%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                   260,000   282,430

IDAHO - 0.6%
Ada & Canyon Counties Joint School District No. 2 Meridian,
   G.O. Bond, 5.10%, 7/30/2005                                   100,000   103,080



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                                     Principal     Value
                                                                       Amount    (Note 2)

ILLINOIS - 4.4%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                   $  190,000  $194,685
Chicago Schools Financial Authority, G.O. Bond, 5.00%,
   6/1/2007                                                             200,000   197,280
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022                          100,000   100,541
Illinois, Certificate Participation, Series 1995A, 5.60%, 7/1/2010      100,000   101,619
Tazewell County Community High School District No.
   303 Pekin, G.O. Bond, 5.50%, 1/1/2011                                150,000   150,343
                                                                                  744,468

INDIANA - 1.7%
Bloomington Sewer Works, Revenue Bond, 5.80%,
   1/1/2011                                                             150,000   154,402
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                     140,000   138,327
                                                                                  292,729

IOWA - 2.2%
Cedar Rapids, G.O. Bond, 6.45%, 6/1/2014                                350,000   369,880

KENTUCKY - 3.4%
Jefferson County School District Finance Corp. School
   Building, Revenue Bond, Series A, 5.00%, 2/1/2011                    300,000   291,135
Kentucky State Turnpike Authority Revitalization
    Projects, Revenue Bond, 6.50%, 7/1/2008                             250,000   282,030
                                                                                  573,165

MAINE - 1.7%
Hermon, G.O. Bond, 5.60%, 11/1/2013                                      75,000    75,746
Portland, G.O. Bond, 6.20%, 4/1/2006                                    200,000   219,922
                                                                                  295,668

MASSACHUSETTS - 3.3%
Martha's Vineyard Regional High School District No. 100,
   G.O. Bond, 6.70%, 12/15/2014                                         200,000   223,804
Massachusetts Municipal Electric Supply System,
   Revenue Bond, Series A, 5.00%, 7/1/2017                              200,000   184,790
Massachusetts Water Authority General Ref., Revenue Bond,
   Series B, 5.25%,  3/1/2013                                           155,000   151,035
                                                                                  559,629



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996









                                                            Principal     Value
                                                              Amount    (Note 2)

MARYLAND - 3.8%
Baltimore Water Project, Revenue Bond, Series A,
   5.55%, 7/1/2009                                          $  260,000  $267,350
Prince Georges County Public Improvement, G.O. Bond,
   5.00%, 3/15/2014                                            200,000   191,308
Washington County Public Improvement, G.O. Bond,
   4.875%, 1/1/2010                                            200,000   191,724
                                                                         650,382

MICHIGAN - 4.4%
Comstock Park Public Schools, G.O. Bond, 5.50%,
   5/1/2011                                                    150,000   151,294
Dearborn School District, G.O. Bond, 5.10%, 5/1/2006           200,000   201,606
Farmington Hills, G.O. Bond, 5.80%, 10/1/2006                   50,000    52,612
Farmington Hills, G.O. Bond, 5.90%, 10/1/2007                   75,000    78,960
Farmington Hills, G.O. Bond, 5.70%, 10/1/2005                   65,000    68,409
Pinckney Community Schools, G.O. Bond, 5.00%,
   5/1/2014                                                    200,000   188,902
                                                                         741,783

MINNESOTA - 4.1%
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013              300,000   294,321
Minnesota Various Purpose, G.O. Bond, 6.60%, 8/1/1999          200,000   212,240
Western Minnesota Municipal Power Agency, Revenue
   Bond, 6.625%, 1/1/2016                                      175,000   193,615
                                                                         700,176

MISSISSIPPI - 1.3%
Mississippi, G.O. Bond, 6.30%, 12/1/2006                       200,000   222,338

MISSOURI - 1.5%
Missouri State Ref.- Third Street Building, G.O. Bond,
   Series A, 5.125%, 8/1/2009                                  250,000   250,757

Montana - 1.1%
Montana Long Range Building Project, G.O. Bond, Series A,
   4.875%, 8/1/2010                                            200,000   193,526



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                            Principal     Value
                                                              Amount    (Note 2)

NEVADA - 3.7%
Clark County School District, G.O. Bond, 6.00%,
   6/15/2002                                                $  100,000  $106,883
Henderson Water, G.O. Bond, Series A, 5.65%, 12/1/2003         300,000   317,940
Nevada State Project No. 42, G.O. Bond, 5.70%, 9/1/2008        200,000   208,750
                                                                         633,573

NEW HAMPSHIRE - 1.3%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                      200,000   224,456

NEW JERSEY - 2.8%
New Jersey State Highway Authority, Garden State
   Parkway, Revenue Bond, 5.50%, 1/1/2000                      200,000   206,802
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004           250,000   259,662
                                                                         466,464

NEW MEXICO - 1.2%
Albuquerque, G.O. Bond, Series A & B, 4.70%, 7/1/2000          200,000   202,574

NEW YORK - 3.4%
New York State Thruway Authority, Revenue Bond,
   Series A, 5.50%, 1/1/2023                                   200,000   193,820
Sands Point, G.O. Bond, 6.70%, 11/15/2013                      350,000   383,838
                                                                         577,658

NORTH CAROLINA - 2.4%
Charlotte Public Improvement, G.O. Bond, 5.70%, 2/1/2002       200,000   212,168
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
   3/1/2009                                                    200,000   194,068
                                                                         406,236

OHIO - 2.5%
Ohio Public Facilities, Community Higher Education,
   Revenue Bond, Series II-A, 4.25%, 12/1/2002                 200,000   196,220
Summit County Various Purpose, G.O. Bond, 6.625%,
   12/1/2012                                                   200,000   219,436
                                                                         415,656

OREGON - 1.5%
Salem Pedestrian Safety Impts, G.O. Bond, 5.50%, 5/1/2010      255,000   259,447



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                        Principal     Value
                                                          Amount    (Note 2)

PENNSYLVANIA - 3.3%
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016   $  350,000  $366,300
Pennsylvania State, G.O. Bond, Second Series, 6.00%,
   7/1/2005                                                 90,000    97,401
Pennsylvania State, G.O. Bond, First Series, 5.30%,
   5/1/2005                                                100,000   103,325
                                                                     567,026

RHODE ISLAND - 1.9%
Rhode Island State, G.O. Bond, Series A, 6.20%,
   6/15/2004                                               300,000   325,629

SOUTH CAROLINA - 3.3%
South Carolina State Capital Improvement, G.O. Bond,
   4.10%, 4/1/2001                                         200,000   197,960
South Carolina State Highway, G.O. Bond, Series B,
   5.625%, 7/1/2010                                        350,000   363,986
                                                                     561,946

TENNESSEE - 2.9%
Johnson City School Sales Tax, G.O. Bond, 6.70%,
   5/1/2021                                                350,000   386,495
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                100,000   109,178
                                                                     495,673

TEXAS - 1.2%
Dallas Waterworks & Sewer, Revenue Bond, 5.625%,
   4/1/2009                                                200,000   204,456

UTAH - 4.2%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009       250,000   252,520
Nebo School District, G.O. Bond, 6.00%, 6/15/2018          450,000   461,403
                                                                     713,923

VIRGINIA - 2.8%
Franklin County Capital Improvement , G.O. Bond,
   6.60%, 7/15/2013                                        250,000   272,720
Loudoun County, G.O. Bond, Series A, 4.50%, 10/1/1997      200,000   201,492
                                                                     474,212



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                          Principal Amount/      Value
                                                                Shares          (Note 2)

WASHINGTON - 4.2%
Kitsap County School District, G.O. Bond, 6.625%,
   12/1/2008                                              $          350,000  $   377,132
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                       230,000      230,635
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020                100,000       98,985
                                                                                  706,752

WISCONSIN - 1.9%
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001                300,000      315,678

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $15,660,961)                                               16,166,735

SHORT-TERM INVESTMENTS - 2.9%
   Dreyfus Municipal Reserves (Identified Cost $495,430)             495,430      495,430

TOTAL INVESTMENTS - 98.3%
(Identified Cost $16,156,391)                                                  16,662,165

OTHER ASSETS, LESS LIABILITIES - 1.7%                                             286,518

NET ASSETS - 100%                                                             $16,948,683




Key -
G.O. Bond - General Obligation Bond
Impt. - Improvement
Ref. - Referendum
Met. - Metropolitan



FEDERAL TAX INFORMATION:
At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $16,156,391 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost       $538,374

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value        (32,600)

UNREALIZED APPRECIATION - NET                             $505,774

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities




DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $16,156,391)(Note 2)  $16,662,165
Interest receivable                                              255,833
Receivable for fund shares sold                                   53,120
Prepaid expense                                                      116

TOTAL ASSETS                                                  16,971,234


LIABILITIES:

Accrued management fees (Note 3)                                   7,063
Accrued Directors' fees (Note 3)                                   1,661
Audit fee payable                                                 13,666
Other payables and accrued expenses                                  161

TOTAL LIABILITIES                                                 22,551

NET ASSETS FOR 1,655,972 SHARES
   OUTSTANDING                                               $16,948,683

NET ASSETS CONSIST OF:

Capital stock                                                $    16,559
Additional paid-in-capital                                    16,399,431
Undistributed net investment income                               35,290
Accumulated net realized loss on investments                      (8,371)
Net unrealized appreciation on investments                       505,774

TOTAL NET ASSETS                                             $16,948,683

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($16,948,683/ 1,655,972 shares)                           $     10.23



The accompanying notes are an integral part of the financial statements.

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                 $766,794

EXPENSES:

Management fees (Note 3)                                   74,427
Directors' fees (Note 3)                                    6,750
Transfer agent fees (Note 3)                                3,572
Audit fee                                                  12,456
Custodian fee                                               3,500
Registration & filing fees                                  1,413
Miscellaneous                                               2,753

Total Expenses                                            104,871

NET INVESTMENT INCOME                                     661,923

REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS:

Net realized loss on investment (identified cost basis)       (92)
Net change in unrealized appreciation on investments      (77,279)

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                         (77,371)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $584,552






The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $       661,923   $       453,193
Net realized loss on investments                                    (92)           (6,797)
Net change in unrealized appreciation on investments            (77,279)        1,031,995

Net increase in net assets from operations                      584,552         1,478,391


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (634,484)         (453,725)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase from capital share transactions (Note 5)         4,546,467         2,946,569

Net increase in net assets                                    4,496,535         3,971,235

NET ASSETS:

Beginning of period                                          12,452,148         8,480,913

End of period (including undistributed net investment
   income of $35,290 and $7,877, respectively)          $    16,948,683   $    12,452,148



The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                                                          For the Period
                                                                                                             2/14/94
                                                                         For the Year    For the Year    (commencement of
                                                                            Ended           Ended          operations)
                                                                           12/31/96        12/31/95        to 12/31/94
Per share data (for a share outstanding throughout
each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                                  $       10.32   $        9.26   $           10.00

Income from investment operations:
   Net investment income                                                        0.434           0.428               0.210
   Net realized and unrealized gain (loss)
      on investments                                                           (0.104)          1.062              (0.749)

Total from investment operations                                                0.330           1.490              (0.539)

Less distributions to shareholders:
   From net investment income                                                  (0.420)         (0.430)             (0.201)

NET ASSET VALUE - END OF PERIOD                                         $       10.23   $       10.32   $            9.26

Total return: 1                                                                  3.33%          16.29%             (5.39)%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                                     0.70%           0.79%         0.85%(2)(3)
    Net investment income                                                        4.44%           4.52%         3.71%(2)(3)

Portfolio turnover                                                                  2%              5%                  4%

NET ASSETS - END OF PERIOD (000'S OMITTED)                              $      16,949   $      12,452   $           8,481


1  Represents aggregate total return for the period indicated.
2  Annualized.
3  The investment advisor waived a portion of its management fee.
If the full fee had been incurred by the Fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows: Expenses - 1.29%; Net investment income - 3.27%.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

          Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Class
 R Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal

Notes to Financial Statements

     Federal Income Taxes (continued)

 income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,371. Of this amount, $889 will expire on December
31, 2002, $7,390 will expire on December 31, 2003 and $92 will expire on December 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

       Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.


        The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1996.

     OTHER

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $74,427 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. The fee waiver and assumption of expenses by the Advisor is voluntary and may be determinated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $3,572 for the year ended December 31, 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $4,563,432 and $297,922, respectively, for the year ended December 31, 1996.

NOTES TO FINANCIAL STATEMENTS

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Diversified Tax Exempt Series were:




              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95

                 Shares          Amount         Shares         Amount

Sold                535,294   $ 5,427,100          330,682   $3,323,798
Reinvested           60,908       612,628           43,117      433,995
Repurchased        (147,335)   (1,493,261)         (82,916)    (811,224)
             ---------------  ------------  ---------------  -----------
Total               448,867   $ 4,546,467          290,883   $2,946,569




6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1996.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- DIVERSIFIED TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Diversified Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Diversified Tax Exempt Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

Ohio Tax Exempt Series

Annual Report

December 31, 1996



Management Discussion and Analysis

     Dear Shareholders:

     A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short-term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential
election.   Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will
be  remembered  as  1996.    We would like to point out, however, that it is
short-term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long_term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

     A GROWTH AND INFLATION SCARE:

       At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non-existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

        Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in
fixed  income  securities.    Speculators  were  borrowing  Japanese  yen at
extraordinarily  low  Japanese  short-term  interest  rates  (0.3% to 0.5%), converting  the  yen  into  U.S. dollars, and investing the proceeds in U.S.
assets.    As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite
well.    Unfortunately,  once  the tide began to turn (i.e.,  people thought
Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

     As spring began, the bond markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye-popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to
emerge.    Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long-term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

     In the near-term, no one likes to see rising interest rates, but over the longer-term, if one expects inflation to remain under control, rising
interest rates can create compelling fixed income buying opportunities.   In
the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

     THE ELECTION:

       As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

     Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax
cuts.   It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction. That bodes well for all fixed income markets, including munis.

       Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in
ten.    Beyond  that,  we  have  had  a  presidential  campaign in which the
Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

     1997 AND BEYOND:

     At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long-term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer-term, non-callable securities to provide strong investment returns. The short-term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long-term overview. In essence, 1996 was a small piece of the big picture.

          Manning & Napier weighted the portfolio toward the longer end of the
maturity  spectrum.   During the first half of 1996 when interest rates were
rising,  that  weighting  was  amplified.    An  emphasis was also placed on
non-callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds
and  pre-refunded  bonds.   Revenue bonds were restricted primarily to those
that  were  backed by necessary services.   We believe that the bumps in the
road in 1996 have set the stage for a solid turnaround in 1997.

     CONCLUSION:

          While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter-term in nature. Speculative excesses, a cyclical growth scare and the associated inflation
worries,    and  the uncertainty associated with an election all combined to
push  interest  rates  higher.    It  is  also  worthwhile  to note that the
shorter-term problems that plagued 1996 are needed to create the quality longer-term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition** - As of 12/31/96

General Obligation Bonds - 63%
Revenue Bonds - 32%
Pre-Refunded Bonds - 5%

**As a percentage of municipal securities.

<graphic>
<pie chart>

Data for chart to follow:






Quality Ratings * -As of 12/31/96

Aaa                                                                  90%
Aa                                                                    5%
A                                                                     3%
Not Rated                                                             2%

*  Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1996






            Manning & Napier Fund, Inc.
               Ohio Tax Exempt Series

                                          Total Return
Through     Growth of $10,000                            Average
12/31/96    Investment                    Cumulative     Annual

One Year    $          10,316                  3.16%     3.16%
Inception2  $          11,331                 13.31%     4.43%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
                                            Growth of $10,000                  Average
Through                                     Investment          Cumulative     Annual
12/31/96
One Year                                    $           10,464          4.64%     4.64%
Inception2                                  $           11,520         15.20%     5.03%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio
Tax Exempt Series from its inception
(2/14/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1
<graphic>
<line chart>

Data for chart to follow:







Date      Manning & Napier Ohio  Merrill Lynch Intermediate
            Tax Exempt Series         Municipal Index

01/17/94                 10,000                      10,000
06/30/94                  9,540                       9,652
12/31/94                  9,377                       9,709
06/30/95                 10,288                      10,478
12/31/95                 10,985                      11,009
06/30/96                 10,828                      11,068
12/31/96                 11,331                      11,520



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                             Principal     Value
                                                               Amount    (Note 2)
OHIO MUNICIPAL SECURITIES - 97.5%

Akron Bath Copley Joint Twnshp. Childrens Hos. Med.
   Ctr., Revenue Bond, 7.45%, 11/15/2020                     $   50,000  $ 56,389
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001                   65,000    63,896
Akron Waterworks, Revenue Management Bond, 5.70%
   3/1/2007                                                     100,000   105,089
Allen County, G.O. Bond, 5.30%, 12/1/2007                       100,000   101,937
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
   12/1/2012                                                     50,000    50,332
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                           60,000    62,636
Avon Lake, G.O. Bond, 6.00%,12/1/2009                            40,000    41,789
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014           60,000    62,139
Belmont County, G.O. Bond, 5.15%, 12/1/2010                     100,000    99,163
Bexley City School District, G.O. Bond, 6.50%, 12/1/2016         20,000    22,170
Cincinnati, G.O. Bond, 4.60%,12/1/2003                           50,000    50,071
Clermont County Hospital Facilities Mercy Health Care
   System, Revenue Bond, Series A, 7.625%, 1/1/2015              25,000    26,439
Cleveland City School District, G.O. Bond, 5.875%,
   12/1/2011                                                    125,000   128,291
Cleveland Public Power System Improvement, Revenue
   Bond, 1st Mtg., 8.375%, 8/1/2017                              50,000    52,368
Cleveland Waterworks Revenue Ref. & Impt. - First Meeting,
   Revenue Bond, Series H, 5.50%, 1/1/2010                      170,000   172,807
Cleveland Waterworks, Revenue Bond, 1st Mtg., Series G,
   5.50%, 1/1/2013                                              100,000   101,491
Columbus Limited Tax, G.O. Bond, Series A, 4.85%,
   7/1/2004                                                      50,000    50,817
Columbus, G.O. Bond, Series B, 6.10%, 1/1/2003                  100,000   108,496
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                  50,000    51,779
Crawford County, G.O. Bond, 6.75%, 12/1/2019                    175,000   196,688
Cuyahoga County, G.O. Bond, Series A, 4.30%,
   10/1/1999                                                     50,000    50,164
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                      75,000    82,616
Delaware City School District, Construction & Impt.,
   G.O. Bond, Series B, 5.20%, 12/1/2016                        100,000    95,115
Fairfield County Hospital Impt., Lancaster-Fairfield
   Community Hospital, Revenue Bond, 7.00%, 6/15/2012            50,000    55,944
Findlay Water, Revenue Bond, 5.45%, 11/1/2008                   100,000   102,178


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                           Principal     Value
                                                             Amount    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Franklin County, G.O. Bond, 4.95%, 12/1/2004               $   50,000  $ 51,115
Franklin County, G.O. Bond, 5.50%, 12/1/2013                  100,000   101,048
Gahanna-Jefferson City School District, G.O. Bond,
   4.75%, 12/1/1999                                            50,000    50,801
Green Local School District - Summit, G.O. Bond,
   5.20%, 12/1/2003                                            75,000    77,556
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                   30,000    29,363
Hamilton County Building Impt. - Museum Center,
   G.O. Bond, 5.85%, 12/1/2001                                 50,000    53,150
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 4.75%, 12/1/2000          50,000    50,837
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 5.00%, 12/1/2014         125,000   118,338
Hilliard School District, G.O. Bond, 6.35%, 12/1/2003          60,000    66,091
Hilliard School District, G.O. Bond, Series A, 5.00%,
   12/1/2020                                                  225,000   209,556
Huber Heights Water Systems, Revenue Bond, 5.25%,
   12/1/2007                                                  200,000   204,836
Kettering City School District  School Impt., G.O. Bond,
   5.30%, 12/1/2014                                           125,000   123,006
Kettering City School District, G.O. Bond, 4.85%,
   12/1/2006                                                   40,000    39,961
Kettering City School District, G.O. Bond, 5.25%,
   12/1/2022                                                   60,000    57,380
Kings Local School District, G.O. Bond, 5.50%,
   12/1/2021                                                  115,000   113,155
Lakewood City School District, G.O. Bond, 5.55%,
   12/1/2013                                                  100,000   100,975
Lakota Local School District, G.O. Bond, 5.75%,
   12/1/2006                                                   50,000    53,038
Lakota Local School District, G.O. Bond, 7.00%,
   12/1/2008                                                  100,000   117,492
Lakota Local School District, G.O. Bond, 7.90%,
   12/1/2011                                                   45,000    48,274
Lorain Water System, Revenue Bond, 4.75%, 4/1/2005            125,000   124,822
Mahoning County Limited Tax, G.O. Bond, 5.65%,
   12/1/1998                                                   20,000    20,617


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                             Principal     Value
                                                               Amount    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Mahoning County, G.O. Bond, 5.70%, 12/1/2006                 $  100,000  $105,807
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                    150,000   156,204
Mason City School District, G.O. Bond, 5.00%, 12/1/2007         120,000   119,995
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                    65,000    66,457
Montgomery County, Moraine-Beaver Creek Sewers,
   Revenue Bond, 5.60%, 9/1/2011                                100,000   101,547
North Canton City School District, G.O. Bond, 5.85%,
   12/1/2007                                                     40,000    42,625
North Olmstead, G.O. Bond, 6.20%, 12/1/2011                     200,000   219,474
Northeast Ohio Regional Sewer District Waste & Water
   Impt., Revenue Bond, 6.50%, 11/15/2016                       100,000   109,968
Northwood Local School District, G.O. Bond, 5.55%,
   12/1/2006                                                     65,000    68,808
Northwood Local School District, G.O. Bond, 6.20%,
   12/1/2013                                                     40,000    42,620
Ohio, G.O. Bond, 6.50%, 8/1/2011                                 50,000    53,668
Ohio Building Authority, Local Jail Grant, Revenue Bond,
   Series A, 4.65%, 10/1/2005                                    50,000    49,241
Ohio Building Authority, State Facilities - Administration
   Building, Revenue Bond, 5.50%, 10/1/2005                      50,000    52,400
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019                      100,000   101,958
Ohio Public Facilities, Higher Education, Revenue Bond,
   Series II-A, 4.25%, 12/1/2002                                 50,000    49,055
Ohio Turnpike, Revenue Bond, Series A, 5.40%, 2/15/2009         250,000   253,618
Ohio Water Development Authority Ref. & Impt. - Pure
   Water, Revenue Bond, 5.75%, 12/1/2005                         60,000    63,674
Ohio Water Development Authority Pure Water, Revenue
   Bond, Series I, 6.00%, 12/1/2016                              40,000    41,131
Ohio Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014                     100,000    96,507
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                        30,000    31,444
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019                                 150,000   145,854
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013                                              50,000    51,545
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                                    175,000   191,726


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                             Principal        Value
                                                           Amount/Shares    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Rocky River City School District, G.O. Bond, Series A,
   6.375%, 12/1/1998                                       $       25,000  $   26,125
Rocky River City School District, G.O. Bond, Series A,
   6.90%, 12/1/2011                                                50,000      55,465
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
   5.30%, 10/1/2012                                               110,000     108,490
South-Western City School District, Franklin & Pickway
   Counties G.O. Bond, 4.80%, 12/1/2006                           100,000      99,032
Stark County Hospital, Doctors Hospital, Inc., Revenue
   Bond, 8.625%, 4/1/2018                                          30,000      32,269
Stark County, G.O. Bond, 5.70%, 11/15/2017                        100,000     100,893
Summit County, G.O. Bond, 5.75%, 12/1/2008                        175,000     183,060
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017              185,000     198,738
Toledo, G.O. Bond, 5.95%,12/1/2015                                175,000     181,682
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                      100,000     106,470
Warren, G.O. Bond, 5.20%,11/15/2013                                50,000      51,779
Warren County Waterworks, Revenue Bond, 6.00%,
   12/1/2014                                                      100,000     104,268
Warren County Waterworks, Revenue Bonds, 5.45%,
   12/1/2015                                                      140,000     136,605
Wood County, G.O. Bond, 5.40%,12/1/2013                            50,000      50,138
Youngstown, G.O. Bond, 6.125%,12/1/2014                            50,000      52,792

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $7,266,606)                                             7,505,347

SHORT-TERM INVESTMENTS - 1.7%
   Dreyfus Municipal Reserves (Identified Cost $128,772           128,772     128,772

TOTAL INVESTMENTS - 99.2%
   (Identified Cost $7,395,378)                                             7,634,119

OTHER ASSETS, LESS LIABILITIES - 0.8%                                          63,436

NET ASSETS - 100%                                                           7,697,555


Key -
G.O. Bond - General Obligation Bond
Ref.. - Referendum
Impt. - Improvement

The accompanying notes are an integral part of the financial statements.

Federal Tax Information






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $7,395,378 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $258,804

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (20,063)

UNREALIZED APPRECIATION - NET                                                       $238,741



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $7,395,378)(Note 2)  $7,634,119
Interest receivable                                             62,642
Receivable for fund shares sold                                 25,460
Prepaid expense                                                    265

TOTAL ASSETS                                                 7,722,486


LIABILITIES:

Accrued management fees (Note 3)                                 8,382
Accrued Directors' fees (Note 3)                                 1,662
Audit fee payable                                               13,666
Other payables and accrued expenses                              1,221

TOTAL LIABILITIES                                               24,931

NET ASSETS FOR 756,391 SHARES OUTSTANDING                   $7,697,555


NET ASSETS CONSIST OF:

Capital stock                                               $    7,564
Additional paid-in-capital                                   7,449,142
Undistributed net investment income                              2,108
Net unrealized appreciation on investments                     238,741

TOTAL NET ASSETS                                            $7,697,555

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($7,697,555/756,391 shares)                                 $    10.18



The accompanying notes are an integral part of the financial statements.

Statement of Operations




FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $363,824

EXPENSES:

Management fees (Note 3)                                    34,563
Directors' fees (Note 3)                                     6,750
Transfer agent fees (Note 3)                                 1,664
Audit fee                                                   11,909
Custodian fee                                                3,500
Miscellaneous                                                1,892

Total Expenses                                              60,278

Less Waiver of Expenses (Note 3)                            (1,181)

Net Expenses                                                59,097

NET INVESTMENT INCOME                                      304,727

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     3,259
Net change in unrealized appreciation on investments       (51,282)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                           (48,023)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $256,704



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets





                                                                       For the Year      For the Year
                                                                      Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                                $       304,727   $       213,139
Net realized gain (loss) on investments                                        3,259              (667)
Net change in unrealized appreciation on investments                         (51,282)          507,287

Net increase in net assets from operations                                   256,704           719,759


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                  (303,669)         (215,626)
From net realized gain on investments                                         (1,397)               --

Total distributions to shareholders                                         (305,066)         (215,626)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share transactions (Note 5)        1,602,341         1,738,597
Net increase in net assets                                                 1,553,979         2,242,730

NET ASSETS:

Beginning of period                                                        6,143,576         3,900,846

End of period (including undistributed net investment
   income of $2,108 and $1,076, respectively)                        $     7,697,555   $     6,143,576



The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                                                 For the Period
                                                                                                    2/14/94
                                                                                                 (commencement
                                                              For the Year      For the Year     of operations)
                                                             Ended 12/31/96    Ended 12/31/95     to 12/31/94

Per share data (for a share outstanding throughout each period)

NET ASSET VALUE - BEGINNING  OF PERIOD                      $         10.31   $          9.18   $         10.00

Income from investment operations:
   Net investment income                                              0.439             0.419             0.205
   Net realized and unrealized gain (loss)
      on investments                                                 (0.129)            1.136            (0.828)

Total from investment operations                                      0.310             1.555            (0.623)

Less distributions to shareholders:
   From net investment income                                        (0.438)           (0.425)           (0.197)
   From net realized gain on investments                             (0.002)               --                --

Total distributions to shareholders                                  (0.440)           (0.425)           (0.197)

NET ASSET VALUE - END OF PERIOD                             $         10.18   $         10.31   $          9.18

Total return:(1)                                                       3.15%            17.14%           (6.23)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                        0.85%**           0.85%**          0.85%*(2)
    Net investment income                                           4.40%**           4.50%**          4.03%*(2)

Portfolio turnover                                                        2%                1%                2%

NET ASSETS - END OF PERIOD (000's omitted)                  $         7,698   $         6,144   $         3,901

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.

** The investment advisor waived a portion of its management fee.

If these expenses had been incurred by the Fund in either
 instance above, the net investment income per share and the ratios would have been as follows:

Net Investment Income                                       $         0.437   $         0.411   $         0.141
Ratios (to average net assets):
   Expenses                                                            0.87%             0.94%          2.07%(2)
   Net investment income                                               4.38%             4.41%          2.81%(2)

1 Total return represents aggregate total return for the period indicated.
2  Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

        Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Class Q Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Funds Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

        Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends and 100% of its gains dividends as capital gain dividends for the year ended December 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses
during  the  reporting  period.    Actual  results  could  differ from those
estimates.


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $34,563 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $1,181, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,664 for the year ended December 31, 1996.
          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $1,751,540 and $123,530, respectively, for the year ended December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Ohio Tax Exempt Series were:




              For the Year                  For the Year
             Ended 12/31/96                Ended 12/31/95
                 Shares         Amount         Shares         Amount
             ---------------  -----------  ---------------  -----------

Sold                187,378   $1,880,010          163,241   $1,658,399
Reinvested           30,485      305,066           21,448      215,626
Repurchased         (57,415)    (582,735)         (13,614)    (135,428)
Total               160,448   $1,602,341          171,075   $1,738,597

Notes to Financial Statements


6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1996.

7.  CONCENTRATION OF CREDIT

        The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- OHIO TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Ohio Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Ohio Tax Exempt Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Annual Report
December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

     A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short-term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential
election.   Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will
be  remembered  as  1996.    We would like to point out, however, that it in
short-term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

     A GROWTH AND INFLATION SCARE:

       At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non-existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

        Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in
fixed  income  securities.    Speculators  were  borrowing  Japanese  yen at
extraordinarily  low  Japanese  short-term  interest  rates  (0.3% to 0.5%), converting  the  yen  into  U.S. dollars, and investing the proceeds in U.S.
assets.    As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite
well.    Unfortunately,  once  the tide began to turn (i.e.,  people thought
Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

     As spring began, the bond markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye-popping 705,000 at the time of the first
release.    Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to
emerge.    Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long-term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

     In the near-term, no one likes to see rising interest rates, but over the longer-term, if one expects inflation to remain under control, rising
interest rates can create compelling fixed income buying opportunities.   In
the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

     THE ELECTION:

       As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

     Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax
cuts.   It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction. That bodes well for all fixed income markets, including munis.

       Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in
ten.    Beyond  that,  we  have  had  a  presidential  campaign in which the
Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

     1997 AND BEYOND:

     At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long-term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer-term, non-callable securities to provide strong investment returns. The short-term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long-term overview. In essence, 1996 was a small piece of the big picture.

          Manning & Napier weighted the portfolio toward the longer end of the
maturity  spectrum.   During the first half of 1996 when interest rates were
rising,  that  weighting  was  amplified.    An  emphasis was also placed on
non-callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds
and  pre-refunded  bonds.   Revenue bonds were restricted primarily to those
that  were  backed by necessary services.   We believe that the bumps in the
road in 1996 have set the stage for a solid turnaround in 1997.

     CONCLUSION:

          While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter-term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to
push  interest  rates  higher.    It  is  also  worthwhile  to note that the
shorter-term problems that plagued 1996 are needed to create the quality longer-term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long-term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition** - As of 12/31/96

General Obligation Bonds - 70%
Revenue Bonds - 24%
Pre-Refunded Bonds - 6%

**As a percentage of municipal securities.

<graphic>
<pie chart>
Data for chart to follow:






Quality Ratings* - As of 12/31/96

Aaa                                                                82%
Aa                                                                 15%
A                                                                   3%

* Using Mood's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1996







Manning & Napier Fund, Inc.
New York Tax Exempt Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/96                     Investment          Cumulative     Annual

One Year                     $           10,332          3.32%     3.32%
Inception 2                  $           11,243         12.43%     4.04%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
Through                                     Growth of $10,000                  Average
12/31/96                                    Investment          Cumulative     Annual

One Year                                    $           10,464          4.64%     4.64%
Inception 2                                 $           11,532         15.32%     4.93%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York
Tax Exempt Series from its inception
(1/17/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

<graphic>
<line chart>
Data for chart to follow:






Date      Manning & Napier New York  Merrill Lynch Intermediate Municipal
              Tax Exempt Series                     Index

01/17/94                     10,000                                10,000
06/30/94                      9,460                                 9,662
12/31/94                      9,318                                 9,719
06/30/95                     10,202                                10,489
12/31/95                     10,882                                11,020
06/30/96                     10,733                                11,080
12/31/96                     11,243                                11,532



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES - 95.5%

Albany City School District, G.O. Bond, 4.35%,
   2/1/2001                                           $  475,000  $473,437
Albany City School District, G.O. Bond, 4.35%,
   2/1/2002                                              150,000   148,728
Albany County, G.O. Bond, 5.75%, 6/1/2010                200,000   206,744
Amherst Public Improvement, G.O. Bond, 4.625%,
   3/1/2004                                              250,000   249,382
Amherst Public Improvement, G.O. Bond, 4.625%,
   3/1/2007                                              200,000   194,844
Battery Park City Authority, Revenue Bond, 7.70%,
   5/1/2015                                              500,000   548,840
Bayport-Blue Point Union Free School District, G.O.
   Bond, 5.60%, 6/15/2012                                250,000   257,195
Brighton Central School District, G.O. Bond,
   5.40%, 6/1/2012                                       250,000   250,748
Brockport Central School District, G.O. Bond,
   5.50%, 6/15/2015                                      300,000   300,648
Broome County Public Safety, Certificate
   Participation, 5.00%, 4/1/2006                        250,000   252,378
Buffalo General Improvement, G.O. Bond, Series A,
   4.75%, 2/1/2004                                       500,000   502,070
Buffalo Schools, G.O. Bond, Series B, 5.05%,
   2/1/2009                                              250,000   246,655
Buffalo, G.O. Bond, 5.00%, 12/1/2009                     150,000   147,890
Cattaraugus County Public Improvement, G.O. Bond,
   5.00%, 8/1/2007                                       300,000   303,183
Colonie, G.O. Bond, 5.20%, 8/15/2008                     100,000   101,610
Cortlandville, G.O. Bond, 5.40%, 6/15/2013               155,000   155,817
East Hampton, G.O. Bond, 4.625%, 1/15/2007               175,000   170,135
East Hampton, G.O. Bond, 4.625%, 1/15/2008               175,000   167,475
Ellenville Central School District, G.O. Bond,
   5.375%, 5/1/2009                                      210,000   216,735
Erie County Public Improvement, G.O. Bond,
   5.80%, 1/15/2003                                      230,000   245,516
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009       100,000   102,881
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025       400,000   392,656


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                       Principal     Value
                                                         Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Fillmore Central School District, G.O. Bond, 5.25%,
   6/15/2015                                           $  300,000  $293,064
Gloversville City School District, G.O. Bond, 5.00%,
   6/15/2005                                              350,000   356,513
Greene Central School District, G.O. Bond, 5.25%,
   6/15/2012                                              195,000   194,177
Guilderland School District, G.O. Bond, 4.75%,
   6/15/1998                                              130,000   131,786
Guilderland School District, G.O. Bond, 4.90%,
   6/15/2008                                              370,000   362,437
Hamburg Central School District, G.O. Bond,
   5.375%, 6/1/2014                                       600,000   596,952
Hempstead Town, G.O. Bond, Series B, 5.625%,
   2/1/2010                                               200,000   206,402
Holland Central School District, G.O. Bond,
   6.125%, 6/15/2010                                      245,000   264,120
Huntington, G.O. Bond, 5.875%, 9/1/2009                   250,000   263,062
Huntington, G.O. Bond, 5.90%, 1/15/2007                   300,000   322,869
Indian River Central School District, G.O. Bond,
     Second Series, 4.30%, 12/15/2003                     475,000   469,623
Irvington Union Free School District, G.O. Bond,
    Series B, 5.10%, 7/15/2005                            275,000   281,105
Jamesville-Dewitt Central School District, G.O.
    Bond, 5.75%, 6/15/2009                                420,000   446,124
Jordan-El Bridge Central School District, G.O. Bond,
     5.875%, 6/15/2008                                    500,000   535,365
Kingston City School District, Series B,  6.80%,
   12/15/1997                                             100,000   103,029
Le Roy Central School District, G.O. Bond, 0.10%,
   6/15/2008                                              350,000   195,856
Middletown City School District, G.O. Bond, Series
     A, 5.50%, 11/15/2005                                 175,000   184,662
Monroe County Public Improvement - Prerefunded,
     G.O. Bond, 6.00%, 3/1/2002                            95,000   101,755
Monroe County Public Improvement - Prerefunded,
    G.O. Bond, 6.10%, 6/1/2015                             20,000    22,184


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Monroe County Public Improvement - Unrefunded
     Balance, G.O. Bond, 6.00%, 3/1/2002              $  405,000  $433,605
Monroe County Public Improvement - Unrefunded
     Balance, G.O. Bond, 6.10%, 6/1/2015                 180,000   188,924
Monroe County Public Improvement, G.O. Bond,
   4.90%, 6/1/2005                                       250,000   252,395
Monroe County Water Authority, Revenue Bond,
     Series B, 5.25%, 8/1/2011                           500,000   492,970
Monroe County Water Improvement, G.O. Bond,
   5.25%, 2/1/2017                                       320,000   310,330
Nassau County, G.O. Bond, Series A, 4.00%,
   5/1/1999                                              100,000    99,819
Nassau County, G.O. Bond, Series S, 5.00%,
   3/1/2005                                              300,000   305,415
New Castle, G.O. Bond, 4.75%, 6/1/2010                   450,000   423,545
New Rochelle City School District, G.O. Bond,
   Series A, 4.30%, 2/1/2003                             500,000   492,100
New Rochelle, G.O. Bond, Series C, 6.20%,
   3/15/2007                                             175,000   192,698
New York City Municipal Water Authority, Revenue
    Bond, Series B, 5.00%, 6/15/2003                     400,000   403,524
New York City Municipal Water Authority, Revenue
     Bond, Series B, 5.375%, 6/15/2019                   250,000   238,555
New York City Municipal Water, Finance Authority,
    Revenue Bond, Series B, 5.50%, 6/15/2019             200,000   195,954
New York City, G.O. Bond, Series A, 8.75%,
   11/1/2016                                             250,000   264,260
New York City, G.O. Bond, Series K, 5.50%,
   4/1/2007                                              500,000   513,760
New York Government Assistance Corp., Revenue
     Bond, Series A, 5.90%, 4/1/2013                     500,000   517,525
New York Government Assistance Corp., Revenue
     Bond, Series A, 6.00%, 4/1/2024                     250,000   255,345
New York State Dorm Authority, Columbia University,
    Revenue Bond, 4.40%, 7/1/1997                        125,000   125,607


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                         Principal     Value
                                                           Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Environmental Facilities Corp.
    Pollution Control, Revenue Bond, Series A, 4.65%,
    6/15/2007                                            $  250,000  $241,948
New York State Environmental Facilities Corp.
    Pollution Control, Revenue Bond, Series A,
    5.20%, 6/15/2015                                        250,000   242,437
New York State Environmental Pollution Control,
    Revenue Bond, Pooled LN-B, 6.65%, 9/15/2013             500,000   547,750
New York State Housing Finance Agency, State
    University Construction, Revenue Bond, Series A,
    8.00%, 5/1/2011                                         250,000   307,780
New York State Medical Care Facility, Financial
     Agency, Revenue Bond, 7.75%, 2/15/2020                 380,000   424,870
New York State Mortgage Agency, Homeowners
    Mortgage, Revenue Bond, Series 31A, 5.375%,
   10/1/2017                                                500,000   476,820
New York State Power Authority, Revenue Bond,
    Series CC, 4.80%, 1/1/2005                              250,000   250,000
New York State Power Authority, Revenue Bond,
    Series CC, 5.00%, 1/1/2014                              500,000   468,420
New York State Power Authority, Revenue Bond,
     Series CC, 5.25%, 1/1/2018                             250,000   236,035
New York State Thruway Authority, Highway &
    Bridge, Revenue Bond, Series B, 5.75%, 4/1/2006         100,000   106,482
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023                             1,020,000   988,482
New York State Thruway Authority, Revenue Bond,
     Series B, 4.90%, 1/1/2007                              450,000   445,028
New York State Urban Development Correctional
    Capital Facilities, Revenue Bond, Series A, 5.25%,
    1/1/2014                                                500,000   490,635
New York State Urban Development, Corp.
    Correctional Facility, Revenue Bond, Series G,
    7.00%, 1/1/2017                                          50,000    54,761
New York State Urban Development, Revenue
    Bond, 5.375%, 7/1/2022                                  400,000   388,388


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York, G.O. Bond, 8.00%, 3/15/2016                 $  500,000  $561,820
Niagara County, G.O. Bond, Series B, 5.20%,
    1/15/2011                                            400,000   395,596
Niagara County, G.O. Bond, 5.90%, 7/15/2014              350,000   361,953
North Hempstead, G.O. Bond, Series B, 5.90%,
    4/1/2004                                             300,000   323,214
North Hempstead, G.O. Bond, Series C, 4.90%,
    8/1/2006                                             300,000   301,497
North Syracuse Central School District, G.O. Bond,
    5.50%, 6/15/2011                                     295,000   299,555
Onondaga County, G.O. Bond, 5.85%, 2/15/2002             300,000   318,285
Penfield Central School District, G.O. Bond, 5.20%,
    6/15/2010                                            560,000   561,562
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011        150,000   153,080
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012        350,000   355,600
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006         250,000   247,055
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020         250,000   234,823
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022          95,000    88,879
Rome, G.O. Bond, 5.20%, 12/1/2010                        390,000   387,617
Sands Point, G.O. Bond, 6.70%, 11/15/2014                700,000   765,548
Schenectady, G.O. Bond, 4.55%, 10/1/2002                 200,000   200,842
South County Central School District Brookhaven,
   G.O. Bond, 5.50%, 9/15/2007                           380,000   394,877
Steuben County Public Improvement, G.O. Bond,
    5.60%, 5/1/2006                                      500,000   521,035
Suffolk County Water Authority, Revenue Bond,
    5.10%, 6/1/2009                                      250,000   249,830
Suffolk County Water Authority, Revenue Bond,
    7.375%, 6/1/2012                                     500,000   539,010
Suffolk County, G.O. Bond, Series G, 5.40%,
    4/1/2013                                             400,000   393,172
Sullivan County Public Improvement, G.O. Bond,
    4.375%, 3/15/2001                                    300,000   298,332
Sullivan County Public Improvement, G.O. Bond,
    5.125%, 3/15/2013                                    330,000   318,493
Three Village Central School District, G.O. Bond,
    5.375%, 6/15/2007                                    230,000   238,087


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996




                                                    Principal      Value
                                                      Amount      (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Tioga County Public Improvement, G.O. Bond,
    5.25%, 3/15/2005                                $  250,000  $   257,073
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2011                                          135,000      138,110
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2013                                          300,000      304,821
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2014                                          300,000      304,404
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 3.65%, 1/1/1998                    250,000      250,235
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 5.00%, 1/1/2012                    500,000      473,710
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 6.50%, 1/1/2004                    200,000      216,464
Triborough Bridge & Tunnel Authority - General
    Purpose,  Revenue Bond, 5.00%, 1/1/2017            250,000      228,995
Tri-Valley Central School District, G.O. Bond,
    5.60%, 6/15/2008                                   120,000      125,185
Westchester County, G.O. Bond, Series A, 4.75%,
    12/15/2008                                         250,000      243,325
Westchester County, G.O. Bond, Series A, 4.75%,
    12/15/2009                                         250,000      239,940
Westchester County, G.O. Bond, Series B, 4.30%,
    12/15/2010                                         215,000      192,917
Westchester County, G.O. Bond, Series B, 4.30%,
    12/15/2011                                         100,000       88,715
White Plains, G.O. Bond, 4.50%, 9/1/2005               180,000      177,577
White Plains, G.O. Bond, 4.50%, 9/1/2007               315,000      302,586
William Floyd Union Free School District, G.O.
    Bond, 5.70%, 6/15/2008                             405,000      425,517
Williamsville Central School District, G.O. Bond,
    5.375%, 5/1/2004                                   800,000      836,648

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $35,270,025)                                 35,658,803



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                                Value
                                                   Shares      (Note 2)


SHORT-TERM INVESTMENTS - 3.1%
   Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $1,143,651)              1,143,651  $ 1,143,651

TOTAL INVESTMENTS - 98.6%
   (Identified Cost $36,413,676)                              36,802,454

OTHER ASSETS, LESS LIABILITIES - 1.4%                            522,424

NET ASSETS - 100%                                            $37,324,878



Key -

G.O. Bond - General Obligation Bond
Rev. Bond - Revenue Bond






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $36,413,676 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 659,953

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (271,175)

UNREALIZED APPRECIATION - NET                                                       $ 388,778



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $36,413,676)(Note 2)  $36,802,454
Interest receivable                                              491,234
Receivable for fund shares sold                                   65,000
Prepaid expense                                                    1,157

TOTAL ASSETS                                                  37,359,845

LIABILITIES:

Accrued management fees (Note 3)                                  15,627
Accrued Directors' fees (Note 3)                                   1,661
Transfer agent fees payable (Note 3)                                 750
Audit fee payable                                                 13,666
Custodian fees payable                                               251
Other payables and accrued expenses                                3,012

TOTAL LIABILITIES                                                 34,967

NET ASSETS FOR  3,741,281 SHARES
   OUTSTANDING                                               $37,324,878

NET ASSETS CONSIST OF:

Capital stock                                                $    37,413
Additional paid-in-capital                                    36,859,354
Undistributed net investment income                               59,777
Accumulated net realized loss on investments                     (20,444)
Net unrealized appreciation on investments                       388,778

TOTAL NET ASSETS                                             $37,324,878

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($37,324,878 / 3,741,281 shares)                           $      9.98



The accompanying notes are an integral part of the financial statements.

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $1,612,600

EXPENSES:

Management fees (Note 3)                                     160,913
Directors' fees (Note 3)                                       6,750
Transfer agent fees (Note 3)                                   7,724
Audit fee                                                     12,640
Custodian fee                                                  6,536
Miscellaneous                                                    468

Total Expenses                                               195,031

NET INVESTMENT INCOME                                      1,417,569


REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investments (identified cost basis)        (335)
Net change in unrealized appreciation on investments        (217,088)

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                           (217,423)

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $1,200,146



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     1,417,569   $     1,003,236
Net realized loss on investments                                   (335)               (6)
Net change in unrealized appreciation (depreciation)
   on investments                                              (217,088)        2,511,379
Net increase in net assets from operations                    1,200,146         3,514,609

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,370,523)         (991,282)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase from capital share transactions (Note 5)         8,678,432         8,992,775

Net increase in net assets                                    8,508,055        11,516,102

NET ASSETS:

Beginning of period                                          28,816,823        17,300,721

End of period (including undistributed net investment
   income of $59,777 and $12,779, respectively)         $    37,324,878   $    28,816,823



The accompanying notes are an integral part of the financial statements.

Financial Highlights




                                                                                                For the Period
                                                                                                   1/17/94
                                                                                                (commencement
                                                             For the Year      For the Year     of operations)
                                                            Ended 12/31/96    Ended 12/31/95     to 12/31/94


Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                     $         10.07   $          8.98   $         10.00

Income from investment operations:
   Net investment income                                             0.422             0.404             0.338
   Net realized and unrealized gain (loss)
      on investments                                                (0.102)            1.086            (1.020)

Total from investment operations                                     0.320             1.490            (0.682)

Less distributions to shareholders:
   From net investment income                                       (0.410)           (0.400)           (0.338)

NET ASSET VALUE - END OF PERIOD                            $          9.98   $         10.07   $          8.98

Total return: (1)                                                     3.32%            16.78%           (6.82)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                          0.61%             0.65%         0.79% (2)
    Net investment income                                             4.41%             4.36%          3.82%(2)

Portfolio turnover                                                       6%                0%                6%

NET ASSETS - END OF PERIOD (000'S OMITTED)                 $        37,325   $        28,817   $        17,301

1 Total return represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

       New York Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Class P Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,444. Of this amount, $2,550 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, and $355 will expire on December 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

          The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses
during  the  reporting  period.    Actual  results  could  differ from those
estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $160,913 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $7,724 for the year ended December 31, 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $11,045,005 and $1,991,542, respectively, for the year ended December 31, 1996.

NOTES TO FINANCIAL STATEMENTS

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of New York Tax Exempt Series were:






              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95
                 Shares          Amount         Shares         Amount

Sold              1,002,977   $ 9,923,094          905,817   $8,705,001
Reinvested          137,887     1,351,346           99,114      973,495
Repurchased        (260,462)   (2,596,008)         (70,547)    (685,721)
Total               880,402   $ 8,678,432          934,384   $8,992,775



6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1996.

7.  CONCENTRATION OF CREDIT

        The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- NEW YORK TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- New York Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- New York Tax Exempt Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning $ Napier Fund, Inc.

Small Cap Series

Annual Report
December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

         The returns of the Small Cap Series in 1996 demonstrated how volatile this sector can be, but the Series ended a tough year with a solid return in the fourth quarter. As we discussed in the Semi-Annual Report dated June 30, 1996, the first half of the year was good both for small company stocks in general and for the Small Cap Series in particular. The stock market decline in early July hit this sector and the Series particularly hard, but performance improved significantly toward the end of the year. We believe that the small cap sector of the market continues to offer excellent
potential.    There  are  two main reasons for this belief: first, small cap stocks have provided higher returns than larger stocks historically; second, valuations of small cap stocks currently are low relative to those of larger stocks.

      In the 1995 Annual Report, we discussed our purchases of selected retail stocks late in the year. Our analysis showed that this sector as a whole was undervalued, and this presented an opportunity to purchase selected securities in this sector at attractive prices. After significant volatility early in the year, several of these holdings made strong contributions to the Series return late in the year. We have begun to sell some of these holdings recently as they have reached prices at which our analysis shows that the growth we expected has been achieved. At the end of the year, the retail sector accounted for 24% of the Series holdings.

          In the second half of 1996, several consumer software companies were added to the Series portfolio, and this sector now represents approximately
7%  of  the  portfolio.    This  sector  was  extremely strong in 1995, with
valuations at extreme levels. This led to a significant oversupply in 1996, driving many stocks down significantly. Indeed, several of the stocks we added were down over 50% from their highs at the time of purchase. We have invested in the companies which we believe will benefit from the consolidation we expect to see in this industry.

     In addition to always searching for promising additions to the Series, we continually reevaluate the holdings in the portfolio to assess their fit with our investment strategies. Stocks which no longer meet those strategies are sold. Conversely, stocks which have underperformed will not be sold if they
continue  to  meet  our  criteria.    One of the strengths of our investment
strategy is that it provides the patience which is often necessary to stick with good investments during temporary down periods. This strategy has been quite successful for our investors over time.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

Portfolio Composition* - As of 12/31/96
*As a percent of net assets.

<graphic>
<pie chart>

Data for chart to follow:

Retail - 24.0%
Software - 12.4%
Miscellaneous** - 11.4%
Fabricated Metal Products - 8.7%
Primary Metal Industries - 6.9%
Printing & Publishing - 4.8%
Health Services - 4.5%
Restaurants - 4.2%
Glass Products - 3.3%
Cash, short-term investments, and liabilities less other assets - 19.8%

**Miscellaneous includes:
Computer Equipment
Electronics & Electrical Equipment
Food & Beverages
Holding Companies
Optical Supplies
Plastic Products
Surgical & Medical Instruments

Performance Update as of December 31, 1996






Manning & Napier Fund, Inc. Small Cap Series

                                                                  Total Return
Through                                       Growth of $10,000                  Average
12/31/96                                      Investment          Cumulative     Annual

One Year                                      $           11,006         10.06%    10.06%
Inception 2                                   $           18,156         81.56%    13.60%









S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           20,206        102.06%    16.24%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap
Series from its current activation (4/30/92) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1

<graphic>
<line chart>
Data for chart to follow:






Date      Manning & Napier Small Cap Series  S&P 500 Total Return Index

04/30/92                             10,000                      10,000
12/31/92                             11,610                      10,725
12/31/93                             13,317                      11,799
12/31/94                             14,383                      11,959
12/31/95                             16,497                      16,437
06/30/96                             18,248                      18,093
12/31/96                             18,156                      20,206



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from April 30, 1992, the Fund's current activation date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996







                                                           Value
                                               Shares    (Note 2)

COMMON STOCK - 80.2%

COMPUTER EQUIPMENT - 1.3%
   Varitronix International Ltd. (Note 7)      725,000  $1,312,294

FABRICATED METAL PRODUCTS - 8.7%
   Keystone International, Inc.                214,100   4,308,762
   Material Sciences Corp.*                    250,000   4,500,000
                                                         8,808,762

FOOD & BEVERAGES - 2.1%
   Canandaigua Wine Company, Inc. - Class A*    75,000   2,137,500

GLASS PRODUCTS - 3.3%
   Libbey, Inc.                                120,000   3,345,000

HEALTH SERVICES - 4.5%
   RehabCare Group, Inc.*                      195,000   3,924,375
   U. S. Physical Therapy, Inc.*                65,000     633,750
                                                         4,558,125

HOLDING COMPANIES - 0.9%
   EK Chor China Motorcycle Co. Ltd. - ADR
      (Note 7)                                 129,500     955,063

OPTICAL SUPPLIES - 2.1%
   Sola International, Inc.*                    55,000   2,090,000

PLASTIC PRODUCTS - 0.9%
   Sun Coast Industries, Inc.*                 350,000     962,500

PRIMARY METAL INDUSTRIES - 6.9%
   American Superconductor Corp.*              115,000   1,221,875
   Gibraltar Steel Corp.*                      220,000   5,775,000
                                                         6,996,875

PRINTING & PUBLISHING - 4.8%
   Playboy Enterprises, Inc. - Class A*         93,000     941,625
   Playboy Enterprises, Inc. - Class B*        107,000   1,043,250
   Harte-Hanks Communications                   46,100   1,279,275
   Houghton Mifflin Co.                         27,300   1,545,862
                                                         4,810,012


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                         Value
                                            Shares      (Note 2)


RESTAURANTS - 4.2%
   Mortons Restaurant Group, Inc.*           249,000  $ 4,201,875

RETAIL - 24.0%
   RETAIL - HOME FURNISHING STORES - 5.7%
   Pier 1 Imports, Inc.                      324,500    5,719,312

   RETAIL - NONDURABLE GOODS - 0.1%
   Mikasa, Inc.*                               5,000       51,250

   RETAIL - SPECIALTY STORES - 8.8%
   Fabri-Centers of America - Class A*       414,400    6,682,200
   Hancock Fabrics, Inc.                     213,500    2,215,063
                                                        8,897,263

   RETAIL - VARIETY STORES - 5.1%
   Family Dollar Stores, Inc.                250,000    5,093,750

   RETAIL - WHOLESALE - 4.3%
    Coleman Company, Inc.*                   314,800    4,328,500
                                                       24,090,075

SOFTWARE - 12.4%
   Activision Inc.*                           74,000      952,750
   Broderbund Software, Inc.*                 49,000    1,457,750
   Electronic Arts, Inc.*                     79,000    2,365,062
   Founder Hong Kong Ltd.* (Note 7)        2,700,000    1,038,522
   Maxis, Inc.*                               67,700      829,325
   Spectrum Holobyte, Inc.*                  196,000    1,470,000
   Symantec Corp.*                           300,000    4,350,000
                                                       12,463,409

SURGICAL & MEDICAL INSTRUMENTS - 2.0%
   Allied Healthcare Products, Inc.          271,000    1,998,625

TELECOMMUNICATION EQUIPMENT - 2.1%
   BroadBand Technologies, Inc.*             140,000    2,065,000

TOTAL COMMON STOCK
  (Identified Cost $73,662,098)                        80,795,115


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                 Principal Amount/       Value
                                                       Shares          (Note 2)


SHORT-TERM INVESTMENTS - 20.1%
   Federal Home Loan Mortgage Corporation,
   Discount Note, 1/8/1997                       $        1,100,000  $  1,098,881
   Federal Home Loan Mortgage Corporation,
   Discount Note, 1/24/1997                               2,000,000     1,993,062
   Federal National Mortgage Association,
   Discount Note, 1/17/1997                              15,000,000    14,964,267
   Dreyfus U.S. Treasury Money Market Reserves            2,184,447     2,184,447

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $20,240,657)                                         20,240,657

TOTAL INVESTMENTS - 100.3%
   (Identified Cost $93,902,755)                                      101,035,772

LIABILITIES, LESS OTHER ASSETS - (0.3%)                                  (347,345)

NET ASSETS - 100%                                                    $100,688,427



* Non-income producing security





FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $93,902,755 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $17,060,909

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (9,927,892)

UNREALIZED APPRECIATION - NET                                                       $ 7,133,017



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities




DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $93,902,755)(Note 2)   $101,035,772
Foreign currency, at value (cost $63,604)                           63,623
Cash                                                                43,277
Dividends receivable                                                75,755
Receivable for fund shares sold                                     36,360
Prepaid expense                                                      5,753

TOTAL ASSETS                                                   101,260,540

LIABILITIES:

Accrued management fees (Note 3)                                    82,605
Accrued Directors' fees (Note 3)                                     1,661
Payable for fund shares redeemed                                   447,648
Audit fee payable                                                   22,566
Custodian fees payable                                               4,476
Other payables and accrued expenses                                 13,157

TOTAL LIABILITIES                                                  572,113

NET ASSETS FOR 8,326,380 SHARES
   OUTSTANDING                                                $100,688,427

NET ASSETS CONSIST OF:

Capital stock                                                 $     83,263
Additional paid-in-capital                                      94,204,564
Undistributed net investment income                                 82,416
Accumulated distributions in excess of capital gains              (814,852)
Net unrealized appreciation on investments and other assets      7,133,036

TOTAL NET ASSETS                                              $100,688,427

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($100,688,427/8,326,380 shares)                            $      12.09



The accompanying notes are an integral part of the financial statements.

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                        $   860,752
Dividends                                                           790,001

Total Investment Income                                           1,650,753


EXPENSES:

Management fees (Note 3)                                          1,204,107
Directors' fees (Note 3)                                              6,750
Custodian fee                                                        27,960
Audit fee                                                            22,566
Registration & filing fees                                           11,519
Miscellaneous                                                        23,956

Total Expenses                                                    1,296,858

NET INVESTMENT INCOME                                               353,895

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments and other assets (identified
   cost basis)                                                    5,120,431
Net change in unrealized appreciation on investments and
   other assets                                                   9,285,634

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                14,406,065

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $14,759,960



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                            $       353,895   $       (40,525)
Net realized gain on investments                              5,120,431        31,290,477
Net change in unrealized appreciation on investments          9,285,634        15,430,101

Net increase in net assets from operations                   14,759,960        15,819,851

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (271,530)               --
From net realized gain on investments                        (7,753,635)      (28,009,998)
In excess of realized gain on investments                      (814,852)               --

Total distributions to shareholders                          (8,840,017)      (28,009,998)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) from capital share
   transactions (Note 5)                                    (48,234,558)       49,670,946

Net increase (decrease) in net assets                       (42,314,615)       37,480,799

NET ASSETS:

Beginning of period                                         143,003,042       105,522,243

End of period (including undistributed net investment
   income of $82,416 and $0, respectively)              $   100,688,427   $   143,003,042


The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                For the Years Ended                                        For the Period
                                                                                                           4/30/92(1) to
                                                     12/31/96          12/31/95    12/31/94    12/31/93       12/31/92
Per share data (for a share outstanding
throughout each period ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $              11.95   $   12.92   $   12.52   $   11.24   $       10.00(3)

Income from investment operations:
   Net investment income (loss)                               0.045      (0.004)     (0.066)     (0.040)           (0.020)
   Net realized and unrealized gain (loss)
    on investments                                            1.112       1.934       1.051       1.700             1.630

Total from investment operations                              1.157       1.930       0.985       1.660             1.610

Less distributions to shareholders:
   From net investment income                                (0.035)          -           -           -                 -
   From net realized gain on investments                     (0.889)     (2.900)     (0.585)     (0.380)           (0.290)
   In excess of net realized gains                           (0.093)          -           -           -         (0.080)(4)
   Redemption of initial capitalization*                          -           -           -           -                 -

Total distributions to shareholders                          (1.017)     (2.900)     (0.585)     (0.380)           (0.370)

NET ASSET VALUE - END OF PERIOD                $              12.09   $   11.95   $   12.92   $   12.52   $         11.24

Total Return: (5)                                             10.06%      14.70%       8.01%      14.64%            16.20%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses (7)                                               1.08%       1.07%       1.10%       1.13%          1.27%(8)
    Net investment income (loss)                               0.29%     (0.03)%     (0.58)%     (0.43)%        (0.26)%(8)

Portfolio turnover                                               31%         77%         31%         12%               24%

Average commission rate paid                   $             0.0291   $  0.0500           -           -                 -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                             $            100,688   $ 143,003   $ 105,522   $  70,734   $        33,079

Footnotes on next page.






                                                For the Period
                                                  1/1/89 to
                                                  7/24/89(2)
Per share data (for a share outstanding
throughout each period ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $          8.96

Income from investment operations:
   Net investment income (loss)                         (0.390)
   Net realized and unrealized gain (loss)
    on investments                                           -

Total from investment operations                        (0.390)

Less distributions to shareholders:
   From net investment income                                -
   From net realized gain on investments                     -
   In excess of net realized gains                           -
   Redemption of initial capitalization*                (8.570)

Total distributions to shareholders                     (8.570)

NET ASSET VALUE - END OF PERIOD                              -

Total Return: (5)                                         - (6)

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses (7)                                   14.59%(8)(6)
    Net investment income (loss)                  (8.02)%(8)(6)

Portfolio turnover                                           0%

Average commission rate paid                                 -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                                           -

Footnotes on next page.



The accompanying notes are an integral part of the financial statements.

Financial Highlights - Footnotes

       *Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the investment portfolio for discrete periods. On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its
affiliates.    On  July  8, 1993, the Fund began offering shares directly to
investors.    Previously, the Fund was in active operation from November 11,
1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

        During periods when the only shareholders of the Fund were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury Securities.
On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.


     1Recommencement of operations.

     2Date of complete redemption.

     3Initial offering price upon recommencement of operations on April 30, 1992.

     4Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Fund to measure capital gains through October 31, 1992. The excise tax regulations also required the Fund to distribute those gains before December 31, 1992 to avoid payment of excise tax.

     5Represents aggregate total return for the period indicated.

     6During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in the note with the asterisk, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

     7During the period 1/1/89 to 7/24/89, absent waivers of investment advisory fees, the ratio of expenses to average daily net assets was 15.57%.

     8Annualized.

Notes to Financial Statements

1.     ORGANIZATION

      Small Cap Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

       On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its
affiliates.    On  July  8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

NOTES TO FINANCIAL STATEMENTS

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

       The Fund hereby designates $1,553,659 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (continued)

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

          At December 31, 1996, the Fund had no open foreign currency exchange contracts.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses
during  the  reporting  period.    Actual  results  could  differ from those
estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,204,107 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

Notes to Financial Statements

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $32,399,687 and $103,139,845 respectively, for the year ended December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of  Small Cap Series were:







             For the Year                  For the Year
                 Ended                         Ended
               12/31/96                      12/31/95

             Shares         Amount         Shares         Amount

Sold            1,521,782   $ 18,457,745      1,840,553   $26,713,110
Reinvested        745,911      8,765,039      2,289,934    27,662,435
Repurchased    (5,907,361)   (75,457,342)      (331,604)   (4,704,599)
Total          (3,639,668)  $(48,234,558)     3,798,883   $49,670,946



6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
exposure  to  various  market  risks.    These financial instruments include
written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1996.

7.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. There risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- SMALL CAP SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Small Cap Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Small Cap Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

Technology Series

Annual Report

December 31, 1996



Management Discussion and Analysis

Dear Shareholders:

          After posting extraordinary returns in 1995, we wrote in the Annual Report that shareholders should expect performance to return to a more normal
level  in  1996.    While 1996's returns were indeed lower than 1995's, 1996
proved to be another exceptional year both for the market as a whole and for the Technology Series.

          At the end of 1995, we wrote that we were negative on the short_term outlook for the semiconductor industry, and that we had moved away from this sector within the portfolio. In the first half of 1996, semiconductor stocks declined to a point which provided the opportunity to add some of the leaders in this industry to the portfolio at attractive valuations. As the year progressed, this industry began to see increased bookings and its stock
performance  improved  substantially.    Semiconductor  stocks were the best
performing in the technology sector in 1996, and they made a significant contribution to the Series' return for the year. Near the end of the year, we sold some semiconductor holdings to realize the gains; this sector represented approximately 28% of the Series' holdings at the end of the year.

          Late in the year, we purchased three stocks in the wireless communications field, and this group made up approximately 14% of the portfolio at year end. Prior to our purchase of these stocks, the group had been depressed due to a slowdown in the U.S. market in 1995. Our analysis showed that international markets have picked up to a point that overrides
the  U.S.  slowdown.    In  addition,  we expect to see a re_acceleration in
wireless stocks in 1997 as new digital wireless phone service comes on line. This will require the building of networks, which will benefit the companies whose stock we hold, and we also expect it to stimulate demand in the wireless area.

          A third important component of the Technology Series is the consumer software area, representing approximately 12% of the portfolio at the end of
the  year.   Due to a large oversupply, this sector has been going through a
shake-out.    This  caused  prices  of  many  of the stocks to be depressed, providing the opportunity to purchase the stock of several strong companies at bargain levels. We believe these companies will benefit from the industry consolidation we expect to take place.

          Looking ahead to 1997 and beyond, we believe we have structured the Technology Series to benefit from the trends we expect to see in the technology sector of the market. As we've discussed previously, our three major themes are: increased consumer acceptance of technology, increased use of technology in the business world, and expanded use of technology
internationally.    This  overview  remains  intact, and we continue to find
exciting opportunities in this sector of the market.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors

Performance Update as of December 31, 1996






Manning & Napier Fund, Inc. - Technology Series

                                                                     Total Return
Through                                          Growth of $10,000                  Average
12/31/96                                         Investment          Cumulative     Annual

One Year                                         $           12,090         20.90%    20.90%
Inception 2                                      $           19,244         92.44%    32.20%










S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           16,514         65.14%    23.85%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. _Small Cap
Series from its current activation (4/30/92) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1


<graphic>
<line chart>

Data for chart to follow:






Date      Manning & Napier Technology Series  S&P 500 Total Return Index

08/29/94                              10,000                      10,000
12/31/94                              11,350                       9,773
06/30/95                              14,736                      11,742
12/31/95                              15,918                      13,433
06/30/96                              16,674                      14,787
12/31/96                              19,244                      16,514



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2  The Fund and Index performance numbers are calculated from August 29,
1994,  the  Fund's  current  activation  date.    The  Fund's  performance  is
historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996








                                                         Value
                                            Shares      (Note 2)

COMMON STOCK - 87.8%
COMPUTER EQUIPMENT - 5.4%
   Digital Equipment Corp.*                  117,000  $ 4,255,875
   Varitronix International Ltd. (Note 6)  1,000,000    1,810,060
                                                        6,065,935

INFORMATION RETRIEVAL SERVICES - 2.9%
    America Online, Inc.*                     98,800    3,285,100

PRIMARY METAL INDUSTRIES - 1.6%
     American Superconductor Corp.*          173,000    1,838,125

RETAIL - SPECIALTY STORES - 4.2%
   Tandy Corp.                               107,000    4,708,000

SEMICONDUCTORS - 17.7%
    Altera Corp.*                             69,000    5,015,438
    Intel Corp.                               63,000    8,249,062
    Texas Instruments, Inc.                  104,000    6,630,000
                                                       19,894,500
SOFTWARE - 22.1%
   Activision Inc.*                           82,000    1,055,750
   Broderbund Software, Inc.*                102,000    3,034,500
   Electronic Arts, Inc.*                    170,000    5,089,375
   Founder Hong Kong Ltd.* (Note 6)        2,200,000      846,203
   Maxis, Inc.*                               77,300      946,925
   Microsoft Corp.*                           66,000    5,453,250
   Oracle Corp.*                             107,625    4,493,344
   Parametric Technology Co.*                 43,000    2,209,125
   Spectrum Holobyte, Inc.*                  231,000    1,732,500
                                                       24,860,972

TELECOMMUNICATION EQUIPMENT - 33.9%
   ADC Telecommunications, Inc.*             110,000    3,423,750
   BroadBand Technologies, Inc.*             250,300    3,691,925
   Cisco Systems, Inc.*                       33,000    2,099,625
   DSC Communications Corp.*                 225,000    4,021,875
   ECI Telecommunications Ltd.               210,200    4,466,750
   Glenayre Technologies, Inc.*              245,000    5,282,812
   Motorola, Inc.                             80,000    4,910,000


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                       Shares/           Value
                                                  Principal Amount     (Note 2)

TELECOMMUNICATION EQUIPMENT (continued)

   Northern Telecom Ltd.                                     76,800  $  4,752,000
   Nokia Corp., Ab-ADR (Note 6)                              94,000     5,416,750
                                                                       38,065,487

TOTAL COMMON STOCK
   (Identified Cost $81,017,403)                                       98,718,119

SHORT-TERM INVESTMENTS - 12.5%
   Federal Farm Credit Discount Note, 1/08/1997   $       7,000,000     6,992,846
   Farm Credit Discount Note, 1/24/1997                   6,000,000     5,979,186
   Galaxy Government Fund                                 1,069,222     1,069,222

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $14,041,254)                                       14,041,254

TOTAL INVESTMENTS - 100.3%
   (Identified Cost $95,058,657)                                      112,759,373

LIABILITIES, LESS OTHER ASSETS - (0.3%)                                  (327,316)

NET ASSETS - 100%                                                    $112,432,057




*Non-income producing security.





FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $95,058,657 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                         $20,978,428

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                          (3,277,712)

UNREALIZED APPRECIATION - NET                                                               $17,700,716



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $95,058,657)(Note 2)     $112,759,373
Foreign currency, at value (cost $78,086)                             78,116
Cash                                                                   8,486
Dividends receivable                                                  48,680
Receivable for fund shares sold                                       45,410
Prepaid expense                                                        3,029

TOTAL ASSETS                                                     112,943,094

LIABILITIES:

Accrued management fees (Note 3)                                      96,073
Accrued Directors' fees (Note 3)                                       1,661
Payable for fund shares redeemed                                     392,184
Audit fee payable                                                     16,666
Other payables and accrued expenses                                    4,453

TOTAL LIABILITIES                                                    511,037

NET ASSETS FOR 8,939,764 SHARES
   OUTSTANDING                                                  $112,432,057

NET ASSETS CONSIST OF:

Capital stock                                                   $     89,397
Additional paid-in-capital                                        87,293,192
Accumulated net realized gain on investments and other assets      7,348,722
Net unrealized appreciation on investments and other assets       17,700,746

TOTAL NET ASSETS                                                $112,432,057

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($112,432,057/8,939,764 shares)                              $      12.58


The accompanying notes are an integral part of the financial statements.

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                        $   497,327
Dividends                                                           320,980

Total Investment Income                                             818,307

EXPENSES:

Management fees (Note 3)                                            938,964
Directors' fees (Note 3)                                              6,750
Custodian fee                                                        13,555
Audit fee                                                            13,042
Miscellaneous                                                         3,764

Total Expenses                                                      976,075

NET INVESTMENT LOSS                                                (157,768)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments and other assets (identified
    cost basis)                                                   7,770,819
Net change in unrealized appreciation on investments and
    other assets                                                 12,349,434

NET REALIZED AND UNREALIZED GAIN  (LOSS)
   ON INVESTMENTS                                                20,120,253

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $19,962,485


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:


Net investment income (loss)                            $      (157,768)  $        71,018
Net realized gain on investments                              7,770,819        19,400,886
Net change in unrealized appreciation (depreciation)
   on investments                                            12,349,434          (268,944)

Net increase in net assets from operations                   19,962,485        19,202,960


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                      (37,295)          (33,723)
From net realized gain on investment                         (2,466,358)      (17,390,172)

Total distributions to shareholders                          (2,503,653)      (17,423,895)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease)  from capital share
   transactions (Note 5)                                     41,826,182          (561,295)

Net increase in net assets                                   59,285,014         1,217,770

NET ASSETS:

Beginning of period                                          53,147,043        51,929,273

End of period (including undistributed net investment
   income of $0 and $37,295, respectively)              $   112,432,057   $    53,147,043



The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                For the     For the       For the       For the
                                                  Year        Year        Period         Period       For the       For the
                                                 Ended       Ended      8/29/94(1)     1/1/92 to     Year Ended    Year Ended
                                                12/31/96    12/31/95    to 12/31/94    5/11/92(2)     12/31/91      12/31/90


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $   10.71   $   11.35   $    10.00(3)  $     10.25   $      8.00   $      9.41

Income from investment operations:
   Net investment income (loss)                   (0.021)      0.018         (0.013)        0.010        (0.040)        0.020
   Net realized and unrealized gain (loss)
      on investments                               2.191       4.515          1.363         1.530         2.930        (0.830)

Total from investment operations                   2.170       4.533          1.350         1.540         2.890        (0.810)

Less distributions to shareholders:
   From net investment income                         --      (0.010)            --            --            --        (0.030)
   From net realized gain on investments          (0.300)     (5.163)            --        (1.940)       (0.640)       (0.570)
   Redemption of capital                              --          --             --        (9.850)           --            --

Total distributions to shareholders               (0.300)     (5.173)            --       (11.790)       (0.640)       (0.600)

NET ASSET VALUE - END OF PERIOD                $   12.58   $   10.71   $      11.35   $      0.00   $     10.25   $      8.00

Total return (4):                                  20.90%      40.25%          13.5%          -(5)         36.1%        (8.9)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                        1.04%       1.12%       1.32%(6)   1.35%(6)(5)         1.13%         1.14%
    Net investment income                         (0.17%)       0.13%     (0.40)%(6)   0.20%(6)(5)       (0.33)%      0.20%(7)

Portfolio turnover                                   107%        107%             5%            0%            4%           25%

Average commission rate paid                   $  0.0163   $  0.0156             --            --            --            --

NET ASSETS - END OF PERIOD (000'S OMITTED)     $ 112,432   $  53,147   $     51,929             -   $     5,594   $     5,835






* The investment practice of the Fund results in the active operation of the investment portfolio for discrete period. The Fund was in active operation from November 4, 1988 to May 11, 1992. On May 11, 1992, the Fund redeemed all shares held. The Fund recommenced investment operations on August 29, 1994.

1  Recommencement of operations.

2 Date of complete redemption.
3 Initial offering price upon recommencement of operations on August 29, 1994.

4 Represents aggregate total return for the period indicated.

5 The Fund ceased investment operations on May 11, 1992; therefore, ratios and total return would not be representative of an actively operating fund.
6 Annualized.
7 Investment income per share is comprised of recurring dividends and interest income which amounted to $0.07 per share and special dividends from Bell Industries and Tempest Technologies, Inc.

The accompanying notes are an integral part of the financial statements.

Notes to Financial statements


1.     ORGANIZATION

         Technology Series (the "Fund") is a no-load non-diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

          Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. As of December 31, 1996, the Fund has been in active operation from November 4, 1988 to May 11, 1992 and from August 29, 1994 to December 31, 1996.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Technology Series Class D Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designates $197,895 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

          At December 31, 1996, the Fund had no open foreign currency exchange contracts.

     OPTION CONTRACTS

      The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the exercise price) at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a covered basis. This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

       When the Fund writes a call or put option, an amount equal to the premium received is included in the Funds Statement of Assets and Liabilities a an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

       If a written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

       The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Funds Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

Notes to Financial Statements

     OPTION CONTRACTS (continued)

        If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercised a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

        The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the year ended December
31, 1996 are as follows:

WRITTEN CALL OPTIONS

                                         Shares     Amount

     Balance at December 31, 1995           0          $0
     Options entered into during 1996    (330)        (50,571)
     Options expired during 1996          330          50,571
     Options exercised during 1996          0           0
     Balances at December 31, 1996          0          $0

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses
during  the  reporting  period.    Actual  results  could  differ from those
estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $938,964 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping ervices. The salaries of all officers of the Fund.

Notes to Financial Statements

       And of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $124,914,905 and $88,429,657, respectively, for the year ended December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Technology Series were:





              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95

                 Shares          Amount         Shares          Amount

Sold              4,212,766   $44,608,367        1,415,392   $ 17,145,335
Reinvested          243,127     2,487,188        1,612,684     17,272,178
Repurchased        (479,442)   (5,269,373)      (2,641,988)   (34,978,808)
Total             3,976,451   $41,826,182          386,088   $   (561,295)

Notes to Financial Statements


6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7.     TECHNOLOGY SECURITIES

          The Fund may focus its investments in certain related technology industries; hence, the Fund may subject itself to a greater degree of risk than a fund that is more diversified.

Independent Auditors' Report

     TO THE SHAREHOLDERS AND DIRECTORS OF
     MANNING & NAPIER FUND, INC.- TECHNOLOGY SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Technology Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Technology Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.


International Series

Annual Report
December 31, 1996


Management Discussion and Analysis

     Dear Shareholders:

          The International Series finished the year well ahead of the Morgan Stanley Capital International World Index. As of December 31, 1996, the Series held investments in Germany (at 28%), France (28%), Italy (11%), Spain (10%), Hong Kong (5%), Mexico (2%), and the United Kingdom (2%).

       Our overview for these holdings remains firmly on track. In Europe, we continue to see a commitment by the governments to strengthening their economies. This has been evidenced by several actions, including a series of discount rate cuts across continental Europe. In the United Kingdom, where growth is stronger and inflationary risks are higher, the central bank raised the discount rate as a preemptory move against inflation. We have also seen many privatizations of state-run businesses in Europe, further evidence of an increased commitment to free enterprise.

          As the Europeans prepare for European Monetary Union (EMU), all the countries have been avidly pursuing fiscal discipline. While this has had a negative near-term effect on growth, it has allowed for sharply declining interest rates; lower interest rates support the equity markets as they ultimately help provide improved corporate earnings and make equities the more
attractive  investment  alternative.    European  countries  have  also  been
implementing monetary policies which have led to lower inflation and therefore lower bond yields. This is the case even in countries, like Italy and Spain, which traditionally have high inflation. The combination of monetary easing and fiscal tightening is a classic signal for a weakening currency, and we have therefore hedged the currencies of some countries where appropriate.

      As we have discussed in previous shareholder reports, our investments in Hong Kong are in H-Shares, which are shares of Chinese companies traded in Hong Kong. This market performed very well in 1996, and we expect continued strong growth as China has been implementing easier monetary policies with the goal of spurring growth.

        We are also pleased with the growing strength of the Mexican economy. Confidence has been returning to the Mexican market as is evidenced by increased foreign investment. In addition, inflation, while still high, has been significantly reduced, and this should allow interest rates to decline. As we expected, the companies in which we have invested have benefited substantially from the improved situation in Mexico.

Management Discussion and Analysis

      The countries represented in the Series portfolio have been the same for approximately a year; however, our team of international analysts also considers other countries for the Series. Countries for which our overview and stock valuations converge in a compelling story will be added to the portfolio. For example, we have been watching Japan, where strong monetary easing is in place and the weakening of the yen is driving international competitiveness higher. Should valuations there become more attractive, Japan could be a near-term addition to the portfolio, though again, hedging the currency would be a major issue.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Allocation by Country*

France 32%
Germany 32%
Hong Kong 6%
Italy 13%
Mexico 3%
Spain 2%
United Kingdom 2%

*As a percentage of common stocks.

Performance Update as of December 31, 1996





Manning & Napier Fund, Inc.
International Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/96                     Investment          Cumulative     Annual

One Year                     $           12,235         22.35%    22.35%
Inception 2                  $           14,557         45.57%     9.01%








S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           20,052        100.52%    17.34%







Morgan Stanley
Capital International World Index

                                                       Total Return
Through                            Growth of $10,000                  Average
12/31/96                           Investment          Cumulative     Annual

One Year                           $           11,348         13.48%    13.48%
Inception 2                        $           17,421         74.21%    13.61%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - International
Series from its inception (8/27/92) to
present (12/31/96) as compared to the
Standard & Poor's (S&P) 500 Total Return
Index and the Morgan Stanley Capital
International World Index. 1

<graphic>
<line chart>
Data for chart to follow:







Date        Manning & Napier    S&P 500 Total   Morgan Stanley Capital
          International Series  Return Index   International World Index

08/27/92                10,000         10,000                     10,000
12/31/92                10,598         10,643                      9,880
12/31/93                13,359         11,709                     12,103
12/31/94                11,425         11,868                     12,717
12/31/95                11,898         16,312                     15,351
06/30/96                13,229         17,955                     16,439
12/31/96                14,557         20,052                     17,421





1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,570 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East.
The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996






                                                    Value
                                         Shares   (Note 2)


COMMON STOCK - 85.56%

FRANCE - 27.73%
AEROSPACE & MILITARY TECHNOLOGY - 0.31%
   Thomson CSF                           14,389  $  466,607

AUTOMOBILES - 0.57%
   PSA Peugeot Citroen                    7,545     849,002

BANKING - 2.11%
   Cie Financiere De Paribas             13,919     941,083
   Compagnie de Suez SA                  19,575     832,039
   Societe Generale                      12,813   1,385,002
                                                  3,158,124

BEVERAGE & TOBACCO - 2.20%
   LVMH (Louis Vuitton Moet-Hennessy)    11,764   3,284,430

BUILDING MATERIALS & COMPONENTS - 0.54%
   Lafarge, SA                           13,327     799,371

BUSINESS & PUBLIC SERVICES - 1.41%
   Compagnie Generale des Eaux           16,992   2,105,194

CHEMICALS - 1.50%
   L'Air Liquide                         14,380   2,244,298

CONSTRUCTION & HOUSING - 0.25%
   Bouygues                               3,604     373,597

ELECTRICAL & ELECTRONICS - 1.15%
   Alcatel Alsthom                       21,353   1,714,839

ENERGY SOURCES - 3.65%
   Elf Acquitaine, SA                    37,335   3,397,588
   Total SA - B                          25,288   2,056,191
                                                  5,453,779

FINANCIAL SERVICES - 0.52%
   Compagnie Bancaire SA                  3,827     452,755
   Societe Eurafrance SA                    743     320,968
                                                    773,723

FOOD & HOUSEHOLD PRODUCTS - 0.98%
   Groupe Danone                         10,381   1,446,153


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                             Value
                                  Shares    (Note 2)


HEALTH & PERSONAL CARE - 3.30%
   Sanofi SA                      11,667  $ 1,159,967
   L'Oreal                        10,013    3,769,862
                                            4,929,829

INDUSTRIAL COMPONENTS - 0.54%
   Michelin-B                     15,025      810,894

LEISURE & TOURISM - 0.41%
   Accor SA                        4,809      608,775

MACHINERY & ENGINEERING - 1.95%
   Schneider SA                   13,595      628,414
   Sidel SA                       33,200    2,283,720
                                            2,912,134

MATERIALS & COMMODITIES - 1.48%
   Compagnie de Saint-Gobain      15,599    2,206,122

MERCHANDISING - 2.96%
   Carrefour Supermarche           6,048    3,934,149
   Casino Guichard-Perrachon      10,600      493,446
                                            4,427,595

MULTI-INDUSTRY - 1.90%
   AXA SA                         27,573    1,753,213
   Chargeurs International SA*     1,235       61,156
   Lyonnaise des Eaux-Dumez        7,820      727,613
   Pathe SA*                       1,235      297,450
                                            2,839,432

TOTAL FRENCH SECURITIES
   (Identified Cost $30,262,717)           41,403,898

GERMANY - 27.68%

AIRLINES - 0.21%
   Deutsche Lufthansa AG          23,700      319,993

AUTOMOBILES - 5.36%
   Daimler-Benz AG*               59,540    4,081,385
   Volkswagen AG                   9,484    3,928,421
                                            8,009,806


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                       Value
                                          Shares      (Note 2)


BANKING - 3.33%
   Bayerische Vereinsbank AG                49,730  $ 2,016,273
   Dresdner Bank AG                         99,090    2,961,651
                                                      4,977,924

CHEMICALS - 2.28%
   Bayer AG                                 83,750    3,398,314

CONSTRUCTION & HOUSING  - 0.60%
   Hochtief AG                              22,770      895,086

ELECTRICAL & ELECTRONICS - 3.73%
   Siemens AG                              120,000    5,568,617

INSURANCE - 2.78%
   Allianz AG Holding                        2,307    4,152,156

MACHINERY & ENGINEERING - 2.12%
   Mannesmann AG                             5,725    2,463,264
   M.A.N. AG                                 2,902      700,491
                                                      3,163,755

MATERIALS & COMMODITIES - 0.55%
   Degussa AG                                1,790      814,137

MULTI-INDUSTRY - 1.74%
   Viag AG                                   6,656    2,605,653

UTILITIES - GAS & ELECTRIC - 4.98%
   RWE AG                                   75,810    3,172,186
   VEBA AG                                  74,150    4,263,838
                                                      7,436,024

TOTAL GERMAN SECURITIES
   (Identified Cost $29,140,238)                     41,341,465

HONG KONG - 4.83%
ENERGY SOURCES - OIL/GAS - 0.84%
   Zhenhai Refining & Chemical Co Ltd.   3,402,000    1,253,557

RETAIL - APPAREL -0.94%
   Giordano International Ltd.           1,650,000    1,407,968

SOFTWARE - 1.37%
   Founder Hong Kong Ltd.*               5,300,000    2,038,580


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                                Value
                                                   Shares     (Note 2)


TELECOMMUNICATIONS -0.56%
   Champion Technology Holdings                   4,398,729  $  836,006

TEXTILES & APPAREL -1.01%
   Yizheng Chemical Fibre Co. Ltd.                6,224,000   1,512,838

WHOLESALE - SPECIAL LINES - 0.11%
   Goldlion Holdings Ltd.                           200,000     164,198

TOTAL HONG KONG SECURITIES
   (Identified Cost $7,557,254)                               7,213,147

ITALY -10.97%
AUTOMOBILES - 0.91%
   Fiat S.p.A.                                      450,000   1,360,669

BUILDING MATERIAL & COMPONENTS - 0.31%
   Italcementi S.p.A.                                83,600     468,115

CONSTRUCTION & HOUSING -0.35%
   Sirti S.p.A.                                      86,500     524,241

ENERGY SOURCES - OIL/GAS - 0.44%
   Edison S.p.A.                                    104,000     657,706

FINANCIAL SERVICES - 1.16%
   Banca Commerciale Italiana                       242,000     439,999
   Banco Ambrosiano Veneto S.p.A.                    80,700     194,041
   Credito Italiano S.p.A.                          288,000     316,078
   Istituto Bancario San Paolo di Torina S.p.A.     126,800     776,836
                                                              1,726,954

FOOD & HOUSEHOLD PRODUCTS - 0.29%
   Parmalat Finanziaria S.p.A.                      280,080     428,053

INSURANCE - 2.27%
   Assicurazioni Generali S.p.A.                    136,004   2,575,827
   R.A.S. S.p.A.                                     47,575     443,468
   S.A.I. S.p.A.                                     40,400     372,595
                                                              3,391,890

MULTI-INDUSTRY -0.77%
   Montedison S.p.A.*                               896,140     610,413
   Pirelli S.p.A.                                   288,000     534,070
                                                              1,144,483


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996








                                                            Value
                                               Shares      (Note 2)


RETAIL - SPECIATLY STORES - 0.18%
   La Rinascente S.p.A.                          45,000  $   260,869
   La Rinascente S.p.A. 11/30/1999 warrants       2,250          992
                                                             261,861

TELECOMMUNICATIONS - 3.64%
   Telecom Italia S.p.A.                      1,060,000    2,751,245
   Telecomm Italia Mobile S.p.A.              1,060,000    2,677,925
                                                           5,429,170

TEXTILES & APPAREL - 0.24%
   Benetton Group S.p.A.                         28,800      364,078

UTILITIES - GAS & ELECTRIC - 0.41%
   Italgas S.p.A.                               150,000      625,987

TOTAL ITALIAN SECURITIES
   (Identified Cost $16,430,885)                          16,383,207

MEXICO - 2.26%
BEVERAGE & TOBACCO -0.77%
   Coca-Cola Femsa S.A.                         400,000    1,155,869

FOOD - PROCESSING - 0.90%
   Grupo Industrial Maseca S.A. - Series B    1,075,000    1,348,830

REAL ESTATE - 0.06%
   Grupo Situr S.A. - Series B*               1,575,000       83,839

RETAIL - DEPARTMENT STORES - 0.53%
   Cifra, SA  - Series B*                       650,000      792,505

TOTAL MEXICAN SECURITIES
   (Identified Cost $2,843,934)                            3,381,043

SPAIN - 10.06%
BEVERAGE & TOBACCO - 0.12%
   Tabacalera SA - A                              4,266      183,722

CONSTRUCTION & HOUSING - 0.27%
   Dragados & Construcciones SA                  11,988      184,716
   Fomento de Construcciones y Contratas SA       2,277      212,264
                                                             396,980

ENERGY SOURCES - OIL/GAS - 0.99%
   Repsol SA                                     38,365    1,471,947


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996





                                                              Value
                                                 Shares     (Note 2)

FINANCIAL SERVICES - 2.62%
   Banco Bilbao Vizcaya SA                        28,290  $  1,527,842
   Banco Central Hispanoamericano SA              18,888       485,299
   Banco Santander SA                             18,728     1,199,002
   Corp. Bancaria De Espana SA (Argentaria)       15,512       694,339
                                                             3,906,482

INSURANCE - 0.11%
   Corporacion Mapfre                              2,823       172,034

METAL - STEEL - 0.23%
   Acerinox SA                                     2,343       338,636

MULTI-INDUSTRY - 0.28%
   Autopistas Concesionaria Espanola SA           29,865       411,854

REAL ESTATE -0.03%
   Inmobiliaria Metropolitana Vasco Central SA     1,128        41,496

TELECOMMUNICATIONS - 1.71%
   Telefonica de Espana                          110,009     2,555,307

UTILITIES - GAS & ELECTRIC - 3.70%
   Empresa Nacional de Electridad (ENDESA)        29,210     2,079,367
   Gas Natural SDG - E                             4,993     1,161,706
   Iberdrola SA                                  122,474     1,736,158
   Union Electrica Fenosa SA                      52,126       560,217
                                                             5,537,448

TOTAL SPANISH SECURITIES
   (Identified Cost $9,477,871)                             15,015,906

UNITED KINGDOM - 2.03%
MERCHANDISING - 2.03%
   Tesco plc                                     500,000     3,036,293

TOTAL UNITED KINGDOM SECURITIES
   (Identified Cost $2,210,889)                              3,036,293

TOTAL COMMON STOCK
   (Identified Cost $97,923,788)                           127,774,959


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                          Principal         Value
                                        Amount/Shares     (Note 2)


SHORT-TERM INVESTMENTS - 12.96%
Federal Home Loan Mortgage Corp.
   Discount Note, 1/17/97               $   13,000,000  $ 12,969,204
Dreyfus U.S. Treasury Money Market           6,319,428     6,319,428

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $19,360,632)                          19,360,632

TOTAL INVESTMENTS - 98.52%
   (Identified Cost $117,284,420)                        147,135,591

OTHER ASSETS, LESS LIABILITIES - 1.48%                     2,195,758

NET ASSETS -100%                                        $149,331,349



*Non-income producing security.






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $117,425,442 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $35,918,689

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (6,208,540)

UNREALIZED APPRECIATION - NET                                                       $29,710,149



The accompanying notes are an integral part of financial statements.





INDUSTRY CONCENTRATION - DECEMBER 31, 1996
                                               Percent
                                            of Net Assets

Utilities - Gas & Electric                           9.09%
Automobiles                                          6.84%
Energy Sources                                       5.92%
Telecommunication                                    5.91%
Banking                                              5.44%
Insurance                                            5.16%
Merchandising                                        4.99%
Electrical & Electronics                             4.88%
Multi-Industry                                       4.69%
Financial Services                                   4.30%
Machinery & Engineering                              4.07%
Chemicals                                            3.78%
Health & Personal Care                               3.30%
Beverage & Tobacco                                   3.09%
Materials & Commodities                              2.03%
Retail                                               1.65%
Construction & Housing                               1.47%
Business & Public Services                           1.41%
Software                                             1.37%
Food & Household Products                            1.27%
Textiles & Apparel                                   1.25%
Food Processing                                      0.90%
Building Materials & Components                      0.85%
Industrial Components                                0.54%
Leisure & Tourism                                    0.41%
Aerospace & Military Technology                      0.31%
Metals-Steel                                         0.23%
Airlines                                             0.21%
Wholesale - Special Lines                            0.11%
Real Estate                                          0.09%

TOTAL COMMON STOCK                                  85.56%



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $117,284,420)(Note 2)         $147,135,591
Foreign currency, at value (cost $2,135,706)                            2,117,749
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                             81,565,507
Receivable for securities sold                                          1,466,191
Foreign tax reclaims receivable                                           399,663
Receivable for fund shares sold                                            61,730
Dividends receivable                                                       28,685
Prepaid expense                                                             5,523

TOTAL ASSETS                                                          232,780,639

LIABILITIES:

Accrued management fees (Note 3)                                          123,423
Accrued Directors' fees (Note 3)                                            1,661
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                   82,569,683
Payable for fund shares redeemed                                          686,948
Audit fee payable                                                          28,966
Custodian fee payable                                                      27,071
Other payables and accrued expenses                                        11,538

TOTAL LIABILITIES                                                      83,449,290

NET ASSETS FOR 12,939,100 SHARES
   OUTSTANDING                                                       $149,331,349

NET ASSETS CONSIST OF:

Capital stock                                                        $    129,391
Additional paid-in-capital                                            117,447,753
Undistributed net investment income                                       110,482
Accumulated net realized gain on investments                            2,811,395
Net unrealized appreciation on investments, foreign currency,
      forward currency contracts, and other assets and liabilities     28,832,328

TOTAL NET ASSETS                                                     $149,331,349

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($149,331,349/12,939,100 shares)                                     $      11.54



The accompanying notes are an integral part of the financial statements.

Statement of Operations




FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Dividends (net of withholding)                                 $ 2,559,888
Interest                                                           956,585

Total Investment Income                                          3,516,473

EXPENSES:

Management fees (Note 3)                                         1,363,591
Directors' fees (Note 3)                                             6,750
Custodian fee                                                       91,450
Audit fee                                                           28,966
Registration and filing fees                                        11,034
Miscellaneous                                                       23,263

Total Expenses                                                   1,525,054

NET INVESTMENT INCOME                                            1,991,419

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                            753,139
     Foreign currency and forward foreign currency
         exchange contracts                                      6,231,777

Net realized gain on investments                                 6,984,916

Net change in unrealized appreciation (depreciation) on-
   Investments                                                  19,506,468
   Foreign currency and forward currency contracts and other
       assets and liabilities                                     (646,903)

Net unrealized appreciation on investments                      18,859,565

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                               25,844,481

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $27,835,900


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     1,991,419   $     1,544,241
Net realized gain (loss) on investments                       6,984,916        (5,910,357)
Net change in unrealized appreciation on investments         18,859,565         8,433,964

Net increase in net assets from operations                   27,835,900         4,067,848

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,821,116)       (1,539,988)
From paid-in-capital                                                 --        (2,083,389)
From net realized gain on investment                           (241,966)         (757,156)

Total distributions to shareholders                          (2,063,082)       (4,380,533)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) from capital share
   transactions (Note 5)                                     (4,735,326)       42,642,060

Net increase in net assets                                   21,037,492        42,329,375

NET ASSETS:

Beginning of period                                         128,293,857        85,964,482

End of period (including undistributed net investment
   income of $110,482 and $0, respectively)             $   149,331,349   $   128,293,857



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                  For the Years Ended

                                                                       12/31/96          12/31/95    12/31/94    12/31/93


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $               9.57   $    9.54   $   11.33   $    9.19

Income from investment operations:
   Net investment income                                                        0.156       0.123       0.143       0.150
   Net realized and unrealized gain (loss)
      on investments                                                            1.976       0.262      (1.784)      2.240

Total from investment operations                                                2.132       0.385      (1.641)      2.390

Less distributions to shareholders:
   From net investment income                                                  (0.143)     (0.118)         --      (0.250)
   From paid-in-capital                                                            --      (0.160)         --          --
   From net realized gain on investments                                       (0.019)     (0.077)     (0.149)         --
   In excess of net realized gains                                                 --          --          --          --

Total distributions to shareholders                                            (0.162)     (0.355)     (0.149)     (0.250)

NET ASSET VALUE - END OF PERIOD                                  $              11.54   $    9.57   $    9.54   $   11.33

Total return (2):                                                               22.35%       4.14%    (14.48)%      26.00%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                                     1.12%       1.20%       1.18%       1.16%
    Net investment income                                                        1.46%       1.42%       1.38%       1.39%

Portfolio turnover                                                                  2%         14%         31%         20%

Average commission rate paid                                     $             0.0013   $  0.0021           -           -

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $            149,331   $ 128,294   $  85,964   $  92,012



                                                                     For the
                                                                  Period 8/27/92
                                                                  (commencement
                                                                  of operations)
                                                                   to 12/31/92


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $         10.00

Income from investment operations:
   Net investment income                                                   0.030
   Net realized and unrealized gain (loss)
      on investments                                                       0.570

Total from investment operations                                           0.600

Less distributions to shareholders:
   From net investment income                                             (0.030)
   From paid-in-capital                                                       --
   From net realized gain on investments                                  (1.240)
   In excess of net realized gains                                     (0.140)(1)

Total distributions to shareholders                                       (1.410)

NET ASSET VALUE - END OF PERIOD                                  $          9.19

Total return (2):                                                           6.01%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                             1.33%(3)
    Net investment income                                                0.85%(3)

Portfolio turnover                                                             0%

Average commission rate paid                                                   -

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $        72,163






1 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, due to the requirements of the Internal Revenue Code.

2  Represents aggregate total return for the period indicated.

3  Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements




1.     ORGANIZATION

      International Series (the "Fund") is a no-load non-diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

          Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Class G Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primatily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designates $241,966 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

     All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been
 closed.   Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

         The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

        The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on December 31, 1996 is as follows:




                                          Net Unrealized
Settlement  Contracts       In Exchange      Contracts      Appreciation/
   Date     to Deliver          For          At Value      (Depreciation)

  01/27/97  Deutsche Marks  $ 41,176,092  $    41,657,216  $     (481,124)
  01/27/97  French Francs   $ 40,389,415  $    40,912,467  $     (523,052)


       On December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under there contracts.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,363,591 for the year ended December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $10,853,674 and $2,647,901, respectively, for the year ended December 31, 1996.

Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of International Series were:




              For the Year                    For the Year
             Ended 12/31/96                  Ended 12/31/95

             Shares           Amount         Shares           Amount
             ---------------  -------------  ---------------  ------------

Sold              1,645,694   $ 17,300,172        4,223,049   $41,054,909
Reinvested          184,488      2,044,126          460,661     4,327,528
Repurchased      (2,297,367)   (24,079,624)        (287,048)   (2,740,377)
Total              (467,185)  $ (4,735,326)       4,396,662   $42,642,060



6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States government.

Independent Auditors' Report

     TO THE SHAREHOLDERS AND DIRECTORS OF
     MANNING & NAPIER FUND, INC.- INTERNATIONAL SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- International Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- International Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

February 14, 1997


To Shareholders of the following series of the Manning & Napier Fund:

          Small Cap Series
          Technology Series
          International Series
          World Opportunities Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Manning & Napier Fund in which you owned shares as of December 31, 1996. The reports include information about the Series performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) or your Client Consultant if you have any questions about your holdings in the Manning & Napier Fund.

Sincerely,


/s/ Amy J. Williams
Amy J. Williams
Fund Services Coordinator

                          PART C - OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements:  (included in Part A)

        *(i) Audited Financial Highlights for the Small Cap Series, Technology Series, International Series, Life Sciences Series, World Opportunities Series, Diversified Tax Exempt Series, Ohio Tax Exempt Series and the New York Tax Exempt Series for the fiscal year ended December 31, 1996.

        Financial Statements (included in Part B)

        *(i) The following audited Financial Statements for the Small Cap Series, Technology Series, International Series, Life Sciences Series, World Opportunities Series, Diversified Tax Exempt Series, Ohio Tax Exempt Series and the New York Tax Exempt Series for the fiscal year ended December 31, 1996, including the following:

                  Statements of Assets and Liabilities
                  Statements of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Portfolio of Investments
                  Notes to Financial Statements
                  Report of Independent Accountants

         (ii) Audited Financial Statements for the Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, Maximum Horizon Series, and the Tax Managed Series for the fiscal year ended October 31, 1996 are incorporated by reference to Post-Effective No. 24 filed on November 22, 1996.

All Series of the Fund other than the Small Cap Series, International Series, Life Sciences Series, Technology Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Diversified Tax Exempt Series, Ohio Tax Exempt Series, New York Tax Exempt Series, Defensive Series, World Opportunities Series, Maximum Horizon Series and the Tax Managed Series have not commenced operations. Accordingly, no financial statements are being filed for these Series at this time.


____________________
*  Filed Herewith

(b)     Exhibits:

        (1)(i) Articles of Incorporation (incorporated by reference to Exhibit (1)(i) to the Registration Statement on Form N-1A (File No. 2-92633, filed on August 7, 1984).
          (ii)  Articles of Amendment (incorporated by reference to Exhibit
               (1)(ii) to Pre-Effective Amendment No. 2 to the Registration
                Statement on Form N-1A filed on June 10, 1985).
         (iii) Articles of Amendment (incorporated by reference to Exhibit to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on December 23, 1985).
          (iv)  Articles of Amendment (incorporated by reference to Exhibit
               (1)(iv) to the Registration Statement on Form N-1A filed on July
                17, 1986).

        (2)(a) By-Laws (incorporated by reference to Exhibit (2) to the Registration Statement on Form N-1A filed on August 7, 1984).
           (b) Amendment to By-Laws adopted June 11, 1987 (incorporated by reference to Exhibit 2(b) on Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 2-92633) filed on April 28, 1988).
           (c) Amendment to By-Laws adopted October 19, 1990 (incorporated by reference to Exhibit 2(c) on Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-92633) filed on January 30, 1991).

(3)     Not Applicable.

(4)       (a)   Specimen Stock Certificate (incorporated by reference to
                Exhibit (4a) to the Registration Statement on Form N-1A filed on July 17, 1986).
          (b)   Articles Supplementary to the charter as filed with the State of Maryland on July 10, 1986 (incorporated by reference to Exhibit (4b) to the Registration Statement on Form N-1A filed on July 17, 1986).
          (c)   Articles Supplementary to the charter as filed with the State of Maryland on January 23, 1989 (incorporated by reference to Exhibit 4(c) to the Registration Statement on Form N-1A filed on April 28, 1989).
          (d)   Articles Supplementary to the charter filed with the State of
                Maryland on September 25, 1989 (incorporated by reference to
                Exhibit 4(d) to Post-Effective  Amendment No. 5 to the
                Registration Statement on Form N-1A filed October 6, 1989).
          (e)   Articles supplementary to the charter filed with the State of
                Maryland  on  January 30, 1991 (incorporated by reference to
                Exhibit 4(e) to Post-Effective Amendment No. 8 to the
                Registration Statement on Form N-1A filed January 30, 1991).
          (f)   Articles supplementary to the charter filed with the State of
                Maryland on April 27, 1992 (incorporated by reference to
                Exhibit 4(f) to Post-Effective  Amendment  No. 10 to the
                Registration Statement on Form N-1A  filed May 6, 1992).
          (g)   Articles supplementary to the charter filed with the State of
                Maryland  on  April  29,  1993 (incorporated by reference to
                Exhibit 4(g) to Post-Effective  Amendment  No. 12 to the
                Registration Statement on Form N-1A filed May 10, 1993).
          (h)   Articles supplementary to the charter filed with the State of
                Maryland on September 23, 1993 (incorporated by reference to
                Exhibit 4(h) to Post-Effective  Amendment  No. 13 to the
                Registration Statement on Form N-1A filed September 30, 1993).
          (i)   Articles supplementary to the charter filed with the State of
                Maryland  on December 13, 1995 (incorporated by reference to
                Exhibit 4(i) to Post-Effective  Amendment  No. 20 to the
                Registration Statement on Form N-1A filed December 22, 1995).

(5)       (a)   Investment Advisory Agreement (incorporated by reference to
                Exhibit 5(a) to the Registration Statement on Form N-1A filed on July 17, 1986).
          (b)   Investment Advisory Agreement (incorporated by reference to
                Exhibit 5(b) to the Registration Statement on Form N-1A filed on May 10, 1993).
          (c)   Supplement to Schedule A of the Investment Advisory Agreement
                (incorporated  by reference to Exhibit 5(c) to the Registration
                Statement on Form N-1A filed on September 30, 1993).
          (d) Supplement to Schedule A of the Investment Advisory Agreement (incorporated by reference to Exhibit 5(d) to the Registration
                Statement on Form N-1A filed on July 21, 1995).
          (e) Supplement to Schedule A of the Investment Advisory Agreement (incorporated by reference to Exhibit 5(e) to the Registration
                Statement on Form N-1A filed on December 22, 1995).

(6)       (a)   Distribution Agreement (incorporated by reference to Exhibit
                6(a) to Post-Effective Amendment No. 8 to the Registration
                Statement on Form N-1A filed January 30, 1991).
          (b)   Distribution Agreement (incorporated by reference to Exhibit
                6(b) to Post-Effective Amendment No. 12 to the Registration
                Statement on Form N-1A filed May 10, 1993).

(7)     Not Applicable.

(8)       (a)   Custodian Agreement (incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed December 23, 1985).
          (b)   Custodian Agreement for International Series (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 5 to the
                Registration Statement on Form N-1A filed October 6, 1989).
          (c)   Custodian Agreement for all foreign securities held by the Fund
                (incorporated by reference to Exhibit 8 to Post-Effective
                Amendment No. 10 to the Registration Statement on Form N-1A filed on May 6, 1992).

(9)       (a)   Transfer Agent Agreement (incorporated by reference to
                Exhibit  9(a)  to  Pre-Effective  Amendment No. 12 to the
                Registration Statement on Form N-1A filed May 10, 1993).
          (b)   Transfer Agent Agreement (incorporated by reference to Exhibit
                9(b) to Post-Effective Amendment No. 13 to the Registration
                Statement on Form N-1A  filed  September  30, 1993).
          (c)   Transfer Agent Agreement (incorporated by reference to Exhibit
                9(c) to Post-Effective Amendment No. 17 to the Registration
                Statement on Form N-1A filed May 26, 1995).
          (d)   Transfer Agent Agreement (incorporated by reference to Exhibit
                9(d) to Post-Effective Amendment No. 18 to the Registration
                Statement on Form N-1A filed July 21, 1995).
          (e)   Transfer Agent Agreement (incorporated by reference to Exhibit
                9(e) to Post-Effective Amendment No. 20 to the Registration
                Statement on Form N-1A filed December 22, 1995).

(10)  Opinion of Morgan, Lewis & Bockius was filed with Registrant's Rule
      24f-2 Notice relating to the fiscal year ending    December 31, 1996 on
      February 20, 1997.

(11)     Consent of Independent Public Accountants.

(12)   Not Applicable.


(13) Investment letters (incorporated by reference to Exhibit #13, to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on December 23, 1985).

(14)  Not Applicable

(15)  Not Applicable

(16)   (a)  Schedule for computation of each performance quotation
            (incorporated by reference to Exhibit #16, to Pre-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on April 26, 1995.

       (b) Schedule for computation of each performance quotation (incorporated by reference to Exhibit #16, to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on March 6, 1996.
                           8
       (c) Schedule for computation of each performance quotation (incorporated by reference to Exhibit #16, to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on March 18, 1997.

ITEM 25.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Reference is made to Part B of the Registration Statement, under the heading "Management".

ITEM 26.


     NUMBER OF HOLDERS OF SECURITIES.

     As of    March 13, 1997: (To be filled in)

           (1)                 (2)
          Title of Class     Number of record holders

          Class A                       2,008
          Class B                         139
          Class D                       1,735
          Class E                          19
          Class G                       1,738
          Class H                          29
          Class K                         294
          Class L                         295
          Class M                          23
          Class N                          20
          Class O                          28
          Class P                         341
          Class Q                          80
          Class R                         192
          Class U                        1,673



ITEM 27.

INDEMNIFICATION.

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant's Articles of Incorporation, which reflects the positions taken in Investment Company Act Release 11330.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling persons of Registrant in the successful defense of any action, suit or proceeding) asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Directors and Officers of the Registrant are covered parties under a Directors & Officers/Errors & Omissions insurance policy with Gulf Insurance Company. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or breach of duty by the insureds as directors and/or officers of the Registrant.

ITEM 28.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

Manning & Napier Advisors, Inc. is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, Inc. its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, Inc.

ITEM 29.

PRINCIPAL UNDERWRITERS.

(a)     Not Applicable

(b) Manning & Napier Investor Services, Inc. is the Distributor for the Registrant's shares.







Name & Principal            Positions & Offices   Positions & Offices
Business Address            with Distributor      with Registrant
--------------------------  --------------------  -------------------

B. Reuben Auspitz           President & Director  Director & Vice
100 Chase Square                                  President
Rochester, NY 14604

Julie Raschella             Director              N/A
1100 Chase Square
Rochester, NY 14604

Beth A. Hendershot Galusha  Treasurer             N/A
1100 Chase Square
Rochester, NY 14604

Barbara A. Lapple           Corporate Secretary   Corporate Secretary
1100 Chase Square
Rochester, NY 14604

George Nobiliski            Director                    N/A
1100 Chase Square
Rochester, NY 14604





(c) The Distributor does not receive any commissions or other form of compensation for its distribution services to the Registrant.

ITEM 30.

LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession Registrant except for the records required by Rule 31a-1(b)(2)(a) and (b), which are in the possession of the Custodian.

ITEM 31.

MANAGEMENT SERVICES.

Not Applicable.

ITEM 32.

UNDERTAKINGS.

Not Applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of Rochester and State of New York on the    18 day of March, 1997.


                                               Manning & Napier Fund, Inc.
                                              (Registrant)


                                            By:/s/William Manning
                                                  William Manning
                                                  President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.






-----------------------
Signature                Title                                  Date
-----------------------  -------------------------------------  ----

/s/William Manning       Principal Executive                    3/18/97
-----------------------
   William Manning       Officer

/s/B. Reuben Auspitz     Director and Officer                   3/18/97
-----------------------
   B. Reuben Auspitz

/s/Martin F. Birmingham  Director
-----------------------                                         3/18/97
   Martin F. Birmingham

/s/Harris H. Rusitzky    Director                               3/18/97
-----------------------
   Harris H. Rusitzky

/s/Peter L. Faber        Director                               3/18/97
-----------------------
   Peter L. Faber

/s/Stephen B. Ashley     Director                               3/18/97
-----------------------
   Stephen B. Ashley

/s/Timothy P. Mullaney   Chief Financial & Accounting Officer,  3/18/97
-----------------------
   Timothy P. Mullaney   Treasurer






                                EXHIBIT INDEX

Exhibits No.

(1) (i)  Articles of Incorporation (incorporated by reference to Exhibit
         (1)(i) to the Registration Statement on Form N-1A (File No. 2-92633) filed on August 7, 1984).
    (ii) Articles of Amendment (incorporated by reference to Exhibit
         (1)(ii) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on June 10, 1985).
    (iii)Articles of Amendment (incorporated by reference to Exhibit
        (1)(iii) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on December 23, 1985).
    (iv) Articles of Amendment (incorporated by reference to Exhibit
        (1)(iv) to the Registration Statement on Form N-1A filed on July 17,
        1986).

(2) (a) By-Laws  (incorporated  by reference to Exhibit (2) to the
        Registration Statement on Form N-1A filed on August 7, 1984).
    (b) Amendment to By-Laws adopted June 11, 1987 (incorporated by reference to Exhibit 2 (b) on Post-Effective Amendment No.
        4 to the Registration Statement on Form N-1A (File No. 2-92633) filed on April 28, 1988).
    (c) Amendment to By-Laws adopted October 19, 1990 (incorporated by reference to Exhibit 2(c) on Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-92633) filed on January 30, 1991).

(3)     Not Applicable.

(4) (a) Specimen Stock Certificate (incorporated by reference to Exhibit
        4(a) to the Registration Statement on Form N-1A filed on July 17, 1986).
    (b) Articles Supplementary to the charter as filed with the State of Maryland on July 10, 1986 (incorporated by reference to Exhibit 4(b) to the Registration Statement on Form N-1A filed on July 17, 1986)
    (c) Articles Supplementary to the charter as filed with the State of Maryland on January 23, 1989 (incorporated by reference to Exhibit
        4(c) to the Registration Statement on Form N-1A filed on April 28,
        1989).
    (d) Articles Supplementary to the charter filed with the State of Maryland on September 25, 1989 (incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed October 6, 1989).
    (e) Articles supplementary to the charter filed with the State of Maryland on January 30, 1991 (incorporated by reference to Exhibit
        4(e) to the Registration Statement on Form N-1A filed on January 30,
        1991).
    (f) Articles supplementary to the charter filed with the State of Maryland on April 27, 1992 (incorporated by reference to Exhibit
        4(f) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed May 6, 1992).
    (g) Articles supplementary to the charter filed with the State of Maryland on April 29, 1993 (incorporated by reference to Exhibit
        4(g) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed May 10, 1993).
    (h) Articles supplementary to the charter filed with the State of Maryland on September 23, 1993 (incorporated by reference to Exhibit 4(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on September 30, 1993).
    (i) Articles supplementary to the charter filed with the State of Maryland on December 13, 1995 (incorporated by reference to Exhibit
        4(i) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on December 21, 1995.
(5) (a) Investment Advisory Agreement (incorporated by reference to
        Exhibit 5(a) to the Registration Statement on Form N-1A filed on July 17, 1986).
    (b) Investment Advisory Agreement (incorporated by reference to
        Exhibit 5(b) to the Registration Statement on Form N-1A filed on May 10,
        1993).
    (c) Supplement to Schedule A of the Investment Advisory Agreement (incorporated by reference to Exhibit 5(c) to the Registration Statement on Form N-1A filed on September 30, 1993).
    (d) Supplement to Schedule A of the Investment Advisory Agreement (incorporated by reference to Exhibit 5(d) to the Registration Statement on Form N-1A filed on July 21, 1995).
    (e) Supplement to Schedule A of the Investment Advisory Agrement (incorporated by reference to Exhibit 5(e) to the Registration Statement on Form N-1A filed on December 21, 1995.

(6) (a) Distribution Agreement (incorporated by reference to Exhibit 6(a) to the Registration Statement on Form N-1A filed on January 30, 1991).
    (b) Distribution Agreement (incorporated by reference to Exhibit 6(b) to the Registration Statement on Form N-1A filed on May 10, 1993).

(7)     Not Applicable.

(8)(a) Custodian Agreement (incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed December 23, 1985).
   (b) Custodian Agreement for International Series (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed October 6, 1989).
   (c) Custodian Agreement for all foreign securities held by the Fund (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on May 6, 1992).

(9)(a) Transfer Agent Agreement (incorporated by reference to Exhibit
       9(a) to Pre-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed May 10, 1993).
   (b) Supplement to the Schedule A and B of the Transfer Agent
       Agreement (incorporated by reference to Exhibit 9(b) to Pre-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed September 30, 1993).
   (c) Supplement to the Schedule A and B of the Transfer Agent
       Agreement (incorporated by reference to Exhibit 9(c) to Pre-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed
       May 26, 1995).
   (d) Supplement to the Schedule A and B of the Transfer Agent
       Agreement (incorporated by reference to Exhibit 9(d) to Pre-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed
       July 21, 1995).
   (e) Supplement to the Schedule A and B of the Transfer Agent
       Agreement (incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed December 21, 1995).

(10) Opinion of Morgan, Lewis & Bockius was filed with Registrant's Rule 24f-2 Notice relating to the fiscal year ending December 31, 1992 on February 24, 1993. Registrant' intends to file its Rule 24f-2 Notice for its fiscal year ended December 31, 1993 on or before February 28, 1994. Registrant' filed its Rule 24f-2 Notice relating to the fiscal
       year ending December 31, 1994 on February 25, 1995.    Registrant filed
       its Rule 24f-2 Notice for its fiscal year ended October 31, 1996 on December 30, 1996. Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 20, 1997.

(11)      Consent of Indenpendent Public Accountants.

(12)   Not Applicable.

(13) Investment letters (incorporated by reference to Exhibit #13, to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on December 23, 1985).

(14)   Not Applicable.

(15)   Not Applicable.

(16) Schedule for computation of each performance quotation (incorporated by reference to Exhibit #16, to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on March 18,
       1997).